                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4025
                                  ----------------------------------------------

                        AMERICAN CENTURY MUNICIPAL TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                 64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)

DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 816-531-5575
                                                   -----------------------------

Date of fiscal year end:  5-31
                        --------------------------------------------------------

Date of reporting period: 5-31-2006
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

American Century Investments
ANNUAL REPORT

MAY 31, 2006

[photo of man and woman]

Tax-Free Money Market Fund
Tax-Free Bond Fund

[american century investments logo and text logo]

TAX-FREE MONEY MARKET

TAX-FREE BOND

FINANCIAL STATEMENTS

OTHER INFORMATION
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
Approval of Management Agreement for

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the American Century
Tax-Free Money Market and Tax-Free Bond funds for the 12 months ended May 31,
2006. We hope you find this information helpful in monitoring your investment.
Another useful resource we offer is our Web site, americancentury.com, where we post quarterly portfolio commentaries, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Our Web site presents American Century's recently-announced strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation (LAF). Our
new campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count.

American Century's collaboration with Lance Armstrong and the LAF is a perfect fit. Like members of our family, Lance is a cancer survivor and shares our values of optimism, focus, and determination. In addition, Lance and our family have dedicated our success to improving lives, through the LAF and the Stowers
Institute for Medical Research, respectively. To learn more about American
Century's collaboration with Lance Armstrong and the LAF, please visit
www.lanceface.com on the Web and click on the links to related sites.

Besides the exciting new collaboration, we've enjoyed other good news -- in
January, American Century was named, for the seventh consecutive year, one of
FORTUNE magazine's 100 Best Companies to Work For in America. Fostering a
positive work environment can benefit fund investors as well as our company --
it helps us continue to attract and retain talented people.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Market Perspective

[photo of David MacEwen]

BY DAVID MACEWEN, CHIEF INVESTMENT OFFICER, FIXED INCOME

ECONOMIC GROWTH PUSHED COMMODITY PRICES & INTEREST RATES HIGHER

Strong economic growth abroad and resilient growth in the U.S. (despite a devastating 2005 hurricane season and record-high energy prices) helped push
U.S. interest rates and Treasury yields to their highest levels since 2001-2002 during the 12 months ended May 31, 2006. The U.S. economy grew at a moderate rate of approximately 3.5% for the period, despite dipping below 2% in the fourth quarter of 2005. Robust overseas growth, particularly in emerging Asian markets such as China and India, helped push the Commodity Research Bureau index to a record high, fanning inflation fears and forcing global central banks to raise interest rates.

TREASURY YIELDS INVERTED, INDICATING POSSIBLE ECONOMIC WEAKNESS AHEAD

In the U.S., the Federal Reserve increased its overnight interest rate target eight times during the 12 months, raising it from 3% to 5%. That display of inflation-fighting discipline helped prevent long-term Treasury yields from rising as much as short-term yields, reducing or "flattening" the difference between these yields. On May 31, 2005, two- and 10-year Treasury yields were
3.58% and 3.98%, respectively, 0.40 percentage point apart. On May 31, 2006, the respective yields for two- and 10-year notes were 5.04% and 5.12%, just 0.08 percentage point apart. These yields also "inverted" temporarily during the first quarter of 2006 when the two-year yield rose higher than the 10-year. This phenomenon often precedes economic downturns.

MUNICIPAL MARKET GENERALLY OUTPERFORMED TAXABLE MARKET

Rising interest rates created challenging conditions for bonds, which, in general, had to rely on their interest income to help offset price declines.
Under these conditions, the best performers were money market and high-yield securities. In addition, the municipal market generally outperformed the taxable
-- municipal yields didn't rise or flatten as much as Treasury yields. Reasons for municipal outperformance included strong demand from investors (including those who recognized that municipals typically outperform in bond bear markets), declining municipal supply growth (less issuance and refinancing as interest rates rose), and favorable economic growth (providing improved tax revenues and credit conditions for municipal debt).

U.S. FIXED-INCOME TOTAL RETURNS

For the 12 months ended May 31, 2006
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL MARKET INDICES
--------------------------------------------------------------------------------
Municipal Bond                                                1.90%
--------------------------------------------------------------------------------
3-Year Municipal Bond                                         1.59%
--------------------------------------------------------------------------------
5-Year General Obligation (GO)                                1.24%
--------------------------------------------------------------------------------
Long-Term Municipal Bond (22+ years)                          3.20%
--------------------------------------------------------------------------------
Non-Investment-Grade (High-Yield)                             7.20%
--------------------------------------------------------------------------------
TAXABLE MARKET RETURNS
--------------------------------------------------------------------------------
Lehman Bros. U.S. Aggregate Index                            -0.48%
--------------------------------------------------------------------------------
Lehman Bros. U.S. Treasury Index                             -1.39%
--------------------------------------------------------------------------------
3-Month Treasury Bill                                         3.85%
--------------------------------------------------------------------------------
10-Year Treasury Note                                        -5.25%
--------------------------------------------------------------------------------

Source: Lehman Brothers Inc.

------
2

Tax-Free Money Market - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                             --------------------------------------
                                    AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE       INCEPTION
                    1 YEAR    5 YEARS   10 YEARS(1)   INCEPTION(1)      DATE
-------------------------------------------------------------------------------
INVESTOR CLASS       2.51%     1.43%       2.39%        3.31%         7/31/84
-------------------------------------------------------------------------------
AVERAGE RETURN
OF LIPPER'S
TAX-EXEMPT MONEY
MARKET FUNDS(2)      2.16%     1.14%       2.12%        3.16%(3)        --
-------------------------------------------------------------------------------
Fund's Lipper
Ranking as
of 5/31/06(2)      9 of 115   8 of 95     6 of 80      5 of 28(3)       --
-------------------------------------------------------------------------------
Fund's Lipper
Ranking as
of 6/30/06(2)      9 of 115   8 of 96     6 of 79      5 of 28(3)       --
-------------------------------------------------------------------------------

(1) Fund returns and rankings would have been lower if management fees had not been waived from 8/1/97 to 7/31/98. Beginning on 8/1/98, management fees were phased in at a rate of 0.10% each month until 12/1/98.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 8/31/84, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

Tax-Free Money Market - Portfolio Commentary

PORTFOLIO MANAGER: TODD PARDULA

MR. PARDULA, A MEMBER OF THE MUNICIPAL BOND INVESTMENT-MANAGEMENT TEAM WHO
JOINED AMERICAN CENTURY INVESTMENTS IN 1990, REPLACED ALAN KRUSS AS TEAM LEADER
FOR TAX-FREE MONEY MARKET WHEN MR. KRUSS' ROLE IN THE MANAGEMENT OF SEVERAL
AMERICAN CENTURY MUNICIPAL BOND FUNDS WAS EXPANDED.

PERFORMANCE SUMMARY

Tax-Free Money Market returned 2.51% for the year ended May 31, 2006, outperforming the 2.16% average return of the 115 funds in Lipper's "Tax-Exempt
Money Market Funds" category, and ranking the fund in the top 8% (#9 out of 115)
of the Lipper peers. Tax-Free Money Market also ranks in the top 9% for the
5-year and 10-year periods ended May 31 (see the previous page for performance numbers.)

MARKET PERSPECTIVE

As the Federal Reserve pushed short-term U.S. interest rates up two percentage points over the course of the period, money market yields rose accordingly.
Municipal money market yields also displayed their typical seasonal fluctuations--yields spiked in late December 2005 when money market supply increased as dealers tried to clear their inventory before year end. But yields fell again in early January as bond maturities and calls boosted demand for money market securities. A similar cycle played out in April and May of 2006, as investors withdrew funds from their money market accounts to pay taxes, causing demand for money markets to plummet and yields to spike. Overall, Tax-Free Money
Market's 7-day current yield rose from 2.41% on May 31, 2005, to 3.02% on May
31, 2006.

PORTFOLIO POSITIONING & STRATEGY

Managers kept most of Tax-Free Money Market's assets in variable rate demand notes (VRDNs). These are short-term, floating-rate municipal notes with weekly yield resets (though some are daily or monthly). This benefits the fund when interest rates are rising, as they were during the fiscal year, or when demand for money-market securities falls, as it did in December and April. VRDNs can capture higher yields more quickly than other short-term securities, giving
Tax-Free Money Market's yield a boost. As of May 31, 2006, VRDNs made up about
93% of the portfolio's holdings. The remainder was invested in municipal notes and bonds, municipal mandatory put bonds, and municipal commercial paper.

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
7-DAY CURRENT YIELD
--------------------------------------------------------------------------------
                                                  3.02%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE YIELD
--------------------------------------------------------------------------------
                                                  3.06%
--------------------------------------------------------------------------------
7-DAY TAX-EQUIVALENT CURRENT YIELDS(1)
--------------------------------------------------------------------------------
25.0% Tax Bracket                                 4.03%
--------------------------------------------------------------------------------
28.0% Tax Bracket                                 4.19%
--------------------------------------------------------------------------------
33.0% Tax Bracket                                 4.51%
--------------------------------------------------------------------------------
35.0% Tax Bracket                                 4.65%
--------------------------------------------------------------------------------

(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

                                                                    (continued)

------
4

Tax-Free Money Market - Portfolio Commentary

Tax-Free Money Market's weighted average maturity fell steadily between
September 2005 and May 2006, ending the period at 11 days on May 31. Much of the decline resulted as the investment team steered clear of municipal notes, which didn't offer very attractive yields. These notes typically have a one-year maturity, and so push the fund's WAM higher--without them, the WAM tends to shorten significantly.

HOW THE FUND FITS IN A DIVERSIFIED INVESTMENT STRATEGY

Tax-Free Money Market is designed to supply the "cash" component in a diversified investment portfolio, offering capital preservation and liquidity.
Tax-Free Money Market provides federally tax-exempt current income by investing in high-quality, very short-term debt securities issued by cities, counties, and other municipalities.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
A-1+                                        71%                   68%
--------------------------------------------------------------------------------
A-1                                         29%                   32%
--------------------------------------------------------------------------------

Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

PORTFOLIO COMPOSITION BY MATURITY
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
1-30 days                                   95%                   93%
--------------------------------------------------------------------------------
31-90 days                                   1%                    --
--------------------------------------------------------------------------------
91-180 days                                  4%                    1%
--------------------------------------------------------------------------------
More than 180 days                           --                    6%
--------------------------------------------------------------------------------

------
5

Tax-Free Money Market - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES -- 98.7%

ALABAMA - 2.5%
--------------------------------------------------------------------------------
           $1,500  Birmingham Public Park &
                   Recreation Board Rev., (Children's
                   Zoo), VRDN, 3.59%, 6/1/06
                   (LOC: AmSouth Bank)                                 $   1,500
--------------------------------------------------------------------------------
            2,500  Birmingham Special Care
                   Facilities Financing Auth. Rev.,
                   (United Cerebral Palsy Project),
                   VRDN, 3.59%, 6/1/06
                   (LOC: AmSouth Bank)                                     2,500
--------------------------------------------------------------------------------
              800  Mobile Industrial Development
                   Board Rev., (Holnam Inc.),
                   VRDN, 3.36%, 6/7/06
                   (LOC: Bayerische Landesbank)                              800
--------------------------------------------------------------------------------
            2,005  Tuscaloosa Health Care Auth.
                   Rev., (Pine Valley), VRDN, 3.59%,
                   6/1/06 (LOC: AmSouth Bank)                              2,005
--------------------------------------------------------------------------------
                                                                           6,805
--------------------------------------------------------------------------------
ARIZONA - 2.5%
--------------------------------------------------------------------------------
            6,750  Maricopa County Industrial
                   Development Auth. Rev.,
                   (Michael Pylman Dairies),
                   VRDN, 3.62%, 6/1/06
                   (LOC: LaSalle Bank N.A)                                 6,750
--------------------------------------------------------------------------------
CALIFORNIA - 3.5%
--------------------------------------------------------------------------------
            1,387  Alameda County Industrial
                   Development Auth. Rev.,
                   (Design Workshops), VRDN,
                   3.72%, 6/1/06 (LOC: Wells
                   Fargo Bank N.A.)                                        1,387
--------------------------------------------------------------------------------
            1,022  California Economic Development
                   Financing Auth. Rev., (Wesflex
                   Pipe Manufacturing), VRDN,
                   3.78%, 6/1/06 (LOC: Wells
                   Fargo Bank N.A.)                                        1,022
--------------------------------------------------------------------------------
            7,000  Puttable Floating Option
                   Tax-Exempt Receipts, VRDN,
                   4.07%, 6/1/06
                   (LOC: Lloyds Bank plc)                                  7,000
--------------------------------------------------------------------------------
                                                                           9,409
--------------------------------------------------------------------------------
COLORADO - 4.1%
--------------------------------------------------------------------------------
            3,095  Arvada Water Enterprise Rev.,
                   VRDN, 3.80%, 6/1/06 (FSA)
                   (SBBPA: Dexia Credit Local)                             3,095
--------------------------------------------------------------------------------
            2,200  Colorado Health Facilities Auth.
                   Rev., (Boulder Community
                   Hospital), VRDN, 3.35%, 6/7/06
                   (LOC: JPMorgan Chase Bank)                              2,200
--------------------------------------------------------------------------------
            5,800  Colorado Housing & Finance
                   Auth. Rev., (Kroger Co.),
                   VRDN, 3.57%, 6/1/06
                   (LOC: U.S. Bank Trust N.A.)                             5,800
--------------------------------------------------------------------------------
                                                                          11,095
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
FLORIDA - 4.8%
--------------------------------------------------------------------------------
           $1,075  Broward County Health Facilities
                   Auth. Rev., (John Knox Village),
                   VRDN, 3.67%, 6/1/06 (RADIAN)
                   (SBBPA: SunTrust Bank)                               $  1,075
--------------------------------------------------------------------------------
            4,930  Florida Housing Finance Agency
                   Rev., VRDN, 3.60%, 6/1/06
                   (SBBPA: Merrill Lynch Capital
                   Services) (Acquired 2/6/04 -
                   4/19/04, Cost $4,930)(1)                                4,930
--------------------------------------------------------------------------------
            4,300  Miami-Dade County Industrial
                   Development Auth. Rev.,
                   (Palmer Trinity Private College),
                   VRDN, 3.55%, 6/1/06
                   (LOC: Keybank N.A.)                                     4,300
--------------------------------------------------------------------------------
            1,950  Pinellas County Health Facility
                   Auth. Rev., (Pooled Hospital
                   Loan Program), VRDN, 3.60%,
                   6/1/06 (Ambac) (SBBPA:
                   Wachovia Bank N.A.)                                     1,950
--------------------------------------------------------------------------------
              800  Seminole County Industrial
                   Development Auth. Rev., VRDN,
                   3.67%, 6/1/06 (LOC: Bank
                   of America N.A.)                                          800
--------------------------------------------------------------------------------
                                                                          13,055
--------------------------------------------------------------------------------
GEORGIA - 2.0%
--------------------------------------------------------------------------------
            5,495  Fulton County Development Auth.
                   Rev., (Automatic Data Processing),
                   VRDN, 3.65%, 6/15/06                                    5,495
--------------------------------------------------------------------------------
HAWAII - 1.8%
--------------------------------------------------------------------------------
            3,000  Hawaii Pacific Health Rev.,
                   Series 2004 B, (Department
                   Budget & Finance), VRDN,
                   3.30%, 6/7/06 (RADIAN)
                   (SBBPA: Bank of Nova Scotia)                            3,000
--------------------------------------------------------------------------------
            2,000  Hawaii Pacific Health Rev.,
                   Series 2004 B2, (Department
                   Budget & Finance), VRDN,
                   3.30%, 6/7/06 (RADIAN)
                   (SBBPA: Bank of Nova Scotia)                            2,000
--------------------------------------------------------------------------------
                                                                           5,000
--------------------------------------------------------------------------------
IDAHO - 1.1%
--------------------------------------------------------------------------------
            3,000  Lincoln County Industrial
                   Development Corp. Rev.,
                   (Double A Dairy), VRDN,
                   3.62%, 6/1/06
                   (LOC: Bank of America N.A.)                             3,000
--------------------------------------------------------------------------------
ILLINOIS - 0.7%
--------------------------------------------------------------------------------
            1,900  City of Chicago GO, Series
                   2005 D, VRDN, 3.47%, 6/1/06
                   (FSA) (LOC: Dexia Credit Local)                         1,900
--------------------------------------------------------------------------------
INDIANA - 9.3%
--------------------------------------------------------------------------------
            2,800  Jasper County Industrial
                   Development Rev., (Newberry
                   Farms LLC), VRDN, 3.62%,
                   6/1/06 (LOC: Bank of the West)                          2,800
--------------------------------------------------------------------------------
            5,615  La Porte Industrial Development
                   Rev., (KKO Realty), VRDN, 3.62%,
                   6/1/06 (LOC: Bank of New York                           5,615
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Tax-Free Money Market - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $1,565  Morgan County Rev., Series
                   2002 A, (Morgan Hospital &
                   Medical Center), VRDN, 3.60%,
                   6/1/06 (LOC: Fifth Third Bank)                       $  1,565
--------------------------------------------------------------------------------
           11,815  Morgan County Rev., Series
                   2002 B, (Morgan Hospital &
                   Medical Center), VRDN, 3.55%,
                   6/1/06 (LOC: Fifth Third Bank)                         11,815
--------------------------------------------------------------------------------
            3,625  Vincennes Economic
                   Development Rev., (Grandview
                   Care Inc.), VRDN, 3.70%, 6/1/06
                   (LOC: JPMorgan Chase Bank)                              3,625
--------------------------------------------------------------------------------
                                                                          25,420
--------------------------------------------------------------------------------
KENTUCKY - 2.6%
--------------------------------------------------------------------------------
            5,000  Kentucky Asset Liability
                   Commission Tax and Rev.
                   Anticipation Notes, Series
                   2005 A, 4.00%, 6/28/06                                  5,005
--------------------------------------------------------------------------------
            1,000  Murray Industrial Building Rev.,
                   (Kroger Co.), VRDN, 3.57%,
                   6/1/06 (LOC: U.S. Bank N.A.)                            1,000
--------------------------------------------------------------------------------
            1,000  Winchester Industrial Building
                   Rev., (Kroger Co.), VRDN, 3.57%,
                   6/1/06 (LOC: U.S. Bank N.A.)                            1,000
--------------------------------------------------------------------------------
                                                                           7,005
--------------------------------------------------------------------------------
LOUISIANA - 4.7%
--------------------------------------------------------------------------------
            2,800  Louisiana Local Government
                   Environmental Facilities &
                   Community Development Auth.
                   Rev., (Trinity Episcopal School),
                   VRDN, 3.32%, 6/7/06
                   (LOC: SunTrust Bank)                                    2,800
--------------------------------------------------------------------------------
           10,000  Louisiana Local Government
                   Environmental Facilities &
                   Community Development Auth.
                   Rev., Series 2006 A, VRDN,
                   3.57%, 6/1/06 (Ambac)
                   (SBBPA: BNP Paribas)                                   10,000
--------------------------------------------------------------------------------
                                                                          12,800
--------------------------------------------------------------------------------
MARYLAND - 0.4%
--------------------------------------------------------------------------------
            1,000  Maryland Economic Development
                   Corp. Rev., Series 2002 B,
                   (Federation of American
                   Societies), VRDN, 3.32%,
                   6/7/06 (LOC: SunTrust Bank)                             1,000
--------------------------------------------------------------------------------
MASSACHUSSETTS - 1.8%
--------------------------------------------------------------------------------
            5,000  Massachusetts Development
                   Finance Agency Rev.,
                   (Wentworth Technology  Institute),
                   VRDN, 3.55%,  6/1/06 (RADIAN)
                   (SBBPA: Bank of New York)                               5,000
--------------------------------------------------------------------------------
MINNESOTA - 4.9%
--------------------------------------------------------------------------------
            6,940  Dakota County Community
                   Development Agency Rev.,
                   (Catholic Finance Corp.),  VRDN,
                   3.35%, 6/7/06
                   (LOC: U.S. Bank N.A.)                                   6,940
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
           $6,500  East Grand Forks Rev.,
                   (American Crystal Sugar Co.),
                   VRDN, 3.62%, 6/1/06
                   (LOC: Wachovia Bank N.A.)                            $  6,500
--------------------------------------------------------------------------------
                                                                          13,440
--------------------------------------------------------------------------------
MISSISSIPPI - 0.9%
--------------------------------------------------------------------------------
            2,570  Mississippi Business Finance
                   Corp. Rev., Series 2004 B,
                   VRDN, 3.59%, 6/1/06
                   (LOC: Wells Fargo Bank N.A.)                            2,570
--------------------------------------------------------------------------------
MISSOURI - 6.9%
--------------------------------------------------------------------------------
            6,700  Jackson County Industrial
                   Development Auth. Rev.,
                   (Linda Hall Library), VRDN,
                   3.59%, 6/1/06
                   (LOC: Commerce Bank N.A.)                               6,700
--------------------------------------------------------------------------------
            2,560  Kansas City Industrial
                   Development Auth. Rev.,
                   (Plaza Manor Nursing),
                   VRDN, 3.62%, 6/1/06
                   (LOC: Comerica Bank)                                    2,560
--------------------------------------------------------------------------------
            9,400  Missouri State Health &
                   Educational Facilities Auth. COP,
                   (Pembroke Hill School),
                   VRDN, 3.59%, 6/1/06
                   (LOC: Commerce Bank N.A.)                               9,400
--------------------------------------------------------------------------------
                                                                          18,660
--------------------------------------------------------------------------------
NEVADA - 1.3%
--------------------------------------------------------------------------------
            3,600  Clark County Economic
                   Development Rev., (Lutheran
                   Secondary School Association),
                   VRDN, 3.67%, 6/1/06
                   (LOC: Allied Irish Bank plc)                            3,600
--------------------------------------------------------------------------------
NORTH CAROLINA - 4.9%
--------------------------------------------------------------------------------
            1,480  North Carolina Medical Care
                   Commission Retirement
                   Facilities Rev., (Aldersgate),
                   VRDN, 3.30%, 6/7/06
                   (LOC: Branch Banking & Trust)                           1,480
--------------------------------------------------------------------------------
           11,900  North Carolina Medical Care
                   Commission Retirement
                   Facilities Rev., Series 2001 C,
                   (Village at Brookwood),
                   VRDN, 3.30%, 6/7/06
                   (LOC: Branch Banking & Trust)                          11,900
--------------------------------------------------------------------------------
                                                                          13,380
--------------------------------------------------------------------------------
OREGON - 4.8%
--------------------------------------------------------------------------------
           13,100  Port of Portland Public Grain
                   Elevator Rev., (Columbia Grain Inc.),
                   VRDN, 3.59%, 6/1/06
                   (LOC: Wachovia Bank N.A.)                              13,100
--------------------------------------------------------------------------------
SOUTH CAROLINA - 3.0%
--------------------------------------------------------------------------------
            8,150  South Carolina Jobs Economic
                   Development Auth Rev.,
                   (Greenville Technical College),
                   VRDN, 3.59%, 6/1/06
                   (LOC: SunTrust Bank)                                    8,150
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
7

Tax-Free Money Market -  Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
TENNESSEE - 7.0%
--------------------------------------------------------------------------------
           $7,880  Bradley County Industrial
                   Development Board Rev.,
                   (Kroger Co.), VRDN, 3.57%,
                   6/1/06 (LOC: U.S. Bank N.A.)                         $  7,880
--------------------------------------------------------------------------------
              700  Cookeville Industrial Development
                   Board Rev., Series 2001 A,
                   (Advocacy & Resources Project),
                   VRDN, 3.59%, 6/1/06
                   (LOC: AmSouth Bank)                                       700
--------------------------------------------------------------------------------
            2,300  Knox County Industrial
                   Development Board Rev.,
                   (Kroger Co.), VRDN,  3.57%, 6/1/06
                   (LOC: U.S. Bank Trust N.A.)                             2,300
--------------------------------------------------------------------------------
            8,200  Shelby County Health
                   Educational & Housing Facilities
                   Board Rev., (Kings Daughter
                   &  Sons), VRDN, 3.59%, 6/1/06
                   (LOC: AmSouth Bank)                                     8,200
--------------------------------------------------------------------------------
                                                                          19,080
--------------------------------------------------------------------------------
TEXAS - 16.2%
--------------------------------------------------------------------------------
           10,000  Crawford Education Facilities
                   Corp. Rev., (University Package
                   System A), VRDN, 3.56%,
                   6/1/06 (LOC: BNP Paribas)                              10,000
--------------------------------------------------------------------------------
            5,500  Gulf Coast Industrial
                   Development Auth. Rev.,
                   (Petrounited Term Inc.),
                   VRDN, 3.56%, 6/1/06
                   (LOC: BNP Paribas)                                      5,500
--------------------------------------------------------------------------------
            3,000  Hale County Industrial
                   Development Corp. Rev.,
                   (Struikmans), VRDN, 3.62%,
                   6/1/06 (LOC: Bank of the West)                          3,000
--------------------------------------------------------------------------------
            4,000  Hale County Industrial
                   Development Corp. Rev.,
                   (White River Ranch),
                   VRDN, 3.62%, 6/1/06
                   (LOC: Wells Fargo Bank N.A.)                            4,000
--------------------------------------------------------------------------------
            2,470  Lubbock Health Facilities
                   Development Corp. Rev.,
                   (Saint Joseph Health System),
                   5.00%, 7/1/06 (FSA)                                     2,474
--------------------------------------------------------------------------------
            5,500  Muleshoe Economic
                   Development Corp. Rev.,
                   (John Lyle & Grace Ajean),
                   VRDN, 3.62%, 6/1/06
                   (LOC: Wells Fargo Bank N.A.)                            5,500
--------------------------------------------------------------------------------
            3,645  San Antonio Education Facilities
                   Corp. Rev., Series 2004 A,
                   (Phase 1 Dormitory), VRDN,
                   3.54%, 6/1/06
                   (LOC: Allied Irish Bank plc)                            3,645
--------------------------------------------------------------------------------
           10,000  Texas Tax & Rev. Anticipation
                   Notes, 4.50%, 8/31/06                                  10,037
--------------------------------------------------------------------------------
                                                                          44,156
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                 Value
--------------------------------------------------------------------------------
VERMONT - 0.8%
--------------------------------------------------------------------------------
           $2,190  Vermont Educational & Health
                   Buildings Financing Agency Rev.,
                   Series 2004 B, (Landmark
                   College), VRDN, 3.50%, 6/1/06
                   (RADIAN) (LOC: SunTrust Bank)                        $  2,190
--------------------------------------------------------------------------------
VIRGINIA - 3.3%
--------------------------------------------------------------------------------
            2,400  Bristol Industrial Development
                   Auth. Rev., (Bristol Health Care
                   Center Inc.), VRDN, 3.70%,
                   6/1/06 (LOC: Regions Bank)                              2,400
--------------------------------------------------------------------------------
            6,600  Suffolk Industrial Development
                   Auth. Rev., (Lake Prince Center),
                   VRDN, 3.43%, 6/7/06
                   (LOC: Branch Banking & Trust)                           6,600
--------------------------------------------------------------------------------
                                                                           9,000
--------------------------------------------------------------------------------
WEST VIRGINIA - 1.5%
--------------------------------------------------------------------------------
            4,000  West Virginia Economic
                   Development Auth. Rev.,
                   (Collins Hardwood Co.),
                   VRDN, 3.62%, 6/1/06
                   (LOC: Bank of America N.A.)                             4,000
--------------------------------------------------------------------------------
WISCONSIN - 0.8%
--------------------------------------------------------------------------------
            2,125  Wisconsin Health & Educational
                   Facilities Auth. Rev., Series
                   2006 A, (Marshfield Clinic),
                   VRDN, 3.56%, 6/1/06 (LIQ FAC:
                   Merrill Lynch Capital Services)                         2,125
--------------------------------------------------------------------------------
WYOMING - 0.6%
--------------------------------------------------------------------------------
            1,500  City of Gillette Rev.,
                   VRDN, 3.31%, 6/7/06
                   (LOC: Barclay's Bank plc)                               1,500
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 98.7%                                     268,685
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.3%                                       3,523
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                              $272,208
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2006.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified
    institutional investors. The aggregate value of restricted securities at May 31, 2006 was $4,930 (in thousands), which represented 1.8% of total net assets.

See Notes to Financial Statements.

------
8

Tax-Free Bond - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                                  ----------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE      INCEPTION
                        1 YEAR     5 YEARS    10 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS          1.87%       4.34%       5.05%      5.42%        3/2/87
--------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL
5-YEAR GO INDEX         1.24%       4.06%       4.88%      5.56%(1)       --
--------------------------------------------------------------------------------
AVERAGE RETURN
OF LIPPER'S
INTERMEDIATE
MUNICIPAL
DEBT FUNDS(2)           1.03%       3.94%       4.71%      5.55%(3)       --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 5/31/06(2)      17 of 150   30 of 104   14 of 70    8 of 13(3)      --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 6/30/06(2)      18 of 149   31 of 106   15 of 70    9 of 13(3)      --
--------------------------------------------------------------------------------
Institutional Class     2.07%         --          --       3.17%        4/15/03
--------------------------------------------------------------------------------
Advisor Class             --          --          --       1.51%(4)     7/29/05
--------------------------------------------------------------------------------

(1) Since 2/28/87, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 3/31/87, the date nearest the Investor Class's inception for which data are available.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
9

Tax-Free Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made May 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended May 31
--------------------------------------------------------------------------------------------------
                    1997    1998    1999    2000    2001    2002    2003     2004    2005    2006
--------------------------------------------------------------------------------------------------
Investor Class     6.29%   7.60%   4.07%   0.44%   10.77%   6.45%   9.31%   -0.79%   5.16%   1.87%
--------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal 5-Year
GO Index           6.08%   6.95%   4.90%   0.65%   10.17%   6.33%   8.72%   -0.22%   4.47%   1.24%
--------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Tax-Free Bond - Portfolio Commentary

PORTFOLIO TEAM LEADER: ROBERT J. MILLER

MR. MILLER, VICE PRESIDENT AND PORTFOLIO MANAGER, JOINED AMERICAN CENTURY
INVESTMENTS IN JUNE 1998 AND BECAME A PORTFOLIO MANAGER IN FEBRUARY 2001. IN
APRIL 2006 HE TOOK OVER THE TEAM-LEADER ROLE FOR TAX-FREE BOND FROM KENNETH
SALINGER, WHO LEFT THE COMPANY TO PURSUE OTHER INTERESTS.

PERFORMANCE SUMMARY

Tax-Free Bond returned 1.87%* for the 12 months ended May 31, 2006, solidly outpacing the 1.03% average return of Lipper's Intermediate Municipal Debt
Funds. The fund also outperformed the Lehman Brothers Municipal 5-Year GO Index, which returned 1.24%. Tax-Free Bond's long-term performance was also noteworthy:
the fund ranked among the top 30% of its Lipper peer group for the trailing five and 10 years while returning more than Lehman's Municipal 5-Year GO Index.

Although favorable by comparison, Tax-Free Bond's 12-month absolute return was modest, reflecting a myriad of obstacles faced by municipal bonds and the broader bond market that are detailed in the Market Perspective on page 2. The commentary below discusses the strategies that we employed for Tax-Free Bond in that environment.

YIELD SUMMARY

One of Tax-Free Bond's key investment objectives is to seek high current income exempt from federal income tax. Along those lines, the fund's 30-day SEC yield was 3.62% as of May 31, 2006, which translated into the attractive tax-equivalent yields shown in the table at bottom right on this page. By comparison, Tax-Free Bond's Lipper group average 30-day SEC yield was 3.38%.

All else being equal, a higher yield can boost returns and performance. And it's worth noting that Tax-Free Bond achieved that yield advantage while steering clear of bonds subject to the Alternative Minimum Tax.

PORTFOLIO STRATEGY & OUTLOOK

The fundamentals of our repeatable, multi-layered investment approach remained central to our efforts, and one of our key strategies involved actively managing
Tax-Free Bond's bond-maturity structure. In particular, we positioned the portfolio to benefit from a diminishing gap between the yields of short- and long-term municipal bonds.

That meant employing a "barbell" bond maturity structure which tends to outperform in such a scenario. We achieved the barbell by overweighting short-
and long-term municipal bonds, while comparatively underweighting intermediate-term securities. That structure paid off as the yield gap between two- and 30-year triple-A rated municipal bonds dropped from approximately 161 basis points (1.61%) to only 83 basis points over the 12 months.

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                    3.62%
--------------------------------------------------------------------------------
Institutional Class                               3.82%
--------------------------------------------------------------------------------
Advisor Class                                     3.38%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.0% Tax Bracket                                 4.83%
--------------------------------------------------------------------------------
28.0% Tax Bracket                                 5.03%
--------------------------------------------------------------------------------
33.0% Tax Bracket                                 5.40%
--------------------------------------------------------------------------------
35.0% Tax Bracket                                 5.57%
--------------------------------------------------------------------------------

(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares.

                                                                     (continued)

------
11

Tax-Free Bond - Portfolio Commentary

Toward the end of the period, however, the municipal yield curve's flattening appeared to be largely over, a notion supported by how much yield spreads had already contracted, as well as by economic, market, and interest rate forecasts at that time.

So we pared back short- and long-term bond holdings and generally invested the proceeds in intermediate-term securities, establishing a "curve-neutral"
emphasis.

Lastly, we conservatively managed the portfolio's interest rate sensitivity and closely monitored supply and demand developments within and between the various states. We also increased the portfolio's triple-B municipal bond holdings.
These securities, which reside on the lowest credit rung of the investment-grade ladder, generally afforded higher yields than their like-maturity, higher-rated equivalents. In addition to boosting the portfolio's income stream, that meant a greater cushion against the backdrop of falling bond prices and rising yields.

TAX-FREE BOND'S PLACE IN YOUR PORTFOLIO

Tax-Free Bond is designed to be a core bond holding and seeks safety of principal and high current income by investing in debt securities issued by cities, counties and municipalities, and U.S. territories.

Because municipal bonds typically don't move in lock-step with equities under various economic and market scenarios, Tax-Free Bond also potentially offers diversification benefits for investors. But it's important to keep in mind that even diversification does not insure against losses.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
AAA                                          73%                   73%
--------------------------------------------------------------------------------
AA                                            3%                    5%
--------------------------------------------------------------------------------
A                                             5%                    8%
--------------------------------------------------------------------------------
BBB                                          19%                   14%
--------------------------------------------------------------------------------

Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE STATES
AS OF MAY 31, 2006
--------------------------------------------------------------------------------
                                          % OF NET              % OF NET
                                           ASSETS                ASSETS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
Texas                                       10.8%                 13.8%
--------------------------------------------------------------------------------
New Jersey                                  10.6%                  4.8%
--------------------------------------------------------------------------------
Arizona                                      8.8%                  7.7%
--------------------------------------------------------------------------------
Puerto Rico                                  7.9%                  7.9%
--------------------------------------------------------------------------------
Washington                                   7.0%                  6.7%
--------------------------------------------------------------------------------

------
12

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 101.3%

ALABAMA - 1.0%
--------------------------------------------------------------------------------
           $  865  Alabama Water Pollution
                   Control Auth. GO, 5.75%,
                   8/15/18 (Ambac)                                   $      930
--------------------------------------------------------------------------------
              190  East Central Industrial
                   Development Auth. Rev., 5.25%,
                   9/1/08, Prerefunded at 100%
                   of Par (Ambac)(1)                                        197
--------------------------------------------------------------------------------
              810  East Central Industrial
                   Development Auth. Rev.,
                   5.25%, 9/1/13 (Ambac)                                    835
--------------------------------------------------------------------------------
              840  Helena Utilities Board Rev.,
                   5.75%, 4/1/12, Prerefunded
                   at 101% of Par (MBIA)(1)                                 931
--------------------------------------------------------------------------------
              645  Helena Utilities Board Rev.,
                   5.75%, 4/1/12, Prerefunded
                   at 101% of Par (MBIA)(1)                                 714
--------------------------------------------------------------------------------
            1,035  Helena Utilities Board Rev.,
                   5.75%, 4/1/20 (MBIA)                                   1,138
--------------------------------------------------------------------------------
              790  Helena Utilities Board Rev.,
                   5.75%, 4/1/22 (MBIA)                                     866
--------------------------------------------------------------------------------
            1,250  Huntsville Health Care Auth.
                   Rev., Series 2002 A, 3.80%,
                   6/1/06 (MBIA)                                          1,249
--------------------------------------------------------------------------------
                                                                          6,860
--------------------------------------------------------------------------------
ARIZONA - 8.7%
--------------------------------------------------------------------------------
              935  Arizona Board of Regents COP,
                   Series 2006 A, (University of
                   Arizona), 5.00%, 6/1/18 (Ambac)                          989
--------------------------------------------------------------------------------
            1,275  Arizona Health Facilities Auth.
                   Rev., (Blood Systems
                   Incorporated), 4.00%, 4/1/12                           1,258
--------------------------------------------------------------------------------
            1,175  Arizona Health Facilities Auth.
                   Rev., (Blood Systems
                   Incorporated), 4.50%, 4/1/16                           1,161
--------------------------------------------------------------------------------
            8,155  Arizona School Facilities Board
                   Rev., (State School Improvement),
                   5.50%, 7/1/12, Prerefunded
                   at 100% of Par(1)(2)                                   8,816
--------------------------------------------------------------------------------
            1,000  Arizona Tourism & Sports
                   Auth. Rev., (Baseball Training
                   Facilities), 5.00%, 7/1/11                             1,030
--------------------------------------------------------------------------------
            1,000  Arizona Tourism & Sports
                   Auth. Rev., (Baseball Training
                   Facilities), 5.00%, 7/1/12                             1,030
--------------------------------------------------------------------------------
            2,000  Arizona Tourism & Sports
                   Auth. Rev., Series 2003 A,
                   (Multipurpose Stadium Facility),
                   5.25%, 7/1/17 (MBIA)                                   2,133
--------------------------------------------------------------------------------
            2,925  Chandler Water & Sewer Rev.,
                   4.50%, 7/1/06 (FSA)                                    2,927
--------------------------------------------------------------------------------
            2,130  Energy Management Services
                   LLC Rev., (Arizona State
                   University - Main Campus),
                   4.50%, 7/1/12 (MBIA)                                   2,207
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $  305  Gilbert Water Resource Municipal
                   Property Corp. Rev., 4.25%,
                   10/1/06, Prerefunded at
                   100% of Par(1)                                    $      305
--------------------------------------------------------------------------------
            1,625  Gilbert Water Resource
                   Municipal Property Corp. Rev.,
                   4.25%, 4/1/11                                          1,613
--------------------------------------------------------------------------------
            3,000  Gilbert Water Resource
                   Municipal Property Corp. Rev.,
                   (Development Fee & Sub-Lien),
                   4.90%, 4/1/19                                          3,006
--------------------------------------------------------------------------------
            1,000  Glendale Water & Sewer Rev.,
                   5.00%, 7/1/06 (FGIC)                                   1,001
--------------------------------------------------------------------------------
            4,000  Maricopa County Community
                   College District GO, Series
                   1997 B, 5.00%, 7/1/06,
                   Prerefunded at 101% of Par(1)                          4,045
--------------------------------------------------------------------------------
            1,155  Maricopa County Gilbert Unified
                   School District No. 41 GO,
                   5.75%, 7/1/11 (FSA)                                    1,261
--------------------------------------------------------------------------------
            2,415  Maricopa County Saddle
                   Mountain Unified School
                   District No. 90 GO, Series
                   2003 A, 5.25%, 7/1/11                                  2,520
--------------------------------------------------------------------------------
            2,000  Maricopa County Saddle
                   Mountain Unified School
                   District No. 90 GO, Series
                   2003 A, 5.25%, 7/1/12                                  2,094
--------------------------------------------------------------------------------
            1,000  Mohave County Community
                   College District Rev.,
                   (State Board of Directors),
                   6.00%, 3/1/20 (MBIA)                                   1,075
--------------------------------------------------------------------------------
            2,155  Mohave County Industrial
                   Development Auth. GO, Series
                   2004 A, (Mohave Prison),
                   5.00%, 4/1/14 (XLCA)                                   2,279
--------------------------------------------------------------------------------
            1,200  Pima County Indian
                   Oasis-Baboquivari Unified School
                   District No. 40 GO, Series
                   2002 A, 4.60%, 7/1/13 (MBIA)                           1,244
--------------------------------------------------------------------------------
            2,600  Pima County Tucson Unified
                   School District No. 1 GO,
                   4.625%, 7/1/13 (FSA)                                   2,700
--------------------------------------------------------------------------------
            3,970  Pinal County COP,
                   5.00%, 12/1/25                                         4,035
--------------------------------------------------------------------------------
            1,425  Pinal County COP,
                   5.00%, 12/1/26                                         1,447
--------------------------------------------------------------------------------
            5,000  Salt River Project Agricultural
                   Improvement & Power District
                   Rev, Series 2002 C, (Salt River),
                   5.00%, 1/1/12                                          5,303
--------------------------------------------------------------------------------
            3,085  South Tucson Municipal Property
                   Corp. Rev., 5.50%, 6/1/24                              3,193
--------------------------------------------------------------------------------
                                                                         58,672
--------------------------------------------------------------------------------
CALIFORNIA - 4.6%
--------------------------------------------------------------------------------
            2,000  California Health Facilities
                   Financing Auth. Rev., Series
                   2006 A, (Kaiser Permanente),
                   5.25%, 4/1/39(3)                                       2,071
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $1,000  California Public Works Board
                   Lease COP, Series 1994 A,
                   (Various University of California
                   Projects), 6.20%, 10/1/08                         $    1,008
--------------------------------------------------------------------------------
            1,000  California Statewide Communities
                   Development Auth. Rev., Series
                   2002 E, (Kaiser Permanente),
                   4.70%, 6/1/09                                          1,016
--------------------------------------------------------------------------------
            1,075  California Statewide Communities
                   Development Auth. Water &
                   Waste Rev., Series 2004 A,
                   (Pooled Financing Program),
                   5.00%, 10/1/12 (FSA)                                   1,148
--------------------------------------------------------------------------------
            2,000  California Statewide Communities
                   Development Auth. Water &
                   Waste Rev., Series 2004 A,
                   (Pooled Financing Program),
                   5.25%, 10/1/19 (FSA)                                   2,141
--------------------------------------------------------------------------------
            3,000  Imperial Irrigation District COP,
                   (Water Systems), 5.50%,
                   7/1/29 (Ambac)                                         3,219
--------------------------------------------------------------------------------
            5,000  Los Angeles Department of
                   Water & Power Rev., Series
                   2001 AA3, (Power Systems),
                   5.25%, 7/1/24                                          5,006
--------------------------------------------------------------------------------
            2,200  Manteca Unified School District
                   GO, 5.25%, 8/1/14, Prerefunded
                   at 100% of Par (FSA)(1)                                2,405
--------------------------------------------------------------------------------
            1,000  Plumas Unified School District
                   GO, 5.25%, 8/1/20 (FSA)                                1,098
--------------------------------------------------------------------------------
            2,145  San Francisco Uptown Parking
                   Corporation Rev., (Union Square),
                   5.50%, 7/1/15 (MBIA)                                   2,318
--------------------------------------------------------------------------------
            1,000  San Francisco Uptown Parking
                   Corporation Rev., (Union Square),
                   6.00%, 7/1/20 (MBIA)                                   1,113
--------------------------------------------------------------------------------
            2,000  San Francisco Uptown Parking
                   Corporation Rev., (Union Square),
                   6.00%, 7/1/31 (MBIA)                                   2,200
--------------------------------------------------------------------------------
            1,575  San Marcos Public Facilities
                   Auth. Tax Allocation Rev., Series
                   2006 A, 5.00%, 8/1/20 (Ambac)                          1,659
--------------------------------------------------------------------------------
            2,455  San Marcos Public Facilities
                   Auth. Tax Allocation Rev., Series
                   2006 A, 5.00%, 8/1/25 (Ambac)                          2,555
--------------------------------------------------------------------------------
            2,055  Westlands Water District COP,
                   Series 2005 A, 5.00%,
                   9/1/24 (MBIA)                                          2,125
--------------------------------------------------------------------------------
                                                                         31,082
--------------------------------------------------------------------------------
COLORADO - 2.3%
--------------------------------------------------------------------------------
            1,100  Arapahoe County Water &
                   Wastewater Public Improvement
                   District GO, Series 2002 B,
                   5.75%, 12/1/17 (MBIA)                                  1,211
--------------------------------------------------------------------------------
            1,550  Colorado Educational & Cultural
                   Facilities Auth. Rev., (Excel
                   Academy Charter School),
                   5.50%, 12/1/33 (XLCA)                                  1,677
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $  530  Colorado Educational & Cultural
                   Facilities Auth. Rev., (University
                   Facilities-Northwest Nazarene),
                   4.50%, 11/1/09                                    $      532
--------------------------------------------------------------------------------
              900  Colorado Educational & Cultural
                   Facilities Auth. Rev., (University
                   Facilities-Northwest Nazarene),
                   4.75%, 11/1/10                                           914
--------------------------------------------------------------------------------
              800  Colorado Educational & Cultural
                   Facilities Auth. Rev., (University
                   Facilities-Northwest Nazarene),
                   4.60%, 11/1/16                                           782
--------------------------------------------------------------------------------
              500  Colorado Health Facilities Auth.
                   Rev., (Vail Valley Medical Center),
                   4.00%, 1/15/07                                           500
--------------------------------------------------------------------------------
              335  Colorado Health Facilities Auth.
                   Rev., (Vail Valley Medical Center),
                   4.50%, 1/15/09                                           339
--------------------------------------------------------------------------------
              450  Colorado Water Resources &
                   Power Development Auth. Rev.,
                   Series 2000 A, 6.25%, 9/1/10,
                   Prerefunded at 100% of Par(1)                            494
--------------------------------------------------------------------------------
               50  Colorado Water Resources &
                   Power Development Auth. Rev.,
                   Series 2000 A, 6.25%, 9/1/16                              55
--------------------------------------------------------------------------------
            1,430  Denver West Metropolitan
                   District GO, 5.25%, 12/1/24                            1,455
--------------------------------------------------------------------------------
            1,000  Douglas & Elbert Counties
                   School District No. Re-1 GO,
                   Series 2002 B, 5.75%, 12/15/12,
                   Prerefunded at 100% of Par
                   (FSA/State Aid Withholding)(1)                         1,109
--------------------------------------------------------------------------------
            1,100  Eagle Bend Metropolitan
                   District No. 2 GO, 5.25%,
                   12/1/23 (RADIAN)                                       1,147
--------------------------------------------------------------------------------
            5,000  University of Colorado Regents
                   COP, 6.00%, 12/1/22 (MBIA-IBC)                         5,420
--------------------------------------------------------------------------------
                                                                         15,635
--------------------------------------------------------------------------------
CONNECTICUT - 0.7%
--------------------------------------------------------------------------------
            2,150  City of Bridgeport GO, Series
                   2004 A, 5.25%, 8/15/22,
                   Prerefunded at 100% of
                   Par (MBIA)(1)                                          2,338
--------------------------------------------------------------------------------
            2,215  New Haven Air Rights
                   Package Facility Rev., 5.00%,
                   12/1/10 (Ambac)                                        2,331
--------------------------------------------------------------------------------
                                                                          4,669
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.4%
--------------------------------------------------------------------------------
            1,385  District of Columbia GO, Series
                   1999 B, 5.50%, 6/1/09 (FSA)                            1,453
--------------------------------------------------------------------------------
            1,155  District of Columbia Rev.,
                   (Gonzaga College High School),
                   5.20%, 7/1/12 (FSA)                                    1,209
--------------------------------------------------------------------------------
                                                                          2,662
--------------------------------------------------------------------------------
FLORIDA - 3.0%
--------------------------------------------------------------------------------
            2,585  Greater Orlando Aviation Auth.
                   Rev., Series 2003 A, 5.00%,
                   10/1/13 (FSA)                                          2,745
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
14

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $  500  Highlands County Health
                   Facilities Auth. Rev., Series
                   2005 A, (Adventist Health),
                   5.00%, 11/15/11                                   $      520
--------------------------------------------------------------------------------
              500  Highlands County Health
                   Facilities Auth. Rev., Series
                   2005 B, (Adventist Health),
                   5.00%, 11/15/09                                          516
--------------------------------------------------------------------------------
              500  Highlands County Health
                   Facilities Auth. Rev., Series
                   2005 B, (Adventist Health),
                   5.00%, 11/15/10                                          518
--------------------------------------------------------------------------------
            1,000  Highlands County Health
                   Facilities Auth. Rev., Series
                   2005 B, (Adventist Health),
                   5.00%, 11/15/11                                        1,041
--------------------------------------------------------------------------------
            2,500  JEA St. Johns River Power
                   Park System Rev., Series 21,
                   Issue 2, 5.00%, 10/1/11 (MBIA)                         2,644
--------------------------------------------------------------------------------
            2,500  JEA St. Johns River Power
                   Park System Rev., Series 21,
                   Issue 2, 5.00%, 10/1/12 (MBIA)                         2,657
--------------------------------------------------------------------------------
            1,500  Martin County Health Facilities
                   Auth. Rev., Series 2002 A,
                   (Martin Memorial Medical
                   Center), 4.00%, 11/15/06                               1,499
--------------------------------------------------------------------------------
            5,000  Orange County Rev., 5.25%,
                   10/1/09, Prerefunded at 100%
                   of Par (Ambac)(1)                                      5,242
--------------------------------------------------------------------------------
            1,500  Orlando Utilities Commission
                   Rev., Series 2005 A, 4.00%,
                   10/1/11 (MBIA)                                         1,518
--------------------------------------------------------------------------------
            1,000  Orlando Utilities Commission
                   Water & Electric Rev., Series
                   1989 D, 6.75%, 10/1/17(1)                              1,182
--------------------------------------------------------------------------------
                                                                         20,082
--------------------------------------------------------------------------------
GEORGIA - 0.2%
--------------------------------------------------------------------------------
              255  Georgia Municipal Electric Power
                   Auth. Rev., Series 1991 V, 6.50%,
                   1/1/09, Prerefunded at
                   100% of Par (MBIA-IBC)(1)                                269
--------------------------------------------------------------------------------
               20  Georgia Municipal Electric Power
                   Auth. Rev., Series 1991 V, 6.50%,
                   1/1/11 (MBIA-IBC)                                         22
--------------------------------------------------------------------------------
              110  Georgia Municipal Electric Power
                   Auth. Rev., Series 1991 V, 6.50%,
                   1/1/12 (MBIA-IBC)(1)                                     123
--------------------------------------------------------------------------------
              615  Georgia Municipal Electric Power
                   Auth. Rev., Series 1991 V, 6.50%,
                   1/1/12 (MBIA-IBC)                                        673
--------------------------------------------------------------------------------
                                                                          1,087
--------------------------------------------------------------------------------
HAWAII - 0.1%
--------------------------------------------------------------------------------
              500  Maui County GO, Series 2000 A,
                   6.50%, 3/1/10, Prerefunded at
                   101% of Par (FGIC)(1)                                    553
--------------------------------------------------------------------------------
IDAHO - 0.7%
--------------------------------------------------------------------------------
            1,000  Blaine County Hailey School
                   District No. 61 GO, 5.00%,
                   7/30/10 (Ambac)                                        1,051
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $3,800  Idaho Tax Anticipation Notes GO,
                   4.00%, 6/30/06                                    $    3,801
--------------------------------------------------------------------------------
                                                                          4,852
--------------------------------------------------------------------------------
ILLINOIS - 3.6%
--------------------------------------------------------------------------------
            2,000  Bedford Park GO, Series 2004 A,
                   5.25%, 12/15/20 (FSA)                                  2,140
--------------------------------------------------------------------------------
            4,000  Chicago O'Hare International
                   Airport Rev., Series 1993 A,
                   (Senior Lien), 5.00%, 1/1/12
                   (MBIA-IBC)                                             4,220
--------------------------------------------------------------------------------
            2,000  Illinois Dedicated Tax Rev.,
                   (Civic Center), 6.25%,
                   12/15/20 (Ambac)                                       2,346
--------------------------------------------------------------------------------
              595  Illinois Development Finance
                   Auth. Rev., Series 2001 B,
                   (Midwestern University),
                   5.00%, 5/15/08                                           606
--------------------------------------------------------------------------------
              655  Illinois Development Finance
                   Auth. Rev., Series 2001 B,
                   (Midwestern University),
                   5.125%, 5/15/10                                          677
--------------------------------------------------------------------------------
              400  Illinois Development Finance
                   Auth. Rev., Series 2001 B,
                   (Midwestern University),
                   5.75%, 5/15/16                                           422
--------------------------------------------------------------------------------
            1,140  Illinois Health Facilities Auth.
                   Rev., Series 1992 C, (Evangelical
                   Hospital), 6.75%, 4/15/12(1)                           1,264
--------------------------------------------------------------------------------
            1,000  Illinois Regional Transportation
                   Auth. Rev., Series 1990 A,
                   7.20%, 11/1/20 (Ambac)                                 1,227
--------------------------------------------------------------------------------
              930  Kane County Community Unit
                   School District No. 304 GO,
                   6.20%, 1/1/24 (FSA)                                    1,070
--------------------------------------------------------------------------------
            1,145  Ogle Lee & De Kalb Counties
                   Township High School District
                   No. 212 GO, 6.00%, 12/1/11,
                   Prerefunded at 100% of
                   Par (MBIA)(1)                                          1,270
--------------------------------------------------------------------------------
            1,035  Ogle Lee & De Kalb Counties
                   Township High School District
                   No. 212 GO, 6.00%, 12/1/11,
                   Prerefunded at 100% of
                   Par (MBIA)(1)                                          1,148
--------------------------------------------------------------------------------
               70  Ogle Lee & De Kalb Counties
                   Township High School District
                   No. 212 GO, 6.00%,
                   12/1/17 (MBIA)                                            77
--------------------------------------------------------------------------------
               75  Ogle Lee & De Kalb Counties
                   Township High School District
                   No. 212 GO, 6.00%,
                   12/1/18 (MBIA)                                            83
--------------------------------------------------------------------------------
            1,855  Peoria County School District
                   No. 150 Peoria GO, Series
                   2005 A, 5.00%, 1/1/10 (FSA)                            1,931
--------------------------------------------------------------------------------
            1,000  Southwestern Illinois
                   Development Auth. Rev.,
                   (Triad School District No. 2),
                   5.00%, 10/1/18
                   (MBIA/GO of District)(3)                               1,057
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
15

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $1,250  Town of Cicero GO, Series
                   2005 A, 5.25%, 1/1/20 (XLCA)                       $   1,328
--------------------------------------------------------------------------------
            1,000  Town of Cicero GO, Series
                   2005 A, 5.25%, 1/1/21 (XLCA)                           1,062
--------------------------------------------------------------------------------
            1,000  University of Illinois COP,
                   (Utility Infrastructure),
                   5.75%, 8/15/08 (MBIA)                                  1,042
--------------------------------------------------------------------------------
            1,000  University of Illinois COP, Series
                   2006 A, (Academic Facilities),
                   5.00%, 3/15/16 (Ambac)(3)                              1,060
--------------------------------------------------------------------------------
                                                                         24,030
--------------------------------------------------------------------------------
INDIANA - 3.5%
--------------------------------------------------------------------------------
            8,750  Hobart Building Corp. Rev.,
                   6.50%, 1/15/29 (FGIC/State
                   Aid Withholding)(2)                                   10,583
--------------------------------------------------------------------------------
            1,520  Indiana Bond Bank Rev., Series
                   2006 A, 5.00%, 8/1/17 (FSA)                            1,616
--------------------------------------------------------------------------------
            1,600  Indiana Bond Bank Rev., Series
                   2006 A, 5.00%, 8/1/18 (FSA)                            1,696
--------------------------------------------------------------------------------
            1,680  Indiana Bond Bank Rev., Series
                   2006 A, 5.00%, 8/1/19 (FSA)                            1,775
--------------------------------------------------------------------------------
            1,900  Indiana Health Facilities
                   Financing Auth. Hospital Rev.,
                   (Holy Cross Health System
                   Corp.), 5.375%, 12/1/12 (MBIA)                         1,968
--------------------------------------------------------------------------------
              780  Indiana Transportation Finance
                   Auth. Rev., Series 1990 A,
                   7.25%, 6/1/15                                            927
--------------------------------------------------------------------------------
              220  Indiana Transportation Finance
                   Auth. Rev., Series 1990 A, 7.25%,
                   6/1/15(1)                                                248
--------------------------------------------------------------------------------
            1,500  Mount Vernon of Hancock
                   County Multi-School Building
                   Corp. Rev., Series 2001 B,
                   (First  Mortgage), 5.75%, 7/15/11,
                   Prerefunded at 100% of
                   Par (Ambac)(1)                                         1,637
--------------------------------------------------------------------------------
            1,650  Valparaiso Middle Schools
                   Building Corp. Rev., (First
                   Mortgage), 5.75%, 7/15/11,
                   Prerefunded at 100%
                   of Par (FGIC)(1)                                       1,796
--------------------------------------------------------------------------------
            1,000  Zionsville Community Schools
                   Building Corp. GO, (First
                   Mortgage), 5.75%, 1/15/12
                   (FGIC/State Aid Withholding)                           1,096
--------------------------------------------------------------------------------
                                                                         23,342
--------------------------------------------------------------------------------
IOWA - 0.5%
--------------------------------------------------------------------------------
            3,350  Coralville GO, Series 2005 K-2,
                   5.00%, 6/1/07                                          3,380
--------------------------------------------------------------------------------
KANSAS - 0.4%
--------------------------------------------------------------------------------
            1,280  Wichita Hospital Facilities Rev.,
                   Series 2001 III, 5.25%, 11/15/13                       1,337
--------------------------------------------------------------------------------
            1,195  Wichita Hospital Facilities Rev.,
                   Series 2001 III, 5.50%, 11/15/16                       1,252
--------------------------------------------------------------------------------
                                                                          2,589
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
LOUISIANA - 0.5%
--------------------------------------------------------------------------------
           $1,740  Louisiana Local Government
                   Environmental Facilities &
                   Community Development Auth.
                   Rev., (Ascension Parish Library),
                   5.25%, 4/1/23 (Ambac)                              $   1,842
--------------------------------------------------------------------------------
            1,215  Louisiana Local Government
                   Environmental Facilities &
                   Community Development Auth.
                   Rev., (Ascension Parish Library),
                   5.25%, 4/1/35 (Ambac)                                  1,271
--------------------------------------------------------------------------------
                                                                          3,113
--------------------------------------------------------------------------------
MASSACHUSETTS - 0.2%
--------------------------------------------------------------------------------
            1,000  Massachusetts Health &
                   Educational Facilities Auth.
                   Rev., Series 1992 F, 6.25%,
                   7/1/12 (Ambac)                                         1,071
--------------------------------------------------------------------------------
MICHIGAN - 2.3%
--------------------------------------------------------------------------------
            3,500  Detroit GO, Series 2004 A-1,
                   5.25%, 4/1/23 (Ambac)                                  3,697
--------------------------------------------------------------------------------
            1,485  Grand Valley State University
                   Rev., 5.75%, 12/1/10,
                   Prerefunded at 100% of
                   Par (FGIC)(1)                                          1,608
--------------------------------------------------------------------------------
            2,345  Michigan Higher Education
                   Facilities Auth. Rev., (Limited
                   Obligation - Hillsdale
                   College), 5.00%, 3/1/26                                2,387
--------------------------------------------------------------------------------
              575  Taylor GO, 5.00%, 9/1/11 (MBIA)                          608
--------------------------------------------------------------------------------
            2,010  Wayne Charter County Airport
                   Rev., Series 2002 C, 5.00%,
                   12/1/11 (FGIC)                                         2,120
--------------------------------------------------------------------------------
            2,215  Wayne Charter County Airport
                   Rev., Series 2002 C, 5.375%,
                   12/1/13 (FGIC)                                         2,388
--------------------------------------------------------------------------------
            2,335  Wayne Charter County Airport
                   Rev., Series 2002 C, 5.375%,
                   12/1/14 (FGIC)                                         2,504
--------------------------------------------------------------------------------
                                                                         15,312
--------------------------------------------------------------------------------
MINNESOTA - 0.2%
--------------------------------------------------------------------------------
            1,500  Minnesota Higher Education
                   Facilities Auth. Rev., Series
                   2005-6G, (Saint John University),
                   5.00%, 10/1/12                                         1,588
--------------------------------------------------------------------------------
MISSISSIPPI - 1.4%
--------------------------------------------------------------------------------
            1,000  Mississippi Development Bank
                   Special Obligation Rev., Series
                   2006 A, (Municipal Energy
                   Agency Power Supply), 5.00%,
                   3/1/17 (XLCA)(3)                                       1,051
--------------------------------------------------------------------------------
            7,925  State of Mississippi GO, (Capital
                   Improvement), 5.25%, 11/1/12,
                   Prerefunded at 100% of Par
                   (FGIC)(1)(2)                                           8,510
--------------------------------------------------------------------------------
                                                                          9,561
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
16

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
MISSOURI - 1.9%
--------------------------------------------------------------------------------
           $1,000  Camdenton Reorganized School
                   District No. R-III GO, 5.25%,
                   3/1/22 (FSA)                                      $    1,073
--------------------------------------------------------------------------------
            1,145  Jackson County Public Building
                   Corp. COP, Series 2000 A, 6.00%,
                   11/1/18, Prerefunded at
                   101% of Par(1)                                         1,217
--------------------------------------------------------------------------------
            1,425  Jackson County Public Building
                   Corp. Rev., Series 2006 A,
                   (Capital Improvements), 5.00%,
                   12/1/15 (MBIA)                                         1,518
--------------------------------------------------------------------------------
            2,775  Missouri Development Finance
                   Board COP, Series 2000 A,
                   (Midtown Redevelopment),
                   5.75%, 4/1/22 (MBIA)                                   2,953
--------------------------------------------------------------------------------
            2,650  Missouri Health & Educational
                   Facilities Auth. Rev., Series
                   1998 A, (Park Lane Medical
                   Center), 5.60%, 1/1/15 (MBIA)                          2,835
--------------------------------------------------------------------------------
            3,145  Missouri Joint Municipal Electric
                   Utility Commission Rev., (Plum
                   Point), 5.00%, 1/1/16 (MBIA)                           3,356
--------------------------------------------------------------------------------
                                                                         12,952
--------------------------------------------------------------------------------
NEVADA - 1.2%
--------------------------------------------------------------------------------
            1,000  Clark County School District GO,
                   Series 1997 B, (Building &
                   Renovation), 5.25%, 6/15/07,
                   Prerefunded at 101% of
                   Par (FGIC)(1)                                          1,027
--------------------------------------------------------------------------------
            3,295  Las Vegas Redevelopment
                   Agency Tax Increment Rev.,
                   Series 2003 A, (Fremont Street),
                   4.50%, 6/15/10                                         3,319
--------------------------------------------------------------------------------
            1,550  Reno Sales and Room Tax Rev.,
                   (ReTrac-Reno Transportation Rail
                   Access Corridor), (Senior
                   Lien), 5.50%, 6/1/12, Prerefunded at
                   100% of Par (Ambac)                                    1,686
--------------------------------------------------------------------------------
            1,865  Reno Sales and Room Tax Rev.,
                   (ReTrac-Reno Transportation Rail
                   Access Corridor), (Senior
                   Lien), 5.50%, 6/1/12, Prerefunded at
                   100% of Par (Ambac)                                    2,028
--------------------------------------------------------------------------------
                                                                          8,060
--------------------------------------------------------------------------------
NEW HAMPSHIRE - 1.0%
--------------------------------------------------------------------------------
            1,660  New Hampshire Health &
                   Education Facilities Auth. Rev.,
                   Series 2004 A, (Kendal at
                   Hanover), 5.00%, 10/1/11                               1,698
--------------------------------------------------------------------------------
              680  New Hampshire Health &
                   Education Facilities Auth. Rev.,
                   Series 2004 A, (Kendal at
                   Hanover), 5.00%, 10/1/12                                 697
--------------------------------------------------------------------------------
            1,030  New Hampshire Health &
                   Education Facilities Auth. Rev.,
                   Series 2004 A, (Kendal at
                   Hanover), 5.00%, 10/1/13                               1,049
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $3,000  New Hampshire Health &
                   Education Facilities Auth. Rev.,
                   Series 2004 A, (Kendal at
                   Hanover), 5.00%, 10/1/18                          $    3,001
--------------------------------------------------------------------------------
                                                                          6,445
--------------------------------------------------------------------------------
NEW JERSEY - 10.6%
--------------------------------------------------------------------------------
              320  New Jersey Economic
                   Development Auth. Rev.,
                   Series 2005 A, (Cranes Mill),
                   5.00%, 6/1/15                                            324
--------------------------------------------------------------------------------
           33,200  New Jersey Tax & Rev.
                   Anticipation Notes, Series
                   2005 A, 4.00%, 6/23/06                                33,207
--------------------------------------------------------------------------------
            4,235  New Jersey Transit Corporation
                   COP, 5.00%, 10/1/12 (FSA)                              4,479
--------------------------------------------------------------------------------
            5,595  New Jersey Transit Corporation
                   COP, 5.00%, 10/1/13 (FSA)                              5,929
--------------------------------------------------------------------------------
            7,400  New Jersey Transportation Trust
                   Fund Auth. Rev., Series 2004 B,
                   5.25%, 12/15/12 (FGIC)(2)                              7,957
--------------------------------------------------------------------------------
            3,000  New Jersey Transportation Trust
                   Fund Auth. Rev., Series 2006 A,
                   5.25%, 12/15/19(3)                                     3,237
--------------------------------------------------------------------------------
           15,000  New Jersey Transportation Trust
                   Fund Auth. Rev., Series 2006 A,
                   5.25%, 12/15/20(3)                                    16,216
--------------------------------------------------------------------------------
                                                                         71,349
--------------------------------------------------------------------------------
NEW MEXICO - 1.3%
--------------------------------------------------------------------------------
            6,675  Los Alamos County Inc.
                   Rev., Series 2004 A, 5.00%,
                   7/1/11 (FSA)(2)                                        7,044
--------------------------------------------------------------------------------
            1,415  San Juan County Gross
                   Receipts Tax Rev., Series 2001 A,
                   5.75%, 9/15/21 (Ambac)                                 1,545
--------------------------------------------------------------------------------
                                                                          8,589
--------------------------------------------------------------------------------
NEW YORK - 3.9%
--------------------------------------------------------------------------------
            2,975  City of New York GO, Series
                   2002 B, 5.25%, 8/1/09 (CIFG)                           3,108
--------------------------------------------------------------------------------
            2,885  City of New York GO, Series
                   2002 C, 5.25%, 8/1/09 (CIFG)                           3,014
--------------------------------------------------------------------------------
            5,000  City of New York GO, Series
                   2003 I, 5.75%, 3/1/20                                  5,445
--------------------------------------------------------------------------------
            1,375  City of New York GO, Series
                   2004 I, 5.00%, 8/1/08                                  1,413
--------------------------------------------------------------------------------
            4,000  City of New York GO, Series
                   2006 J-1, 5.00%, 6/1/18(3)                             4,191
--------------------------------------------------------------------------------
              855  Monroe County Industrial
                   Development Agency Rev.,
                   (Highland Hospital Rochester),
                   4.00%, 8/1/09                                            852
--------------------------------------------------------------------------------
              890  Monroe County Industrial
                   Development Agency Rev.,
                   (Highland Hospital Rochester),
                   4.00%, 8/1/10                                            884
--------------------------------------------------------------------------------
              710  Monroe County Industrial
                   Development Agency Rev.,
                   (Highland Hospital Rochester),
                   4.00%, 8/1/10                                            705
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
17

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $  920  Monroe County Industrial
                   Development Agency Rev.,
                   (Highland Hospital Rochester),
                   5.00%, 8/1/11                                     $      950
--------------------------------------------------------------------------------
            2,000  New York City Transitional
                   Finance Auth. Rev., Series
                   2005 A1, 5.00%, 11/1/10                                2,106
--------------------------------------------------------------------------------
            1,440  New York Dormitory Auth.
                   Rev., Series 1990 A, (UNIC
                   Educational Facilities), 7.50%,
                   5/15/13 (MBIA-IBC)                                     1,741
--------------------------------------------------------------------------------
            1,000  New York Dormitory Auth.
                   Rev., Series 2005 F, 5.00%,
                   3/15/12 (FSA)                                          1,060
--------------------------------------------------------------------------------
            1,000  Niagara Falls Bridge Commission
                   Toll Rev., Series 1993 B, 5.25%,
                   10/1/15 (FGIC)                                         1,070
--------------------------------------------------------------------------------
                                                                         26,539
--------------------------------------------------------------------------------
NORTH CAROLINA - 2.1%
--------------------------------------------------------------------------------
            1,300  Charlotte Airport Rev., Series
                   2004 A, 5.25%, 7/1/24 (MBIA)                           1,378
--------------------------------------------------------------------------------
            1,195  City of Lincolnton Rev.,
                   (Combined Enterprise System),
                   4.00%, 5/1/12 (XLCA)                                   1,201
--------------------------------------------------------------------------------
            1,000  North Carolina GO, 5.00%, 3/1/11                       1,058
--------------------------------------------------------------------------------
            4,150  North Carolina Medical Care
                   Commission Rev., Series 2004 A,
                   (Health Care Housing - ARC
                   Projects), 5.50%, 10/1/24                              4,348
--------------------------------------------------------------------------------
            1,000  North Carolina Municipal Power
                   Agency No. 1 Catawba Electric
                   Rev., Series 1992, 6.00%,
                   1/1/10 (MBIA)                                          1,073
--------------------------------------------------------------------------------
            2,000  North Carolina Municipal
                   Power Agency No. 1 Catawba
                   Electric Rev., Series 2003 A,
                   5.50%, 1/1/13                                          2,143
--------------------------------------------------------------------------------
            1,100  University of North Carolina at
                   Chapel Hill Rev., Series 2005 A,
                   5.00%, 2/1/08                                          1,121
--------------------------------------------------------------------------------
            1,000  University of North Carolina at
                   Chapel Hill Rev., Series 2005 A,
                   5.00%, 2/1/09                                          1,028
--------------------------------------------------------------------------------
            1,000  University of North Carolina at
                   Wilmington COP, (Student
                   Housing), 5.00%, 6/1/37 (FGIC)                         1,023
--------------------------------------------------------------------------------
                                                                         14,373
--------------------------------------------------------------------------------
NORTH DAKOTA - 0.3%
--------------------------------------------------------------------------------
            1,500  Grand Forks Health Care System
                   Rev., (Altru Health System
                   Obligation Group), 7.125%,
                   8/15/24                                                1,651
--------------------------------------------------------------------------------
OHIO - 1.6%
--------------------------------------------------------------------------------
              500  Erie County Hospital Facilities
                   Rev., Series 2002 A, (Firelands
                   Regional Medical Center),
                   4.50%, 8/15/07                                           503
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $1,150  Mad River Local School District
                   GO, (Classroom Facilities), 5.75%,
                   12/1/19, Prerefunded at
                   100% of Par (FGIC)(1)                             $    1,274
--------------------------------------------------------------------------------
            1,700  Milford Exempt Village School
                   District GO, (School Improvement),
                   6.00%, 12/1/11 (FSA)                                   1,887
--------------------------------------------------------------------------------
            1,005  Ohio GO, Series 2005 A,
                   (Infrastructure Improvement),
                   5.00%, 9/1/11                                          1,064
--------------------------------------------------------------------------------
            1,365  Ohio GO, Series 2005 A,
                   (Infrastructure Improvement),
                   5.00%, 9/1/12                                          1,453
--------------------------------------------------------------------------------
              750  Ohio Higher Educational Facility
                   Commission Rev., Series 1990 B,
                   (Case Western Reserve
                   University), 6.50%, 10/1/20                              897
--------------------------------------------------------------------------------
            1,505  Summit County GO, 5.75%,
                   12/1/12, Prerefunded at 101%
                   of Par (FGIC)(1)                                       1,674
--------------------------------------------------------------------------------
            1,550  Tri Valley Local School District
                   GO, 5.75%, 12/1/21 (FGIC)                              1,690
--------------------------------------------------------------------------------
                                                                         10,442
--------------------------------------------------------------------------------
OKLAHOMA - 2.1%
--------------------------------------------------------------------------------
            1,000  Comanche County Hospital Auth.
                   Rev., 5.00%, 7/1/11 (RADIAN)                           1,044
--------------------------------------------------------------------------------
            1,525  Comanche County Hospital Auth.
                   Rev., 5.00%, 7/1/12 (RADIAN)                           1,597
--------------------------------------------------------------------------------
            1,730  Durant Community Facilities
                   Auth. GO, 5.75%, 11/1/24 (XLCA)                        1,920
--------------------------------------------------------------------------------
            1,135  McClain County Economic
                   Development Auth. Rev,
                   (Newcastle Public Schools),
                   5.00%, 9/1/10                                          1,170
--------------------------------------------------------------------------------
              750  McClain County Economic
                   Development Auth. Rev,
                   (Newcastle Public Schools),
                   5.00%, 9/1/11                                            777
--------------------------------------------------------------------------------
              500  McClain County Economic
                   Development Auth. Rev,
                   (Newcastle Public Schools),
                   5.00%, 9/1/12                                            520
--------------------------------------------------------------------------------
            1,640  McClain County Economic
                   Development Auth. Rev,
                   (Newcastle Public Schools),
                   5.00%, 9/1/13                                          1,698
--------------------------------------------------------------------------------
            5,225  Tulsa County Industrial
                   Auth. Rev., Series 2005 C,
                   5.00%, 5/15/10 (FSA)                                   5,469
--------------------------------------------------------------------------------
                                                                         14,195
--------------------------------------------------------------------------------
OREGON - 2.0%
--------------------------------------------------------------------------------
            1,325  City of Eugene GO, (Public
                   Safety Park & Open Space),
                   4.00%, 6/1/12 (Ambac)                                  1,338
--------------------------------------------------------------------------------
            1,000  City of Eugene GO, (Public
                   Safety Park & Open Space),
                   4.00%, 6/1/13 (Ambac)                                  1,006
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
18

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $1,000  City of Eugene GO, (Public
                   Safety Park & Open Space),
                   4.00%, 6/1/14 (Ambac)                             $    1,001
--------------------------------------------------------------------------------
              685  City of Eugene GO, (Public
                   Safety Park & Open Space),
                   4.00%, 6/1/15 (Ambac)                                    682
--------------------------------------------------------------------------------
            2,135  Clackamas County School
                   District No. 108 GO, (Estacada),
                   5.50%, 6/15/23 (FSA)                                   2,421
--------------------------------------------------------------------------------
            1,200  Clackamas County School
                   District No. 108 GO, (Estacada),
                   5.50%, 6/15/24 (FSA)                                   1,366
--------------------------------------------------------------------------------
            2,015  Clackamas County School
                   Distrist No. 62 GO, 5.50%,
                   6/15/10 (School Bond Guarantee)                        2,149
--------------------------------------------------------------------------------
              400  Oregon State Facilities Auth.
                   Rev., Series 2005 A, (Linfield
                   College), 5.00%, 10/1/13                                 416
--------------------------------------------------------------------------------
              925  Oregon State Facilities Auth.
                   Rev., Series 2005 A, (Linfield
                   College), 5.00%, 10/1/14                                 960
--------------------------------------------------------------------------------
            2,115  Oregon State Facilities Auth.
                   Rev., Series 2005 A, (Linfield
                   College), 5.00%, 10/1/25                               2,152
--------------------------------------------------------------------------------
                                                                         13,491
--------------------------------------------------------------------------------
PENNSYLVANIA - 4.3%
--------------------------------------------------------------------------------
            1,150  Central Dauphin School District
                   GO, 7.00%, 2/1/27 (MBIA/State
                   Aid Withholding)                                       1,408
--------------------------------------------------------------------------------
           15,805  City of Pittsburgh GO, Series
                   2006 B, 5.25%, 9/1/16 (FSA)(3)                        17,191
--------------------------------------------------------------------------------
            1,000  Oxford Area School District GO,
                   Series 2001 A, 5.50%, 2/15/12,
                   Prerefunded at 100% of Par
                   (FGIC/State Aid Withholding)(1)                        1,086
--------------------------------------------------------------------------------
            2,975  Philadelphia School District GO,
                   Series 2002 A, 5.25%, 2/1/11
                   (FSA/State Aid Withholding)                            3,161
--------------------------------------------------------------------------------
            4,380  Philadelphia School District GO,
                   Series 2002 A, 5.50%, 2/1/12,
                   Prerefunded at 100% of Par
                   (FSA/State Aid Withholding)(1)                         4,753
--------------------------------------------------------------------------------
            1,500  Pittsburgh School District GO,
                   5.25%, 9/1/09 (FSA)                                    1,569
--------------------------------------------------------------------------------
                                                                         29,168
--------------------------------------------------------------------------------
PUERTO RICO - 7.9%
--------------------------------------------------------------------------------
           11,000  Government Development Bank
                   of Puerto Rico Rev., 3.90%,
                   8/4/06 (Acquired 2/23/06,
                   Cost $11,000)(4)                                      10,987
--------------------------------------------------------------------------------
           10,000  Government Development Bank
                   of Puerto Rico Rev., 3.85%,
                   10/3/06 (Acquired 1/13/06,
                   Cost $10,000)(4)                                       9,969
--------------------------------------------------------------------------------
           14,000  Government Development Bank
                   of Puerto Rico Rev., 3.85%,
                   10/5/06 (Acquired 1/20/06,
                   Cost $14,000)(4)                                      13,955
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
          $12,000  Government Development Bank
                   of Puerto Rico Rev., 3.87%,
                   10/6/06 (Acquired 1/24/06,
                   Cost $12,000)(4)                                   $  11,962
--------------------------------------------------------------------------------
            2,500  Puerto Rico Highway &
                   Transportation Auth. Rev., 5.00%,
                   7/1/08 (CIFG)                                          2,563
--------------------------------------------------------------------------------
            3,700  Puerto Rico Municipal Finance
                   Agency GO, Series 2005 A,
                   5.00%, 8/1/11                                          3,835
--------------------------------------------------------------------------------
                                                                         53,271
--------------------------------------------------------------------------------
RHODE ISLAND - 0.7%
--------------------------------------------------------------------------------
            1,000  Cranston GO, 6.375%,
                   11/15/09, Prerefunded at
                   101% of Par (FGIC)(1)                                  1,096
--------------------------------------------------------------------------------
            2,000  Rhode Island Depositors
                   Economic Protection Corp.
                   Special Obligation Rev., Series
                   1993 A, 6.25%, 8/1/16 (MBIA)(1)                        2,345
--------------------------------------------------------------------------------
            1,300  Rhode Island Depositors
                   Economic Protection Corp.
                   Special Obligation Rev., Series
                   1993 B, 6.00%, 8/1/17 (MBIA)(1)                        1,371
--------------------------------------------------------------------------------
                                                                          4,812
--------------------------------------------------------------------------------
SOUTH CAROLINA - 3.2%
--------------------------------------------------------------------------------
            1,700  Florence Water & Sewer Rev.,
                   7.50%, 3/1/18 (Ambac)                                  1,934
--------------------------------------------------------------------------------
            2,300  Lancaster Educational Assistance
                   Program Inc. Rev., (School
                   District Lancaster County),
                   5.00%, 12/1/26                                         2,316
--------------------------------------------------------------------------------
            3,500  Laurens County School District
                   No. 55 Rev., 5.25%, 12/1/30                            3,577
--------------------------------------------------------------------------------
              875  Piedmont Municipal Power
                   Agency Rev., 6.75%,
                   1/1/19 (FGIC)                                          1,070
--------------------------------------------------------------------------------
              625  Piedmont Municipal Power
                   Agency Rev., 6.75%,
                   1/1/19 (FGIC)(1)                                         774
--------------------------------------------------------------------------------
              140  Piedmont Municipal Power
                   Agency Rev., Series 1991 A,
                   6.50%, 1/1/16 (FGIC)(1)                                  166
--------------------------------------------------------------------------------
              375  Piedmont Municipal Power
                   Agency Rev., Series 1991 A,
                   6.50%, 1/1/16 (FGIC)                                     437
--------------------------------------------------------------------------------
              485  Piedmont Municipal Power
                   Agency Rev., Series 1991 A,
                   6.50%, 1/1/16 (FGIC)(1)                                  575
--------------------------------------------------------------------------------
            3,115  Piedmont Municipal Power
                   Agency Rev., Series 2002 A,
                   4.00%, 1/1/07 (FGIC)                                   3,116
--------------------------------------------------------------------------------
            3,035  South Carolina Jobs Economic
                   Development Auth. Hospital
                   Facilities Rev., Series 2003 C,
                   (Palmetto Health), 5.00%,
                   8/1/08 (ACA)                                           3,092
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
19

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $3,195  South Carolina Jobs Economic
                   Development Auth. Hospital
                   Facilities Rev., Series 2003 C,
                   (Palmetto Health), 5.50%,
                   8/1/09 (ACA)                                      $    3,327
--------------------------------------------------------------------------------
            1,095  Spartanburg County Health
                   Services District Inc. Hospital
                   Rev., 5.50%, 4/15/16 (FSA)                             1,168
--------------------------------------------------------------------------------
                                                                         21,552
--------------------------------------------------------------------------------
TENNESSEE - 1.1%
--------------------------------------------------------------------------------
            4,460  Chattanooga Health Educational
                   & Housing Facility Board Rev.,
                   Series 2005 A, (Campus
                   Development Foundation, Inc.
                   Phase I LLC), 5.00%, 10/1/15                           4,498
--------------------------------------------------------------------------------
            1,050  Clarksville Water, Sewer &
                   Gas Rev., 4.25%, 2/1/07 (FSA)                          1,055
--------------------------------------------------------------------------------
            1,685  Clarksville Water, Sewer &
                   Gas Rev., 4.85%, 2/1/15 (FSA)                          1,751
--------------------------------------------------------------------------------
                                                                          7,304
--------------------------------------------------------------------------------
TEXAS - 10.8%
--------------------------------------------------------------------------------
            1,000  Canadian River Municipal
                   Water Auth. Rev., (Conjunctive
                   Use Groundwater), 5.00%,
                   2/15/19 (Ambac)                                        1,050
--------------------------------------------------------------------------------
            2,035  Cash Special Utility District
                   Rev., 5.25%, 9/1/24 (MBIA)                             2,159
--------------------------------------------------------------------------------
            2,390  City of Houston GO, Series
                   2006 B, 5.00%, 3/1/26 (Ambac)                          2,482
--------------------------------------------------------------------------------
            1,815  Clint Independent School District
                   GO, 6.00%, 2/15/17 (PSF-GTD)                           1,985
--------------------------------------------------------------------------------
            1,500  Corpus Christi Independent
                   School District GO, 5.00%,
                   8/15/11 (PSF-GTD)                                      1,525
--------------------------------------------------------------------------------
              500  Corpus Christi Independent
                   School District GO, 4.00%,
                   8/15/13 (PSF-GTD)                                        500
--------------------------------------------------------------------------------
            1,000  Corpus Christi Utility System
                   Rev., 5.50%, 7/15/07 (FSA)                             1,020
--------------------------------------------------------------------------------
            2,035  Del Valle Independent School
                   District GO, (School Building),
                   5.00%, 6/15/27 (PSF-GTD)                               2,094
--------------------------------------------------------------------------------
              525  Denison Hospital Auth. Rev.,
                   (Texoma Medical Center),
                   5.90%, 8/15/07, Prerefunded
                   at 102% of Par (ACA)(1)                                  535
--------------------------------------------------------------------------------
            1,000  Denton Utility System Rev.,
                   Series 1996 A, 5.95%,
                   12/1/06, Prerefunded at 100%
                   of Par (MBIA)(1)                                       1,012
--------------------------------------------------------------------------------
            2,000  Donna Independent School
                   District GO, 5.00%,
                   2/15/15 (PSF-GTD)                                      2,128
--------------------------------------------------------------------------------
            1,115  Edcouch-Elsa Independent
                   School District GO, 5.00%,
                   2/15/14 (PSF-GTD)                                      1,185
--------------------------------------------------------------------------------
            2,370  Forney Independent School
                   District GO, Series 2006 A,
                   5.25%, 8/15/31 (PSF-GTD)                               2,495
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $  540  Garza County Public Facility
                   Corp. Rev., 4.50%, 10/1/06                        $      540
--------------------------------------------------------------------------------
              380  Garza County Public Facility
                   Corp. Rev., 4.50%, 10/1/07                               381
--------------------------------------------------------------------------------
              400  Garza County Public Facility
                   Corp. Rev., 4.75%, 10/1/08                               402
--------------------------------------------------------------------------------
              420  Garza County Public Facility
                   Corp. Rev., 4.75%, 10/1/09                               424
--------------------------------------------------------------------------------
              585  Garza County Public Facility
                   Corp. Rev., 4.75%, 10/1/10                               589
--------------------------------------------------------------------------------
              610  Garza County Public Facility
                   Corp. Rev., 5.00%, 10/1/11                               622
--------------------------------------------------------------------------------
            2,015  Garza County Public Facility
                   Corp. Rev., 5.00%, 10/1/13                             2,042
--------------------------------------------------------------------------------
            1,115  Garza County Public Facility
                   Corp. Rev., 5.25%, 10/1/14                             1,147
--------------------------------------------------------------------------------
            1,225  Garza County Public Facility
                   Corp. Rev., 5.25%, 10/1/15                             1,255
--------------------------------------------------------------------------------
            1,145  Garza County Public Facility
                   Corp. Rev., 5.25%, 10/1/16                             1,170
--------------------------------------------------------------------------------
              890  Harris County Housing
                   Finance Corporation Rev.,
                   (Las Americas Apartments),
                   4.90%, 3/1/11 (FNMA)                                      905
--------------------------------------------------------------------------------
            2,300  Hays Consolidated Independent
                   School District GO, 5.20%,
                   8/15/11 (PSF-GTD)(1)(5)                                1,871
--------------------------------------------------------------------------------
              700  Hays Consolidated Independent
                   School District GO, 5.20%,
                   8/15/11 (PSF-GTD)(1)(5)                                  570
--------------------------------------------------------------------------------
            1,295  Hidalgo County GO, 5.50%,
                   8/15/19 (FGIC)                                         1,398
--------------------------------------------------------------------------------
            1,750  Hidalgo County GO, 5.50%,
                   8/15/21 (FGIC)                                         1,878
--------------------------------------------------------------------------------
            1,500  Houston Water & Sewer System
                   Rev., Series 1997 C, (Junior
                   Lien), 5.375%, 12/1/07,
                   Prerefunded at 101% of
                   Par (FGIC)(1)                                          1,552
--------------------------------------------------------------------------------
            1,375  Kerrville Health Facilities
                   Development Corp. Rev.,
                   (Sid Peterson Memorial
                   Hospital), 5.00%, 8/15/11                              1,408
--------------------------------------------------------------------------------
            1,630  Live Oak GO, 5.25%,
                   8/1/22 (MBIA)                                          1,735
--------------------------------------------------------------------------------
            1,000  Lubbock Health Facilities
                   Development Corp. Rev.,
                   (Lutheran Retirement), 6.00%,
                   3/20/29 (GNMA)                                         1,073
--------------------------------------------------------------------------------
            3,250  Mansfield Independent School
                   District GO, 5.00%,
                   2/15/24 (PSF-GTD)                                      3,375
--------------------------------------------------------------------------------
            1,740  Montgomery County GO,
                   5.50%, 3/1/24 (Ambac)                                  1,882
--------------------------------------------------------------------------------
              550  Pasadena Independent School
                   District GO, Series 2001 A,
                   6.05%, 2/15/16 (PSF-GTD)                                 627
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
20

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $1,500  Pearland Independent School
                   District GO, 6.00%, 2/15/09,
                   Prerefunded at 100% of Par
                   (PSF-GTD)(1)                                      $    1,588
--------------------------------------------------------------------------------
            2,000  San Antonio Electric and Gas
                   Rev., 7.10%, 2/1/09 (FGIC)(1)(5)                       1,806
--------------------------------------------------------------------------------
            1,715  San Benito Consolidated
                   Independent School District
                   GO, 5.00%, 2/15/24 (PSF-GTD)                           1,782
--------------------------------------------------------------------------------
            1,800  San Benito Consolidated
                   Independent School District GO,
                   5.00%, 2/15/25 (PSF-GTD)                               1,863
--------------------------------------------------------------------------------
            1,505  Seguin Independent School
                   District GO, 5.25%,
                   4/1/23 (PSF-GTD)                                       1,605
--------------------------------------------------------------------------------
            2,120  Southside Independent School
                   District GO, Series 2004 A,
                   5.25%, 8/15/25 (PSF-GTD)                               2,253
--------------------------------------------------------------------------------
            2,345  Texas Municipal Power Agency
                   COP, (Sub-Lien), 4.00%,
                   9/1/09 (FGIC)                                          2,352
--------------------------------------------------------------------------------
            1,230  Texas Public Finance Auth.
                   Building Rev., (Technical College),
                   6.25%, 8/1/09 (MBIA)                                   1,282
--------------------------------------------------------------------------------
            1,000  Texas Technical University Rev.,
                   5.00%, 8/15/08 (MBIA)                                  1,028
--------------------------------------------------------------------------------
            1,000  Travis County Health Facilities
                   Development Corp. Rev., Series
                   1999 A, (Ascension Health
                   Credit), 5.875%, 11/15/09,
                   Prerefunded at 101% of
                   Par (Ambac)(1)                                         1,077
--------------------------------------------------------------------------------
            1,000  Tyler Health Facilities
                   Development Corp. Rev.,
                   (Mother Frances Hospital),
                   4.50%, 7/1/06                                          1,001
--------------------------------------------------------------------------------
            2,000  Tyler Health Facilities
                   Development Corp. Rev.,
                   (Mother Frances Hospital),
                   5.00%, 7/1/08                                          2,037
--------------------------------------------------------------------------------
            1,265  West Oso Independent School
                   District GO, 5.50%,
                   8/15/26 (PSF-GTD)                                      1,359
--------------------------------------------------------------------------------
            4,340  Williamson County GO,
                   5.50%, 2/15/11, Prerefunded
                   at 100% of Par (FSA)(1)                                4,661
--------------------------------------------------------------------------------
                                                                         72,710
--------------------------------------------------------------------------------
U.S. VIRGIN ISLANDS - 0.3%
--------------------------------------------------------------------------------
            2,000  Virgin Islands Public Finance
                   Auth. Rev., Series 1998 A,
                   (Senior Lien), 5.20%, 10/1/09                          2,067
--------------------------------------------------------------------------------
UTAH - 1.5%
--------------------------------------------------------------------------------
            1,000  Salt Lake City Hospital Rev.,
                   Series 1988 A, (Intermountain
                   Health Corporation),
                   8.125%, 5/15/15(1)                                     1,190
--------------------------------------------------------------------------------
            1,495  Utah County Municipal Building
                   Auth. Lease Rev., 5.00%,
                   11/1/09 (Ambac)(1)                                     1,558
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $1,915  Utah County Municipal Building
                   Auth. Lease Rev., 5.25%,
                   11/1/11, Prerefunded at
                   100% of Par (Ambac)(1)                            $    2,047
--------------------------------------------------------------------------------
            1,820  Utah County Municipal Building
                   Auth. Lease Rev., 5.25%,
                   11/1/11, Prerefunded at
                   100% of Par (Ambac)(1)                                 1,946
--------------------------------------------------------------------------------
            1,000  Utah County Municipal Building
                   Auth. Lease Rev., 5.50%,
                   11/1/11, Prerefunded at
                   100% of Par (Ambac)(1)                                 1,082
--------------------------------------------------------------------------------
            1,130  West Valley City Municipal
                   Building Auth. Lease Rev., Series
                   2002 A, 5.00%, 8/1/10 (Ambac)                          1,182
--------------------------------------------------------------------------------
            1,305  West Valley City Utility Sales
                   Tax Rev., Series 2001 A, 5.50%,
                   7/15/16 (MBIA)                                         1,405
--------------------------------------------------------------------------------
                                                                         10,410
--------------------------------------------------------------------------------
VIRGINIA - 1.1%
--------------------------------------------------------------------------------
            3,650  Commonwealth of Virginia GO,
                   5.00%, 6/1/11, Prerefunded
                   at 100% of Par(1)                                      3,865
--------------------------------------------------------------------------------
            1,500  Fairfax County COP,
                   5.30%, 4/15/23                                         1,586
--------------------------------------------------------------------------------
            1,000  Hampton Industrial Development
                   Auth. Rev., Series 1994 A,
                   (Sentara General Hospital),
                   6.50%, 11/1/06, Prerefunded
                   at 100% of Par(1)                                      1,012
--------------------------------------------------------------------------------
            1,115  Pittsylvania County GO, Series
                   2001 B, 5.75%, 3/1/18 (MBIA)                           1,226
--------------------------------------------------------------------------------
                                                                          7,689
--------------------------------------------------------------------------------
WASHINGTON - 7.0%
--------------------------------------------------------------------------------
            1,000  Benton County Public Utility
                   District No. 1 Rev., Series 2001 A,
                   5.625%, 11/1/19 (FSA)                                  1,080
--------------------------------------------------------------------------------
            5,000  City of Tacoma Rev., Series
                   2001 A, 5.625%, 1/1/11,
                   Prerefunded at 101% of
                   Par (FSA)(1)                                           5,434
--------------------------------------------------------------------------------
            1,000  Cowlitz County Kelso School
                   District No. 458 GO, 5.75%,
                   12/1/18 (FSA)                                          1,093
--------------------------------------------------------------------------------
              500  Energy Northwest Rev., 5.00%,
                   7/1/10 (MBIA)                                            523
--------------------------------------------------------------------------------
            1,750  Energy Northwest Rev., 4.75%,
                   7/1/20 (MBIA)                                          1,782
--------------------------------------------------------------------------------
            3,500  Energy Northwest Rev., Series
                   2002 A, (Columbia Generating),
                   5.75%, 7/1/18 (MBIA)                                   3,829
--------------------------------------------------------------------------------
           10,000  Energy Northwest Rev., Series
                   2002 B, (Columbia Generating),
                   6.00%, 7/1/18 (Ambac)(2)                              11,083
--------------------------------------------------------------------------------
            2,000  King County GO, Series 1997 D,
                   5.75%, 12/1/07, Prerefunded
                   at 102% of Par(1)                                      2,100
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
21

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
           $1,555  King County Lake Washington
                   School District No. 414 GO,
                   5.75%, 12/1/15                                    $    1,715
--------------------------------------------------------------------------------
            1,000  Kitsap County School District
                   No. 303 Bainbridge Island GO,
                   5.00%, 12/1/17 (MBIA/School
                   Bond Guarantee)                                        1,059
--------------------------------------------------------------------------------
            1,260  Mason County Shelton School
                   District No. 309 GO, 5.625%,
                   12/1/17 (FGIC)                                         1,363
--------------------------------------------------------------------------------
            1,000  Metropolitan Park District of
                   Tacoma GO, 6.00%, 12/1/11,
                   Prerefunded at 100%
                   of Par (Ambac)(1)                                      1,109
--------------------------------------------------------------------------------
            1,120  Metropolitan Park District
                   of Tacoma GO, 6.00%,
                   12/1/11, Prerefunded at
                   100% of Par (Ambac)(1)                                 1,242
--------------------------------------------------------------------------------
            2,815  Snohomish County Edmonds
                   School District No. 15 GO,
                   5.00%, 12/1/17 (FGIC/School
                   Bond Guarantee)(3)                                     2,992
--------------------------------------------------------------------------------
            1,720  University of Washington Rev.,
                   (Student Facilities Fee),
                   5.875%, 6/1/10, Prerefunded
                   at 101% of Par (FSA)(1)                                1,872
--------------------------------------------------------------------------------
            1,000  Washington GO, Series 1990 A,
                   6.75%, 2/1/15                                          1,147
--------------------------------------------------------------------------------
            1,000  Washington Public Power
                   Supply System Rev., Series
                   1996 A, (Nuclear Project No. 1),
                   5.75%, 7/1/12 (MBIA)                                   1,022
--------------------------------------------------------------------------------
            4,570  Washington Public Power Supply
                   System Rev., Series 1998 A,
                   (Nuclear Project No. 2),
                   5.00%, 7/1/12 (FSA)                                    4,756
--------------------------------------------------------------------------------
            1,500  Whitman County Pullman
                   School District No. 267 GO,
                   5.625%, 12/1/16 (FSA)                                  1,633
--------------------------------------------------------------------------------
                                                                         46,834
--------------------------------------------------------------------------------
WISCONSIN - 1.1%
--------------------------------------------------------------------------------
            1,990  Wisconsin Clean Water Rev.,
                   6.875%, 6/1/11                                         2,199
--------------------------------------------------------------------------------
            2,590  Wisconsin Health & Educational
                   Facilities Auth. Rev., (Aurora
                   Medical Group), 6.00%,
                   11/15/10 (FSA)                                         2,812
--------------------------------------------------------------------------------
              500  Wisconsin Health & Educational
                   Facilities Auth. Rev., (Blood Center
                   Southeastern), 5.50%, 6/1/24                             521
--------------------------------------------------------------------------------
              750  Wisconsin Health & Educational
                   Facilities Auth. Rev., (Blood Center
                   Southeastern), 5.75%, 6/1/34                             796
--------------------------------------------------------------------------------
            1,225  Wisconsin State Health &
                   Educational Facilities Auth. Rev.,
                   (Wheaton Franciscan Services),
                   4.00%, 8/15/06                                         1,225
--------------------------------------------------------------------------------
                                                                          7,553
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $670,678)                                                         681,596
--------------------------------------------------------------------------------

Principal Amount                    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 3.4%

ALABAMA - 1.3%
--------------------------------------------------------------------------------
           $8,900  Birmingham Baptist Medical
                   Centers Special Care Facilities
                   Financing Auth. Rev., Series
                   2000 C, (Baptist Health System),
                   VRDN, 4.35%, 7/1/06,
                   Prerefunded at 100% of Par(1)                      $   8,906
--------------------------------------------------------------------------------
ARIZONA - 0.1%
--------------------------------------------------------------------------------
              900  Pima County Industrial
                   Development Auth. Rev., (Tucson
                   Electric), VRDN, 3.30%, 6/7/06
                   (LOC: Bank of New York)                                  900
--------------------------------------------------------------------------------
FLORIDA - 1.2%
--------------------------------------------------------------------------------
              500  Brevard County Health Facilities
                   Auth. Rev., (Health First Inc.),
                   VRDN, 3.59%, 6/1/06
                   (LOC: SunTrust Bank)                                     500
--------------------------------------------------------------------------------
            3,540  Broward County Health Facilities
                   Auth. Rev., (John Knox Village),
                   VRDN, 3.67%, 6/1/06 (RADIAN)
                   (SBBPA: SunTrust Bank)                                 3,540
--------------------------------------------------------------------------------
            4,200  Sarasota County Public Hospital
                   Board Rev., Series 2003 A,
                   (Sarasota Memorial Hospital),
                   VRDN, 3.62%, 6/1/06 (Ambac)                            4,200
--------------------------------------------------------------------------------
                                                                          8,240
--------------------------------------------------------------------------------
NEW MEXICO - 0.3%
--------------------------------------------------------------------------------
            1,900  Farmington Pollution, VRDN,
                   3.55%, 6/1/06
                   (LOC: Barclays Bank plc)                               1,900
--------------------------------------------------------------------------------
NEW YORK - 0.3%
--------------------------------------------------------------------------------
            2,050  New York City Transitional
                   Finance Auth. Rev., Series 2003-3,
                   VRDN, 3.50%, 6/1/06
                   (SBBPA: Royal Bank of Canada)                          2,050
--------------------------------------------------------------------------------
TENNESSEE - 0.2%
--------------------------------------------------------------------------------
            1,200  Clarksville Public Building
                   Authority Rev., (Tennessee
                   Municipal Bond Fund),
                   VRDN, 3.58%, 6/1/06
                   (LOC: Bank of America N.A.)                            1,200
--------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $23,190)                                                           23,196
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 104.7%
(Cost $693,868)                                                         704,792
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.7)%                                  (31,493)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $673,299
================================================================================

See Notes to Financial Statements.                                  (continued)

------
22

Tax-Free Bond - Schedule of Investments

MAY 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

Ambac = Ambac Assurance Corporation

CIFG = CDC IXIS Financial Guaranty North America

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

MBIA-IBC = MBIA Insured Bond Certificates

PSF-GTD = Permanent School Fund - Guaranteed

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2006.

XLCA = XL Capital Ltd.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for a when-issued security.

(3) When-issued security.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2006 was $46,873 (in thousands), which represented 7.0% of total net assets.

(5) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

------
23

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
24

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE     12/1/05 -        EXPENSE
                        12/1/05         5/31/06         5/31/06          RATIO*
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,014.10          $2.61          0.52%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,022.34          $2.62          0.52%
--------------------------------------------------------------------------------
TAX-FREE BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,013.10          $2.46          0.49%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,014.10          $1.46          0.29%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,011.90          $3.71          0.74%
--------------------------------------------------------------------------------
HYPOTHETICAL
-------------------------------------------
Investor Class          $1,000         $1,022.49          $2.47          0.49%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,023.49          $1.46          0.29%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,021.24          $3.73          0.74%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
25

Statement of Assets and Liabilities

MAY 31, 2006
--------------------------------------------------------------------------------
                                                         TAX-FREE       TAX-FREE
(AMOUNTS IN THOUSANDS EXCEPT AS NOTED)                 MONEY MARKET       BOND
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $268,685 and $693,868, respectively)            $268,685      $704,792
--------------------------------------------------
Cash                                                        1,725            --
--------------------------------------------------
Receivable for investments sold                                --         7,447
--------------------------------------------------
Receivable for capital shares sold                            180           598
--------------------------------------------------
Interest receivable                                         1,705        10,410
--------------------------------------------------
Prepaid portfolio insurance                                    35            --
--------------------------------------------------------------------------------
                                                          272,330       723,247
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                 --           331
--------------------------------------------------
Payable for investments purchased                              --        48,859
--------------------------------------------------
Accrued management fees                                       113           275
--------------------------------------------------
Dividends payable                                               9           483
--------------------------------------------------------------------------------
                                                              122        49,948
--------------------------------------------------------------------------------

Net Assets                                               $272,208      $673,299
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital paid in                                          $272,255      $663,035
--------------------------------------------------
Accumulated net realized loss on
investment and futures transactions                           (47)         (660)
--------------------------------------------------
Net unrealized appreciation on investments                     --        10,924
--------------------------------------------------------------------------------
                                                         $272,208      $673,299
================================================================================
INVESTOR CLASS ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                           $272,207,969  $665,457,958
--------------------------------------------------
Shares outstanding                                    272,254,586    62,369,885
--------------------------------------------------
Net asset value per share                                   $1.00        $10.67
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                    N/A    $7,815,478
--------------------------------------------------
Shares outstanding                                            N/A       732,504
--------------------------------------------------
Net asset value per share                                     N/A        $10.67
--------------------------------------------------------------------------------
ADVISOR CLASS ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                    N/A       $25,377
--------------------------------------------------
Shares outstanding                                            N/A         2,378
--------------------------------------------------
Net asset value per share                                     N/A        $10.67
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
26

Statement of Operations

YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------
                                                      TAX-FREE
(AMOUNTS IN THOUSANDS)                              MONEY MARKET   TAX-FREE BOND
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------
Interest                                                $8,473        $27,274
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------
Management fees                                          1,396          3,125
-----------------------------------------------
Trustees' fees and expenses                                 17             39
-----------------------------------------------
Portfolio insurance                                         49             --
-----------------------------------------------
Other expenses                                               1              2
--------------------------------------------------------------------------------
                                                         1,463          3,166
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                             7,010         24,108
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
-----------------------------------------------
Investment transactions                                     12            343
-----------------------------------------------
Futures transactions                                        --            844
--------------------------------------------------------------------------------
                                                            12          1,187
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
-----------------------------------------------
Investments                                                 --        (13,355)
-----------------------------------------------
Futures                                                     --            271
--------------------------------------------------------------------------------
                                                            --        (13,084)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                     12        (11,897)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                               $7,022        $12,211
================================================================================

See Notes to Financial Statements.

------
27

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2006 AND MAY 31, 2005
--------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)              TAX-FREE MONEY MARKET      TAX-FREE BOND
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS      2006       2005       2006        2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)        $  7,010   $  3,568    $ 24,108    $ 20,827
------------------------------------
Net realized gain (loss)                  12         (1)      1,187        (374)
------------------------------------
Change in net unrealized
appreciation (depreciation)               --         --     (13,084)      9,574
--------------------------------------------------------------------------------
Net increase (decrease)
in net assets
resulting from operations              7,022      3,567      12,211      30,027
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------
  Investor Class                      (7,010)    (3,568)    (23,809)    (20,531)
------------------------------------
  Institutional Class                     --         --        (328)       (299)
------------------------------------
  Advisor Class                           --         --          (1)         --
------------------------------------
From net realized gains:
------------------------------------
  Investor Class                          --         --        (451)         --
------------------------------------
  Institutional Class                     --         --          (6)         --
------------------------------------
  Advisor Class                           --         --          --          --
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                    (7,010)    (3,568)    (24,595)    (20,830)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease)
in net assets from capital
share transactions                   (12,655)     8,607      66,467      18,619
--------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                        (12,643)     8,606      54,083      27,816
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                  284,851    276,245     619,216     591,400
--------------------------------------------------------------------------------
End of period                       $272,208   $284,851    $673,299    $619,216
================================================================================

Undistributed net
investment income                         --         --          --         $29
================================================================================

See Notes to Financial Statements.

------
28

Notes to Financial Statements

MAY 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (Tax-Free Money
Market) and Tax-Free Bond Fund (Tax-Free Bond) (collectively, the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940
Act. The funds' investment objective is to seek safety of principal and high current income that is exempt from federal income tax. Tax-Free Money Market invests primarily in cash-equivalent, high-quality municipal obligations.
Tax-Free Bond invests primarily in high-quality municipal obligations. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Tax-Free Money Market is authorized to issue the Investor
Class. Tax-Free Bond is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. The Advisor Class of Tax-Free Bond commenced operations on July 29, 2005.

SECURITY VALUATIONS -- Securities of Tax-Free Money Market are valued at amortized cost, which approximates current market value. Securities of Tax-Free
Bond are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

FUTURES CONTRACTS -- Tax-Free Bond may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. Tax-Free Bond recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains and losses occurring during the holding period of futures contracts are a component of realized gain (loss)
on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Tax-Free Money Market does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

                                                                     (continued)

------
29

Notes to Financial Statements

MAY 31, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category
Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the
American Century family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700% for Tax-Free Money Market. The rates for the
Investment Category Fee range from 0.1625% to 0.2800% for Tax-Free Bond. Rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class. The
Institutional Class and the Advisor Class are 0.2000% and 0.2500%, respectively, less at each point within the Complex Fee Range. The effective annual management fee for the Investor Class of Tax-Free Money Market and Tax-Free Bond for the
year ended May 31, 2006 was 0.49% and 0.48%, respectively. The effective annual management fee for the Institutional Class and the Advisor Class of Tax-Free
Bond for the year ended May 31, 2006 was 0.28% and 0.23%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended May 31, 2006, are detailed in the Statement of Operations.

MONEY MARKET INSURANCE -- Tax-Free Money Market, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac
Assurance Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. Tax-Free Money Market pays annual premiums to Ambac, which are amortized daily over one year. For the year ended
May 31, 2006, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC.

Tax-Free Bond has a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of J.P.
Morgan Chase & Co. (JPM). JPM is an equity investor in ACC.

                                                                     (continued)

------
30

Notes to Financial Statements

MAY 31, 2006 (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities for Tax-Free Bond, excluding short-term investments, for the year ended May 31, 2006 were $509,203 and
$439,556, respectively. All investment transactions for Tax-Free Money Market were considered short-term during the year ended May 31, 2006.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):
-----------------------------------------------------------------------------
                                 TAX-FREE MONEY MARKET     TAX-FREE BOND
-----------------------------------------------------------------------------
                                  SHARES       AMOUNT    SHARES     AMOUNT
-----------------------------------------------------------------------------
INVESTOR CLASS
-----------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006
--------------------------------
Sold                             215,988    $215,988     18,991    $204,384
--------------------------------
Issued in reinvestment
of distributions                   6,881       6,881      1,750      18,842
--------------------------------
Redeemed                        (235,524)   (235,524)   (14,501)   (155,962)
-----------------------------------------------------------------------------
Net increase (decrease)          (12,655)   $(12,655)     6,240    $ 67,264
=============================================================================
YEAR ENDED MAY 31, 2005
--------------------------------
Sold                             189,979    $189,979     13,170    $142,894
--------------------------------
Issued in reinvestment
of distributions                   3,493       3,493      1,443      15,658
--------------------------------
Redeemed                        (184,865)   (184,865)   (13,004)   (140,935)
-----------------------------------------------------------------------------
Net increase (decrease)            8,607    $  8,607      1,609    $ 17,617
=============================================================================
INSTITUTIONAL CLASS
-----------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006
--------------------------------
Sold                                 N/A         N/A          9       $  93
--------------------------------
Issued in reinvestment
of distributions                                             30         321
--------------------------------
Redeemed                                                   (115)     (1,237)
-----------------------------------------------------------------------------
Net increase (decrease)                                     (76)      $(823)
=============================================================================
YEAR ENDED MAY 31, 2005
--------------------------------
Sold                                 N/A         N/A        455      $4,953
--------------------------------
Issued in reinvestment
of distributions                                             27         298
--------------------------------
Redeemed                                                   (393)     (4,249)
-----------------------------------------------------------------------------
Net increase (decrease)                                      89      $1,002
=============================================================================
ADVISOR CLASS
-----------------------------------------------------------------------------
PERIOD ENDED MAY 31, 2006(1)
--------------------------------
Sold                                 N/A         N/A          2         $25
--------------------------------
Issued in reinvestment
of distributions                                             --           1
-----------------------------------------------------------------------------
Net increase (decrease)                                       2         $26
=============================================================================

(1) July 29, 2005 (commencement of sale) through May 31, 2006.

5. BANK LINE OF CREDIT

Tax-Free Bond, along with certain other funds managed by ACIM or American
Century Global Investment Management, Inc., has a $500 million unsecured bank line of credit agreement with JPMCB. Tax-Free Bond may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. Tax-Free
Bond did not borrow from the line during the year ended May 31, 2006.

                                                                     (continued)

------
31

Notes to Financial Statements

MAY 31, 2006 (AMOUNTS IN THOUSANDS)

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended May 31, 2006 and
May 31, 2005 were as follows:
------------------------------------------------------------------------------
                              TAX-FREE MONEY MARKET         TAX-FREE BOND
------------------------------------------------------------------------------
                                2006        2005         2006          2005
------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
------------------------------------------------------------------------------
Ordinary income                $7,010      $3,568      $24,138       $20,830
------------------------------------------------------------------------------
Long-term capital gains            --          --         $457            --
------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                      TAX-FREE
                                                    MONEY MARKET   TAX-FREE BOND
--------------------------------------------------------------------------------

Federal tax cost of investments                      $268,685         $693,869
================================================================================

Gross tax appreciation of investments                      --          $12,769
--------------------------------------------------

Gross tax depreciation of investments                      --           (1,846)
--------------------------------------------------------------------------------

Net tax appreciation (depreciation) of investments         --          $10,923
================================================================================

Accumulated capital losses                               $(47)             --
--------------------------------------------------

Capital loss deferrals                                     --            $(659)
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                            2009      2010     2011     2012     2013
----------------------------------------------------------------------
Tax-Free Money Market       $(33)     $(9)      --      $(4)     $(1)
----------------------------------------------------------------------

The capital loss deferrals represent net capital losses incurred in the seven-month period ended May 31, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds designate exempt interest and capital gain distributions for the fiscal year ended May 31, 2006, as follows:

--------------------------------------------------------------------------------
                                           TAX-FREE
                                         MONEY MARKET          TAX-FREE BOND
--------------------------------------------------------------------------------
Exempt interest distributions             $7,008,068            $24,061,771
------------------------------------
Long-term capital gain                        --                 $457,040
--------------------------------------------------------------------------------

------
32

Tax-Free Money Market - Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31
-------------------------------------------------------------------------------
                                              INVESTOR CLASS
-------------------------------------------------------------------------------
                             2006       2005       2004       2003      2002
-------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $1.00      $1.00      $1.00      $1.00      $1.00
-------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)               0.02       0.01       0.01       0.01       0.02
-------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income          (0.02)     (0.01)     (0.01)     (0.01)     (0.02)
-------------------------------------------------------------------------------
Net Asset Value,
End of Period                $1.00      $1.00      $1.00      $1.00      $1.00
===============================================================================
  TOTAL RETURN(1)             2.51%      1.33%      0.64%      1.05%      1.64%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            0.52%      0.51%      0.51%      0.51%      0.51%
---------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets         2.47%      1.31%      0.65%      1.04%      1.62%
---------------------------
Net Assets,
End of Period
(in thousands)             $272,208   $284,851   $276,245   $272,256   $250,035
-------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
33

Tax-Free Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31
--------------------------------------------------------------------------------
                                             INVESTOR CLASS
--------------------------------------------------------------------------------
                             2006       2005      2004        2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $10.88     $10.71    $11.19      $10.63     $10.50
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)               0.40       0.38      0.37        0.39       0.44
----------------------------
  Net Realized and
  Unrealized Gain (Loss)     (0.20)      0.17     (0.45)       0.58       0.22
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.20       0.55     (0.08)       0.97       0.66
--------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income          (0.40)     (0.38)    (0.37)      (0.39)     (0.44)
----------------------------
  From Net
  Realized Gains             (0.01)        --     (0.03)      (0.02)     (0.09)
--------------------------------------------------------------------------------
  Total Distributions        (0.41)     (0.38)    (0.40)      (0.41)     (0.53)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $10.67     $10.88    $10.71      $11.19     $10.63
================================================================================
  TOTAL RETURN(1)             1.87%      5.16%    (0.79)%      9.31%      6.45%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            0.49%      0.50%      0.51%      0.51%      0.51%
----------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets         3.73%      3.46%      3.34%      3.62%      4.14%
----------------------------
Portfolio Turnover Rate         79%        77%        60%        57%        86%
----------------------------
Net Assets,
End of Period
(in thousands)             $665,458   $610,420   $583,689   $620,000   $382,447
--------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
34

Tax-Free Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
-----------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS
-----------------------------------------------------------------------------
                                        2006     2005      2004       2003(1)
-----------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                   $10.88    $10.71    $11.19      $10.90
-----------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Income (Loss)          0.42      0.40      0.39        0.05
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)               (0.20)     0.17     (0.45)       0.29
-----------------------------------------------------------------------------
  Total From Investment Operations      0.22      0.57     (0.06)       0.34
-----------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Investment Income           (0.42)    (0.40)    (0.39)      (0.05)
--------------------------------------
  From Net Realized Gains              (0.01)       --     (0.03)         --
-----------------------------------------------------------------------------
  Total Distributions                  (0.43)    (0.40)    (0.42)      (0.05)
-----------------------------------------------------------------------------
Net Asset Value, End of Period        $10.67    $10.88    $10.71      $11.19
=============================================================================
  TOTAL RETURN(2)                       2.07%     5.37%    (0.60)%      3.14%
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                              0.29%     0.30%      0.31%   0.30%(3)
--------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets            3.93%     3.66%      3.54%   3.68%(3)
--------------------------------------
Portfolio Turnover Rate                   79%       77%        60%     57%(4)
--------------------------------------
Net Assets, End of Period
(in thousands)                         $7,815    $8,796     $7,711     $7,609
-----------------------------------------------------------------------------

(1) April 15, 2003 (commencement of sale) through May 31, 2003.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------
35

Tax-Free Bond - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                   ADVISOR CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.83
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)                                         0.31
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                             (0.15)
--------------------------------------------------------------------------------
  Total From Investment Operations                                     0.16
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------
  From Net Investment Income                                          (0.31)
--------------------------------------------------------------
  From Net Realized Gains                                             (0.01)
--------------------------------------------------------------------------------
  Total Distributions                                                 (0.32)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.67
================================================================================
  TOTAL RETURN(2)                                                      1.51%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                   0.74%(3)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets         3.52%(3)
--------------------------------------------------------------
Portfolio Turnover Rate                                               79%(4)
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $25
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through May 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended May 31, 2006.

See Notes to Financial Statements.

------
36

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the
Tax-Free Money Market Fund and Tax-Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund and
Tax-Free Bond Fund (two of the six funds in the American Century Municipal Trust hereafter referred to as the "Funds") at May 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 18, 2006

------
37

Management

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are "interested"
primarily by virtue of their engagement as officers of American Century
Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management,
Inc. (ACIM); the funds' principal underwriter, American Century Investment
Services, Inc. (ACIS); and the funds' transfer agent, American Century Services,
LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Trustee

FIRST YEAR OF SERVICE: 2005

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board

FIRST YEAR OF SERVICE: 1995

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

                                                                     (continued)

------
38

Management

INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1957

POSITION(S) HELD WITH FUND: Trustee

FIRST YEAR OF SERVICE: 2001

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, LLC (1996
to April 2002)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1941

POSITION(S) HELD WITH FUND: Trustee

FIRST YEAR OF SERVICE: 1980

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1947

POSITION(S) HELD WITH FUND: Trustee

FIRST YEAR OF SERVICE: 2002

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Trustee

FIRST YEAR OF SERVICE: 1984

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: Trustee, President

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present). Also serves as: Chief Executive Officer and President, ACIM, ACGIM, ACIS and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

                                                                     (continued)

------
39

Management

OFFICERS
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Executive Vice President

FIRST YEAR OF SERVICE: 2005

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Chief Administrative Officer, ACC (February 2006 to
present). Also serves as: President, ACS; Chief Executive Officer, Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief Financial
Officer

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present). Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

FIRST YEAR OF SERVICE: 1998

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present). Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

FIRST YEAR OF SERVICE: 1996

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1964

POSITION(S) HELD WITH FUND: Controller(1)

FIRST YEAR OF SERVICE: 1996

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present). Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(1) Ms. Wade serves in a similar capacity for seven other investment companies advised by ACIM.

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
40

Approval of Management Agreement for Tax-Free Money Market and Tax-Free Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Tax-Free Money Market and Tax-Free Bond (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including

                                                                     (continued)

------
41

Approval of Management Agreement for Tax-Free Money Market and Tax-Free Bond

the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research,

                                                                     (continued)

------
42

Approval of Management Agreement for Tax-Free Money Market and Tax-Free Bond

training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds'
performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Tax-Free Money Market's performance for both the one and three year periods was above the median for its peer group. Tax-Free Bond's performance was above the median for the one year period and at the median for the three year period during part of the past year.
The board discussed Tax-Free Bond's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

                                                                     (continued)

------
43

Approval of Management Agreement for Tax-Free Money Market and Tax-Free Bond

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by the 15(c) Providers and comparing the funds'
unified fee to the total expense ratio of other funds in the funds' peer group.
The unified fee charged to shareholders of the funds was in the lowest quartile of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested

                                                                     (continued)

------
44

Approval of Management Agreement for Tax-Free Money Market and Tax-Free Bond

and received information from the concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
45

Share Class Information

One class of shares is authorized for sale by Tax-Free Money Market: Investor
Class. Three classes of shares are authorized for sale by Tax-Free Bond:
Investor Class, Institutional Class and Advisor Class. The total expense ratio for Institutional Class shares is lower than that of Investor Class shares. The total expense ratio for Advisor Class shares is higher than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
46

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities of 2-4 years.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
47

Notes

------
48

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.

0607
SH-ANN-50106N

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

MAY 31, 2006

Arizona Municipal Bond Fund
Florida Municipal Bond Fund
Long-Term Tax-Free Fund
High-Yield Municipal Fund

                               [american century investments logo and text logo]

ARIZONA MUNICIPAL BOND

FLORIDA MUNICIPAL BOND

LONG-TERM TAX-FREE

HIGH-YIELD MUNICIPAL

FINANCIAL STATEMENTS

OTHER INFORMATION
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . 72
Approval of Management Agreements for Arizona Municipal Bond,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the American Century
Arizona Municipal Bond, Florida Municipal Bond, Long-Term Tax-Free, and
High-Yield Municipal funds for the period ended May 31, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our Web site, americancentury.com, where we post quarterly portfolio commentaries, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Our Web site presents American Century's recently-announced strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation (LAF). Our
new campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count.

American Century's collaboration with Lance Armstrong and the LAF is a perfect fit. Like members of our family, Lance is a cancer survivor and shares our values of optimism, focus, and determination. In addition, Lance and our family have dedicated our success to improving lives, through the LAF and the Stowers
Institute for Medical Research, respectively. To learn more about American
Century's collaboration with Lance Armstrong and the LAF, please visit
www.lanceface.com on the Web and click on the links to related sites.

Besides the exciting new collaboration, we've enjoyed other good news--in
January, American Century was named, for the seventh consecutive year, one of
FORTUNE magazine's 100 Best Companies to Work For in America. Fostering a
positive work environment can benefit fund investors as well as our company--it helps us continue to attract and retain talented people.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------

Market Perspective

[photo of David MacEwen]

BY DAVID MACEWEN, CHIEF INVESTMENT OFFICER, FIXED INCOME

ECONOMIC GROWTH PUSHED COMMODITY PRICES & INTEREST RATES HIGHER

Strong economic growth abroad and resilient growth in the U.S. (despite a devastating 2005 hurricane season and record-high energy prices) helped push
U.S. interest rates and Treasury yields to their highest levels since 2001-2002 during the 12 months ended May 31, 2006. The U.S. economy grew at a moderate rate of approximately 3.5% for the period, despite dipping below 2% in the fourth quarter of 2005. Robust overseas growth, particularly in emerging Asian markets such as China and India, helped push the Commodity Research Bureau index to a record high, fanning inflation fears and forcing global central banks to raise interest rates.

TREASURY YIELDS INVERTED, INDICATING POSSIBLE ECONOMIC WEAKNESS AHEAD

In the U.S., the Federal Reserve increased its overnight interest rate target eight times during the 12 months, raising it from 3% to 5%. That display of inflation-fighting discipline helped prevent long-term Treasury yields from rising as much as short-term yields, reducing or "flattening" the difference between these yields. On May 31, 2005, two- and 10-year Treasury yields were
3.58% and 3.98%, respectively, 0.40 percentage point apart. On May 31, 2006, the respective yields for two- and 10-year notes were 5.04% and 5.12%, just 0.08 percentage point apart. These yields also "inverted" temporarily during the first quarter of 2006 when the two-year yield rose higher than the 10-year. This phenomenon often precedes economic downturns.

MUNICIPAL MARKET GENERALLY OUTPERFORMED TAXABLE MARKET

Rising interest rates created challenging conditions for bonds, which, in general, had to rely on their interest income to help offset price declines.
Under these conditions, the best performers were money market and high-yield securities. In addition, the municipal market generally outperformed the taxable--municipal yields didn't rise or flatten as much as Treasury yields.
Reasons for municipal outperformance included strong demand from investors
(including those who recognized that municipals typically outperform in bond bear markets), declining municipal supply growth (less issuance and refinancing as interest rates rose), and favorable economic growth (providing improved tax revenues and credit conditions for municipal debt).

U.S. FIXED-INCOME TOTAL RETURNS
For the 12 months ended May 31, 2006
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL MARKET INDICES
--------------------------------------------------------------------------------
Municipal Bond                                                1.89%
--------------------------------------------------------------------------------
3-Year Municipal Bond                                         1.59%
--------------------------------------------------------------------------------
5-Year General Obligation (GO)                                1.24%
--------------------------------------------------------------------------------
Long-Term Municipal Bond (22+ years)                          3.20%
--------------------------------------------------------------------------------
Non-Investment-Grade (High-Yield)                             7.20%
--------------------------------------------------------------------------------
TAXABLE MARKET RETURNS
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                         -0.48%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury Index                          -1.39%
--------------------------------------------------------------------------------
3-Month Treasury Bill                                         3.85%
--------------------------------------------------------------------------------
10-Year Treasury Note                                        -5.25%
--------------------------------------------------------------------------------
Source: Lehman Brothers Inc.

------

Arizona Municipal Bond - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                         1 YEAR    5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            1.59%     4.30%       4.94%      5.24%        4/11/94
--------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL
5-YEAR GO INDEX           1.24%     4.06%       4.88%      5.10%(1)        --
--------------------------------------------------------------------------------
LIPPER OTHER STATES
INTERMEDIATE
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(2)        0.67%     3.69%       4.34%      4.56%(3)        --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 5/31/06(2)        5 of 119   11 of 95    8 of 66    5 of 45(3)       --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 6/30/06(2)        7 of 119   12 of 95    8 of 67    5 of 45(3)       --
--------------------------------------------------------------------------------
A Class                                                                 2/27/04
  No sales charge*        1.34%       --          --       1.45%
  With sales charge*     -3.25%       --          --      -0.60%
--------------------------------------------------------------------------------
B Class                                                                 2/27/04
  No sales charge*        0.61%       --          --       0.71%
  With sales charge*     -3.39%       --          --      -0.62%
--------------------------------------------------------------------------------
C Class                   0.58%       --          --       0.69%        2/27/04
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 4/14/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------

Arizona Municipal Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made May 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended May 31
----------------------------------------------------------------------------------------------------
                     1997    1998    1999    2000     2001    2002    2003     2004    2005    2006
----------------------------------------------------------------------------------------------------
Investor Class       5.77%   7.19%   4.51%   0.20%   10.57%   6.74%   9.36%   -1.06%   5.21%   1.59%
----------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal 5-Year
GO Index             6.08%   6.95%   4.90%   0.65%   10.17%   6.33%   8.72%   -0.22%   4.47%   1.24%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

Arizona Municipal Bond - Portfolio Commentary

PORTFOLIO TEAM LEADER: ALAN KRUSS

MR. KRUSS, VICE PRESIDENT AND PORTFOLIO MANAGER, JOINED AMERICAN CENTURY
INVESTMENTS IN 1997 AND BECAME A PORTFOLIO MANAGER IN 2001. IN APRIL 2006, HE
TOOK OVER ARIZONA MUNICIPAL BOND'S TEAM-LEADER ROLE FROM KENNETH SALINGER, WHO
LEFT THE COMPANY TO PURSUE OTHER INTERESTS.

PERFORMANCE SUMMARY

Arizona Municipal Bond returned 1.59%* for the 12 months ended May 31, 2006, more than double the 0.67% average total return of Lipper's Other States
Intermediate Municipal Debt Funds. In addition, Arizona Municipal Bond outperformed the Lehman Brothers Municipal 5-Year GO Index, which returned
1.24%.

The fund's longer-term performance was also noteworthy: Arizona Municipal Bond ranked among the top 15% of its Lipper peer group for the trailing five and 10 years while returning more than Lehman's Municipal 5-Year GO Index.

Although favorable by comparison, the fund's absolute 12-month return was modest, reflecting myriad obstacles faced by municipal bonds and the broader bond market that are detailed in the Market Perspective on page 2. The commentary below discusses the strategies that we employed for Arizona Municipal
Bond in that environment.

YIELD SUMMARY

One of Arizona Municipal Bond's investment objectives is to seek high current income exempt from federal and Arizona income taxes. Along those lines, the fund's 30-day SEC yield was 3.65% as of May 31, 2006, which translated into the attractive tax-equivalent yields shown in the table at top right. By comparison,
Arizona Municipal Bond's Lipper group average 30-day SEC yield was only 3.11%.

All else being equal, a higher yield can boost returns and pave the way for better performance. It's also worth noting that Arizona Municipal Bond achieved that yield advantage while generally steering clear of bonds subject to the
Alternative Minimum Tax.

PORTFOLIO STRATEGY & OUTLOOK

Within the framework of our repeatable, multi-layered investment approach, one of our main emphasized strategies involved actively managing Arizona Municipal
Bond's bond-maturity

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   8.3 yrs               7.9 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 4.4 yrs               4.1 yrs
--------------------------------------------------------------------------------

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         3.65%
--------------------------------------------------------------------------------
A Class                                                3.25%
--------------------------------------------------------------------------------
B Class                                                2.65%
--------------------------------------------------------------------------------
C Class                                                2.65%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
28.54% Tax Bracket                                     5.11%
--------------------------------------------------------------------------------
31.40% Tax Bracket                                     5.32%
--------------------------------------------------------------------------------
36.38% Tax Bracket                                     5.73%
--------------------------------------------------------------------------------
38.28% Tax Bracket                                     5.91%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are combined federal and state tax brackets.
    Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares.

                                                                    (continued)

------

Arizona Municipal Bond - Portfolio Commentary

structure. In particular, we positioned the portfolio to benefit from a diminishing gap between the yields of short- and long-term municipal bonds.

In order to appropriately position the portfolio to take advantage of this forecast scenario, we employed a "barbell" bond-maturity structure. We achieved this structure by overweighting short- and long-term municipal bonds, while comparatively underweighting intermediate-term bonds. That paid off as the yield gap between two- and 30-year triple-A-rated municipal bonds dropped from approximately 161 basis points (1.61%) to only 83 basis points over the 12 months.

However, the municipal yield curve's flattening lost momentum toward the end of the period. And when factored in with how much yield spreads had already contracted, as well as with the latest economic, market, and interest rate forecasts at that time, we decided that the time for a strategy shift was at hand.

So we pared short- and long-term bond holdings and generally invested the proceeds in intermediate-term securities, establishing a "curve-neutral"
bond-maturity structure.

Lastly, while conservatively managing the portfolio's interest rate sensitivity, we increased triple-B municipal bond holdings. These securities generally afforded higher yields than their like-maturity, higher-rated equivalents, boosting the portfolio's income stream and providing a cushion against the backdrop of falling bond prices and rising yields.

ARIZONA MUNICIPAL BOND'S PLACE IN YOUR PORTFOLIO

Arizona Municipal Bond is designed to be a core bond holding and seeks safety of principal and high current income by investing in debt securities--issued by cities, counties and municipalities, and U.S. territories--with interest payments exempt from regular federal and Arizona income taxes.

Because municipal bonds typically don't move in lock-step with equities, Arizona
Municipal Bond also provides diversification benefits. But it's important to keep in mind that diversification does not insure against losses.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
AAA                                         70%                   74%
--------------------------------------------------------------------------------
AA                                           8%                    8%
--------------------------------------------------------------------------------
A                                            9%                   11%
--------------------------------------------------------------------------------
BBB                                         13%                    7%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
General Obligation (GO)                                           28%
--------------------------------------------------------------------------------
Certificates of Participation
(COPs)/Leases                                                     16%
--------------------------------------------------------------------------------
Prerefunded                                                       15%
--------------------------------------------------------------------------------
Water and Sewer Revenue                                           14%
--------------------------------------------------------------------------------
Industrial Development Revenue                                    10%
--------------------------------------------------------------------------------

------

Arizona Municipal Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.7%

ARIZONA -- 89.8%
--------------------------------------------------------------------------------
       $1,000,000  Arizona Health Facilities Auth.
                   Rev., (Blood Systems
                   Incorporated), 5.00%, 4/1/21                     $ 1,014,170
--------------------------------------------------------------------------------
        1,750,000  Arizona School Facilities Board
                   Rev., (State School
                   Improvement), 5.50%, 7/1/11,
                   Prerefunded at 100% of Par(1)                      1,891,750
--------------------------------------------------------------------------------
        1,000,000  Arizona Student Loan
                   Acquisition Auth. Rev., Series
                   1999 A1, (Guaranteed Student
                   Loans), 5.65%, 5/1/14                              1,052,860
--------------------------------------------------------------------------------
        1,880,000  Arizona Tourism & Sports Auth.
                   Tax Rev., (Baseball Training
                   Facilities), 5.00%, 7/1/13                         1,930,102
--------------------------------------------------------------------------------
        1,000,000  Arizona University COP, Series
                   2006 A, 5.00%, 6/1/18 (Ambac)                      1,057,660
--------------------------------------------------------------------------------
        1,910,000  Energy Management Services
                   LLC Rev., (Arizona State
                   University - Main Campus),
                   4.50%, 7/1/11 (MBIA)(2)                            1,976,130
--------------------------------------------------------------------------------
        1,000,000  Gilbert Water Resource
                   Municipal Property Corp. Rev.,
                   (Development Fee & Sub-Lien),
                   4.90%, 4/1/19                                      1,001,910
--------------------------------------------------------------------------------
          460,000  Glendale Industrial Development
                   Auth. Rev., Series 1998 A,
                   (Midwestern University),  5.375%,
                   5/15/08, Prerefunded
                   at 101% of Par(1)                                    479,168
--------------------------------------------------------------------------------
          540,000  Glendale Industrial Development
                   Auth. Rev., Series 1998 A,
                   (Midwestern University),
                   5.375%, 5/15/28                                      552,274
--------------------------------------------------------------------------------
          500,000  Glendale Industrial Development
                   Auth. Rev., Series 2001 A,
                   (Midwestern University),
                   5.75%, 5/15/21                                       532,195
--------------------------------------------------------------------------------
        1,740,000  Greater Arizona Development
                   Auth. Rev., Series 2005 A,
                   5.00%, 8/1/23 (MBIA)                               1,814,611
--------------------------------------------------------------------------------
        1,040,000  Maricopa County Kyrene
                   Elementary School District
                   No. 28 GO, Series 2001 B,
                   4.30%, 7/1/07 (MBIA)(3)                              998,868
--------------------------------------------------------------------------------
        1,615,000  Maricopa County Litchfield
                   Elementary School District  No.
                   79 GO, Series 2000 A,
                   (Projects of 1998), 4.55%,
                   7/1/07 (FSA)                                       1,630,003
--------------------------------------------------------------------------------
        1,000,000  Maricopa County Paradise Valley
                   Unified School District No. 69
                   GO, Series 2006 A, (School
                   Improvement), 4.50%, 7/1/19
                   (FSA)                                              1,010,880
--------------------------------------------------------------------------------
        1,000,000  Maricopa County Peoria Unified
                   School District No. 11 GO,
                   (School Improvement), 5.00%,
                   7/1/24 (MBIA)                                      1,047,990
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,000,000  Maricopa County Phoenix
                   Elementary School District No. 1
                   GO, 5.50%, 7/1/07, Prerefunded
                   at 101% of Par (MBIA)(1)                         $ 1,029,870
--------------------------------------------------------------------------------
        1,445,000  Maricopa County Phoenix Union
                   High School District No. 210 GO,
                   4.75%, 7/1/11 (FSA)                                1,511,615
--------------------------------------------------------------------------------
        1,955,000  Maricopa County Saddle
                   Mountain Unified School District
                   No. 90 GO, Series 2003 A,
                   5.00%, 7/1/10                                      2,013,434
--------------------------------------------------------------------------------
        1,000,000  Maricopa County Scottsdale
                   Elementary School District
                   No. 48 GO, 6.60%, 7/1/12                           1,148,720
--------------------------------------------------------------------------------
        1,265,000  Mohave County Community
                   College District COP, 5.75%,
                   3/1/14 (Ambac)                                     1,349,009
--------------------------------------------------------------------------------
        1,150,000  Mohave County Community
                   College District Rev., (State
                   Board of Directors), 6.00%,
                   3/1/20 (MBIA)                                      1,236,446
--------------------------------------------------------------------------------
        1,815,000  Navajo County Unified School
                   District No. 20 Rev., Series
                   2006 A, 5.00%, 7/1/17 (MBIA)(4)                    1,938,402
--------------------------------------------------------------------------------
        1,000,000  Phoenix Civic Improvement
                   Corp. Water System Rev.,
                   (Junior Lien), 5.00%, 7/1/21
                   (MBIA)                                             1,049,460
--------------------------------------------------------------------------------
        1,000,000  Phoenix Civic Improvement
                   Corp. Water System Rev.,
                   (Junior Lien), 6.50%, 7/1/06                       1,002,380
--------------------------------------------------------------------------------
        1,000,000  Phoenix Civic Improvement
                   Corp. Water System Rev.,
                   (Junior Lien), 6.25%, 7/1/10,
                   Prerefunded at 101% of Par
                   (FGIC)(1)                                          1,103,790
--------------------------------------------------------------------------------
        1,000,000  Phoenix Civic Improvement
                   Corp. Water System Rev.,
                   (Junior Lien), 5.50%, 7/1/19
                   (FGIC)                                             1,079,970
--------------------------------------------------------------------------------
        1,070,000  Phoenix GO, Series 1995 A,
                   6.25%, 7/1/17                                      1,271,107
--------------------------------------------------------------------------------
        1,000,000  Phoenix GO, Series 1995 B,
                   5.25%, 7/1/06, Prerefunded at
                   102% of Par(1)                                     1,021,420
--------------------------------------------------------------------------------
          285,000  Phoenix Industrial Development
                   Auth. Single Family Mortgage
                   Rev., Series 1998 A, 6.60%,
                   12/1/29 (GNMA/FNMA/FHLMC)                            292,045
--------------------------------------------------------------------------------
        1,710,000  Pima County Metropolitan
                   Domestic Water Improvement
                   District Rev., 5.25%, 7/1/18
                   (Ambac)                                            1,877,871
--------------------------------------------------------------------------------
        1,800,000  Pima County Metropolitan
                   Domestic Water Improvement
                   District Rev., 5.25%, 7/1/19
                   (Ambac)(2)                                         1,982,015
--------------------------------------------------------------------------------
        1,125,000  Pima County Unified School
                   District No. 6 Marana GO,
                   5.50%, 7/1/15 (FGIC)                               1,204,549
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

Arizona Municipal Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  820,000  Pinal County COP, 4.75%,
                   6/1/13 (Ambac)                                   $   852,964
--------------------------------------------------------------------------------
        1,000,000  Pinal County COP, 5.00%,
                   12/1/26                                            1,015,640
--------------------------------------------------------------------------------
        1,100,000  Pinal County Unified School
                   District No. 43 Apache Junction
                   GO, Series 2005 A, (School
                   Improvement), 5.00%, 7/1/23
                   (MBIA)                                             1,146,849
--------------------------------------------------------------------------------
          775,000  Pinal County Unified School
                   District No. 43 Apache Junction
                   GO, Series 2006 B, (School
                   Improvement), 5.00%, 7/1/24
                   (FGIC)                                               812,836
--------------------------------------------------------------------------------
        1,600,000  Scottsdale GO, 6.25%, 7/1/09,
                   Prerefunded at 100% of Par(1)                      1,718,528
--------------------------------------------------------------------------------
        1,000,000  Sedona COP, 5.75%, 7/1/09,
                   Prerefunded at 101% of Par(1)                      1,067,660
--------------------------------------------------------------------------------
        1,645,000  University of Arizona COP,
                   Series 2002 A, 5.50%, 6/1/17
                   (Ambac)                                            1,771,385
--------------------------------------------------------------------------------
          500,000  University of Arizona COP,
                   Series 2005 B, 5.00%, 6/1/24
                   (Ambac)                                              518,145
--------------------------------------------------------------------------------
        1,725,000  University of Arizona COP,
                   Series 2005 D, 5.00%, 6/1/12
                   (Ambac)                                            1,824,878
--------------------------------------------------------------------------------
                                                                     50,831,559
--------------------------------------------------------------------------------
PUERTO RICO -- 7.9%
--------------------------------------------------------------------------------
        2,420,000  Government Development Bank
                   of Puerto Rico Rev., 3.85%,
                   10/5/06 (Acquired 1/20/06,
                   Cost $2,420,000)(5)                                2,412,329
--------------------------------------------------------------------------------
        1,000,000  Government Development Bank
                   of Puerto Rico Rev., 3.87%,
                   10/6/06 (Acquired 1/24/06,
                   Cost $1,000,000)(5)                                  996,870
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,000,000  Government Development Bank
                   of Puerto Rico Rev., Series
                   2006 B, 5.00%, 12/1/16                           $ 1,037,320
--------------------------------------------------------------------------------
                                                                      4,446,519
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $53,820,763)                                                   55,278,078
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 4.1%

ARIZONA -- 4.1%
--------------------------------------------------------------------------------
        1,015,000  Pima County Industrial
                   Development Auth. Lease Rev.,
                   VRDN, 3.48%, 6/1/06 (SBBPA:
                   Societe Generale)                                  1,015,000
--------------------------------------------------------------------------------
        1,300,000  Pima County Industrial
                   Development Auth. Rev.,
                   (Tucson Electric), VRDN, 3.30%,
                   6/7/06 (LOC: Bank of New York)                     1,300,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $2,315,000)                                                     2,315,000
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.1%

           60,000  Federated Arizona Municipal
                   Cash Trust
(Cost $60,000)                                                           60,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 101.9%
(Cost $56,195,763)                                                   57,653,078
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- (1.9)%                                                (1,083,497)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $56,569,581
================================================================================

SWAP AGREEMENTS

                                                                                        Unrealized
  Notional Amount           Description of Agreement             Expiration Date       Gain (Loss)
----------------------------------------------------------------------------------------------------
INTEREST RATE
----------------------------------------------------------------------------------------------------
   $1,500,000      Receive semiannually a variable rate based      October 2016             $622
                   on the weekly Bond Market Association                                ===========
                   Index and pay semiannually a fixed rate
                   equal to 4.137% with Morgan Stanley
                   Capital Services, Inc.

See Notes to Financial Statements.                                  (continued)

------

Arizona Municipal Bond - Schedule of Investments

MAY 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2006.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for when-issued securities and/or swap agreements.

(3) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4) When-issued security.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2006 was $3,409,199, which represented 6.0% of total net assets.

See Notes to Financial Statements.

------

Florida Municipal Bond - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                         1 YEAR    5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            1.48%     4.12%       5.10%      5.31%        4/11/94
--------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL
5-YEAR GO INDEX           1.24%     4.06%       4.88%      5.10%(1)        --
--------------------------------------------------------------------------------
LIPPER FLORIDA
INTERMEDIATE
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(2)        0.87%     3.45%       4.14%      4.37%(3)        --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 5/31/06(2)         5 of 18   2 of 15     1 of 11    1 of 10(3)       --
--------------------------------------------------------------------------------
Investor Class's
Lipper Ranking
as of 6/30/06(2)         5 of 18   2 of 15     1 of 12    1 of 10(3)       --
--------------------------------------------------------------------------------
A Class                                                                 2/27/04
  No sales charge*        1.23%      --          --         1.15%
  With sales charge*     -3.33%      --          --        -0.87%
--------------------------------------------------------------------------------
B Class                                                                 2/27/04
  No sales charge*        0.47%      --          --         0.39%
  With sales charge*     -3.53%      --          --        -0.94%
--------------------------------------------------------------------------------
C Class                   0.47%      --          --         0.40%       2/27/04
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 4/14/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------

Florida Municipal Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made May 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended May 31
----------------------------------------------------------------------------------------------------
                     1997    1998    1999    2000     2001    2002    2003     2004    2005    2006
----------------------------------------------------------------------------------------------------
Investor Class       6.63%   8.20%   4.71%   0.49%   10.71%   5.98%   9.90%   -1.30%   4.88%   1.48%
----------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal 5-Year
GO Index             6.08%   6.95%   4.90%   0.65%   10.17%   6.33%   8.72%   -0.22%   4.47%   1.24%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

Florida Municipal Bond - Portfolio Commentary

PORTFOLIO TEAM LEADER: ALAN KRUSS

MR. KRUSS, VICE PRESIDENT AND PORTFOLIO MANAGER, JOINED AMERICAN CENTURY
INVESTMENTS IN 1997 AND BECAME A PORTFOLIO MANAGER IN 2001. IN APRIL 2006, HE
TOOK OVER FLORIDA MUNICIPAL BOND'S TEAM-LEADER ROLE FROM KENNETH SALINGER, WHO
LEFT THE COMPANY TO PURSUE OTHER INTERESTS.

PERFORMANCE SUMMARY

Florida Municipal Bond returned 1.48%* for the 12 months ended May 31, 2006, solidly outpacing the 0.87% average total return of Lipper's Florida
Intermediate Municipal Debt Funds. In addition, Florida Municipal Bond outperformed the Lehman Brothers Municipal 5-Year GO Index, which returned
1.24%. And it's worth keeping in mind that fees do not reduce the return of the
Lehman index.

The fund's longer-term performance was also noteworthy: Florida Municipal Bond ranked among the top 15% of its Lipper peer group for the trailing five and 10 years while returning more than Lehman's Municipal 5-Year GO Index.

Although favorable by comparison, the fund's absolute 12-month return was modest, reflecting myriad obstacles faced by municipal bonds and the broader bond market that are detailed in the Market Perspective on page 2. The commentary below discusses the strategies that we employed for Florida Municipal
Bond in that environment.

YIELD SUMMARY

Seeking high current income exempt from federal income tax as well as the
Florida intangible personal property tax is one of Florida Municipal Bond's primary investment objectives. Along those lines, the fund's 30-day SEC yield was 3.63% as of May 31, 2006. By comparison, Florida Municipal Bond's Lipper group average 30-day SEC yield was only 3.17% at the end of the 12 months.

A higher yield can boost returns and pave the way for better performance, all else being equal.

PORTFOLIO STRATEGY & OUTLOOK

One of the main strategies that we emphasized within the framework of our repeatable, multi-layered investment approach involved actively managing Florida
Municipal Bond's bond-maturity structure. In particular, we positioned the portfolio to benefit from a declining gap between the yields of short- and long-term municipal bonds.

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   7.7 yrs               8.3 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 4.5 yrs               4.3 yrs
--------------------------------------------------------------------------------

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         3.63%
--------------------------------------------------------------------------------
A Class                                                3.22%
--------------------------------------------------------------------------------
B Class                                                2.64%
--------------------------------------------------------------------------------
C Class                                                2.62%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.00% Tax Bracket                                     4.84%
--------------------------------------------------------------------------------
28.00% Tax Bracket                                     5.04%
--------------------------------------------------------------------------------
33.00% Tax Bracket                                     5.42%
--------------------------------------------------------------------------------
35.00% Tax Bracket                                     5.58%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares.

                                                                    (continued)

------

Florida Municipal Bond - Portfolio Commentary

That meant employing a "barbell" structure, which tends to outperform in such a scenario. We achieved this structure by overweighting short- and long-term municipal bonds, while comparatively underweighting intermediate-term bonds.
That paid off as the yield gap between two- and 30-year triple-A-rated municipal bonds dropped almost in half over the 12 months.

Toward the end of the period, however, the municipal yield curve's flattening appeared to be winding down. That notion was supported by economic, market, and interest rate forecasts at that time as well as by how much yield spreads had already contracted. So we pared short- and long-term bond holdings and generally invested the proceeds in intermediate-term securities.

We also increased Florida Municipal Bond's triple-B municipal bond holdings. The triple-B bonds generally afforded higher yields than their like-maturity, higher-rated counterparts, boosting the portfolio's income stream and providing a cushion against the backdrop of rising bond yields.

By the end of the period, we felt that the yield advantage of triple-B bonds over triple-A equivalents had contracted enough to merit holding onto our triple-B positions, but not actively expanding upon them.

FLORIDA MUNICIPAL BOND'S PLACE IN YOUR PORTFOLIO

Florida Municipal Bond is designed to be a core bond holding and seeks safety of principal and high current income by investing in debt securities--issued by cities, counties and municipalities, and U.S. territories--with interest payments exempt from federal income tax as well as the Florida intangible personal property tax.

Because municipal bonds typically don't move in lock-step with equities, Florida
Municipal Bond also provides diversification benefits. But it's important to keep in mind that diversification does not insure against losses.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
AAA                                         78%                   84%
--------------------------------------------------------------------------------
AA                                           1%                    1%
--------------------------------------------------------------------------------
A                                            2%                    1%
--------------------------------------------------------------------------------
BBB                                         19%                   14%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
Water and Sewer Revenue                                           16%
--------------------------------------------------------------------------------
Prerefunded                                                       16%
--------------------------------------------------------------------------------
Certificates of Participation
(COPs)/Leases                                                      9%
--------------------------------------------------------------------------------
Transportation Revenue                                             9%
--------------------------------------------------------------------------------
General Obligation (GO)                                            8%
--------------------------------------------------------------------------------

------

Florida Municipal Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 98.4%

FLORIDA -- 91.5%
--------------------------------------------------------------------------------
       $1,110,000  Broward County Airport
                   Systems Rev., (Passenger
                   Facility), (Conventional Lien
                   H-1), 5.25%, 10/1/12 (Ambac)                     $ 1,146,622
--------------------------------------------------------------------------------
          400,000  Broward County Educational
                   Facilities Auth. Rev., Series
                   2004 B, (Nova Southeastern),
                   5.00%, 4/1/14                                        413,992
--------------------------------------------------------------------------------
          500,000  Broward County Educational
                   Facilities Auth. Rev., Series
                   2004 B, (Nova Southeastern),
                   5.50%, 4/1/15                                        529,115
--------------------------------------------------------------------------------
          525,000  Broward County Educational
                   Facilities Auth. Rev., Series
                   2004 B, (Nova Southeastern),
                   5.50%, 4/1/16                                        554,090
--------------------------------------------------------------------------------
          500,000  Broward County School Board
                   COP, Series 2002 B, 5.375%,
                   7/1/11, Prerefunded at 100%
                   of Par (FSA)(1)                                      537,150
--------------------------------------------------------------------------------
        1,000,000  Callaway/Bay County
                   Wastewater System Rev.,
                   5.00%, 9/1/23 (MBIA)                               1,040,020
--------------------------------------------------------------------------------
          650,000  City of Gulf Breeze Rev., Series
                   1985 B, VRDN, 4.50%, 12/1/19
                   (FGIC)                                               639,984
--------------------------------------------------------------------------------
        1,475,000  Collier County School Board
                   COP, 5.50%, 2/15/12 (FSA)                          1,596,791
--------------------------------------------------------------------------------
          720,000  Covington Park Community
                   Development District Special
                   Assessment, (Capital
                   Improvement), 5.00%, 5/1/21                          711,180
--------------------------------------------------------------------------------
        1,150,000  Duval County School Board
                   COP, 5.75%, 7/1/16 (FSA)                           1,215,481
--------------------------------------------------------------------------------
        1,010,000  Emerald Coast Utilities System
                   Auth. Rev., 5.00%, 1/1/25
                   (FGIC)                                             1,047,027
--------------------------------------------------------------------------------
          115,000  Escambia County Housing
                   Finance Auth. Single Family
                   Mortgage Rev., Series 1998 A,
                   (Multi-County Program), 4.85%,
                   4/1/07 (GNMA/FNMA)                                   115,834
--------------------------------------------------------------------------------
        2,320,000  Florida Division of Bond
                   Finance GO, Series 1998 B,
                   (Environmental Protection -
                   Preservation), 5.25%, 7/1/10
                   (FSA)(2)                                           2,411,941
--------------------------------------------------------------------------------
          215,000  Florida Housing Finance Corp.
                   Rev., Series 1999-2,
                   (Homeowner Mortgage),
                   4.60%, 1/1/21 (FSA)                                  215,290
--------------------------------------------------------------------------------
        1,000,000  Florida Municipal Loan Council
                   GO, Series 2002 C, 5.25%,
                   11/1/21 (MBIA)                                     1,064,510
--------------------------------------------------------------------------------
          350,000  Gainesville Utilities System Rev.,
                   Series 1996 A, 5.75%, 10/1/09                        372,232
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  675,000  Greater Orlando Aviation Auth.
                   Rev., Series 1999 A, 5.25%,
                   10/1/09 (FGIC)                                   $   703,512
--------------------------------------------------------------------------------
          635,000  Hollywood Community
                   Redevelopment Agency Rev.,
                   (Beach), 4.50%, 3/1/07                               637,254
--------------------------------------------------------------------------------
          690,000  Hollywood Community
                   Redevelopment Agency Rev.,
                   (Beach), 5.00%, 3/1/08                               700,143
--------------------------------------------------------------------------------
        1,235,000  Indian River County Rev.,
                   (Spring Training Facility),
                   5.25%, 4/1/15 (FGIC)                               1,317,869
--------------------------------------------------------------------------------
          330,000  Julington Creek Plantation
                   Community Development
                   District Assessment Rev.,
                   3.65%, 5/1/09 (MBIA)                                 328,928
--------------------------------------------------------------------------------
          350,000  Julington Creek Plantation
                   Community Development
                   District Assessment Rev.,
                   3.85%, 5/1/10 (MBIA)                                 350,686
--------------------------------------------------------------------------------
          625,000  Julington Creek Plantation
                   Community Development
                   District Assessment Rev.,
                   4.00%, 5/1/11 (MBIA)                                 629,481
--------------------------------------------------------------------------------
          850,000  Lee County Industrial
                   Development Health Care
                   Facilities Auth. Rev., Series
                   1999 A, (Shell Point Village),
                   5.50%, 11/15/09                                      874,106
--------------------------------------------------------------------------------
        1,325,000  Martin County Health Facilities
                   Auth. Rev., Series 2002 A,
                   (Martin Memorial Medical
                   Center), 4.25%, 11/15/07                           1,322,350
--------------------------------------------------------------------------------
        1,000,000  Miami Beach Stormwater Rev.,
                   5.75%, 9/1/17 (FGIC)                               1,083,010
--------------------------------------------------------------------------------
        1,910,000  Miami Beach Water & Sewer
                   Rev., 5.625%, 9/1/16 (Ambac)                       2,060,201
--------------------------------------------------------------------------------
          650,000  Miami Parking Facilities Rev.,
                   5.25%, 10/1/15 (MBIA)                                702,995
--------------------------------------------------------------------------------
        1,000,000  Miami-Dade County School
                   Board COP, Series 2001 C,
                   5.50%, 10/1/11, Prerefunded
                   at 100% of Par (FSA)(1)                            1,083,070
--------------------------------------------------------------------------------
        1,000,000  Miami-Dade County School
                   Board COP, Series 2001 C,
                   5.50%, 10/1/11, Prerefunded
                   at 100% of Par (FSA)(1)                            1,083,070
--------------------------------------------------------------------------------
        1,875,000  Orange County School Board
                   COP, Series 2002 A, 5.50%,
                   8/1/12, Prerefunded at 100%
                   of Par (MBIA)(1)                                   2,044,575
--------------------------------------------------------------------------------
          450,000  Orlando and Orange County
                   Expressway Auth. Rev., 6.50%,
                   7/1/11 (FGIC)                                        505,778
--------------------------------------------------------------------------------
        1,000,000  Palm Beach County Airport
                   Systems Rev., 5.75%, 10/1/14
                   (MBIA)                                             1,115,040
--------------------------------------------------------------------------------
        1,000,000  Palm Beach County School
                   Board COP, Series 2002 A,
                   5.375%, 8/1/12, Prerefunded
                   at 100% of Par (FSA)(1)                            1,083,630
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

Florida Municipal Bond - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $2,000,000  Pasco County Solid Waste
                   Disposal & Resource Recovery
                   System Rev., 6.00%, 4/1/10
                   (Ambac)                                          $ 2,120,659
--------------------------------------------------------------------------------
          305,000  Pensacola Airport Rev., Series
                   1997 B, 5.40%, 10/1/07 (MBIA)                        309,081
--------------------------------------------------------------------------------
          300,000  Plantation Health Facilities Auth.
                   Rev., (Covenant Village of
                   Florida Inc.), 4.70%, 12/1/07                        301,911
--------------------------------------------------------------------------------
        1,015,000  St. Lucie County Public
                   Improvement COP, Series
                   2000 A, (800 MHZ Radio  System),
                   5.50%, 4/1/10
                   (MBIA)(1)                                          1,079,493
--------------------------------------------------------------------------------
        1,000,000  Sumter County School Board
                   COP, 5.50%, 1/1/21 (MBIA)                          1,075,780
--------------------------------------------------------------------------------
        1,000,000  Sunrise Utility System Rev.,
                   5.20%, 10/1/22 (Ambac)                             1,090,100
--------------------------------------------------------------------------------
        1,000,000  Tampa Bay Water Utility
                   System Rev., Series 1998 B,
                   5.125%, 10/1/08, Prerefunded
                   at 101% of Par (FGIC)(1)                           1,040,130
--------------------------------------------------------------------------------
          400,000  Tampa Guaranteed Entitlement
                   Rev., 6.00%, 10/1/18 (Ambac)                         450,424
--------------------------------------------------------------------------------
        1,000,000  Tampa Water & Sewer Rev.,
                   6.00%, 10/1/17 (FSA)                               1,162,600
--------------------------------------------------------------------------------
                                                                     39,867,135
--------------------------------------------------------------------------------
PUERTO RICO -- 6.9%
--------------------------------------------------------------------------------
        1,000,000  Government Development Bank
                   of Puerto Rico Rev., 4.75%,
                   8/10/06 (Acquired 5/5/06,
                   Cost $1,000,000)(3)                                1,000,330
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,000,000  Government Development Bank
                   of Puerto Rico Rev., 3.85%,
                   10/5/06 (Acquired 1/20/06,
                   Cost $1,000,000)(3)                              $   996,830
--------------------------------------------------------------------------------
        1,000,000  Government Development Bank
                   of Puerto Rico Rev., Series
                   2006 B, 5.00%, 12/1/16                             1,037,320
--------------------------------------------------------------------------------
                                                                      3,034,480
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $41,631,639)                                                   42,901,615
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 0.6%

TENNESSEE -- 0.6%
--------------------------------------------------------------------------------
          250,000  Clarksville Public Building
                   Authority Rev., (Tennessee
                   Municipal Bond Fund), VRDN,
                   3.58%, 6/1/06 (LOC: Bank of
                   America N.A.)
(Cost $250,000)                                                         250,000
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.1%

           38,000  Federated Florida Municipal
                   Cash Trust
(Cost $38,000)                                                           38,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 99.1%
(Cost $41,919,639)                                                   43,189,615
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.9%                                    379,312
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $43,568,927
================================================================================

FUTURES CONTRACTS

                              Expiration        Underlying Face      Unrealized
  Contracts Purchased            Date           Amount at Value      Gain (Loss)
--------------------------------------------------------------------------------
   5   U.S. Treasury
       10-Year Notes        September 2006          $524,609          $(4,347)
                                                ================================

NOTES TO SCHEDULE OF INVESTMENTS

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2006.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for a futures contract.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2006 was $1,997,160, which represented 4.6% of total net assets.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                                     --------------------------------
                                          AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE    INCEPTION
                       2 MONTHS(1)    1 YEAR      5 YEARS   INCEPTION    DATE
--------------------------------------------------------------------------------
A CLASS                                                                 3/31/97
   No sales charge*       0.40%        1.18%       4.89%      5.80%
   With sales charge*    -4.16%       -3.33%       3.92%      5.27%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
MUNICIPAL BOND INDEX      0.41%        1.89%       5.27%      5.85%       --
--------------------------------------------------------------------------------
A Class's
Lipper Ranking
as of 5/31/06(2)            --      164 of 260   76 of 221  16 of 158     --
--------------------------------------------------------------------------------
A Class's
Lipper Ranking
as of 6/30/06(2)            --      180 of 259   81 of 224  18 of 157     --
--------------------------------------------------------------------------------
Investor Class(1)           --           --          --       0.42%     4/3/06
--------------------------------------------------------------------------------
Institutional Class(1)      --           --          --       0.45%     4/3/06
--------------------------------------------------------------------------------
B Class                                                                 3/31/97
   No sales charge*       0.28%        0.49%       4.20%      5.10%
   With sales charge*    -4.72%       -3.51%       4.03%      5.10%
--------------------------------------------------------------------------------
C Class(1)                                                              4/3/06
   No sales charge*         --           --          --       0.26%
   With sales charge*       --           --          --      -0.74%
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------

Long-Term Tax-Free - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1997

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended May 31
----------------------------------------------------------------------------------------------------
                     1997*   1998    1999    2000     2001    2002    2003     2004    2005    2006
----------------------------------------------------------------------------------------------------
A Class
(no sales charge)    2.96%   9.61%   5.11%  -1.09%   12.57%   7.21%  10.63%   -0.81%   6.65%   1.18%
----------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index           2.35%   9.39%   4.67%  -0.86%   12.14%   6.51%  10.36%   -0.03%   7.96%   1.89%
----------------------------------------------------------------------------------------------------
*From 3/31/97 (the class's inception date) to 5/31/97. Not annualized. Long-Term
 Tax-Free A Class's initial investment is $9,550 to reflect the maximum 4.50%
 initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

Long-Term Tax-Free - Portfolio Commentary

PORTFOLIO TEAM LEADER: ROBERT MILLER

FUND REORGANIZATION

Effective March 31, 2006, American Century Investments reorganized 10 Mason
Street funds to become part of the American Century fund family. Mason Street
Municipal Bond was reorganized into American Century Long-Term Tax-Free, with investment objectives and policies similar to its predecessor.

NEW MAY 31 & NOVEMBER 30 REPORTING PERIODS

Instead of Mason Street Municipal Bond's March 31 fiscal year end, Long-Term
Tax-Free will have a May 31 fiscal year end. Starting with this report,
Long-Term Tax-Free's annual shareholder reports will be dated May 31 and the semiannuals will be dated November 30. This May 31, 2006, report will "bridge"
the old Mason Street fiscal year and the new American Century fiscal year, covering just two months: April and May, 2006.

For market and investment information about the 10-12 months that preceded this two-month "bridge" report, see the March 31, 2006, final annual report for the
Mason Street Funds, pages 86-95, available at masonstreetfunds.com, and our
Market Perspective on page 2 of this report.

PERFORMANCE SUMMARY FOR THE TWO-MONTH "BRIDGE" PERIOD

Long-Term Tax Free returned 0.40%* for the two months ended May 31, 2006, compared with 0.41% for the Lehman Brothers Municipal Bond Index. This short period was a microcosm of the longer trailing 12-month period (see page 2) as municipal yields rose and bond prices declined due to inflation concerns that affected the entire U.S. bond market. Taxable bonds generally suffered even more than municipal--the (taxable) Lehman Brothers U.S. Aggregate Index returned
-0.29%.

PORTFOLIO STRATEGY

As mentioned under the Fund Reorganization heading, Long-Term Tax-Free's investment objectives and policies are similar to Mason Street Municipal Bond's.
We seek a high level of federal tax-free income through a diverse portfolio comprised primarily of long-term, investment-grade municipal bonds.

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                                        AS OF
                                                       5/31/06
--------------------------------------------------------------------------------
Weighted Average Maturity                             13.7 yrs
--------------------------------------------------------------------------------
Average Duration (Modified)                            5.4 yrs
--------------------------------------------------------------------------------

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         3.67%
--------------------------------------------------------------------------------
Institutional Class                                    3.87%
--------------------------------------------------------------------------------
A Class                                                3.27%
--------------------------------------------------------------------------------
B Class                                                2.67%
--------------------------------------------------------------------------------
C Class                                                2.68%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.00% Tax Bracket                                     4.89%
--------------------------------------------------------------------------------
28.00% Tax Bracket                                     5.10%
--------------------------------------------------------------------------------
33.00% Tax Bracket                                     5.48%
--------------------------------------------------------------------------------
35.00% Tax Bracket                                     5.65%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

                                                                    (continued)

------

Long-Term Tax-Free - Portfolio Commentary

Our investment process uses a consistent, repeatable framework that seeks to identify the best relative value among national municipal securities. We actively apply a multi-step process, which includes yield curve/duration positioning, security selection, portfolio construction, and attribution analysis.

Consistent with those objectives, policies, and our investment outlook, we made some portfolio adjustments following the fund's reorganization. We increased liquidity by selling remaining "odd lots" of securities in favor of bigger pieces of more liquid issues.

We also sought to align the portfolio more closely with its peers (as measured by Lipper) in terms of its coupon structure, yield-curve positioning, and credit quality. We moved in that direction by selling prerefunded bonds and buying higher-yielding, lower-rated securities that still met our team's credit quality guidelines.

Lower-quality, higher-yielding municipal securities generally outpaced their higher-quality, lower yielding counterparts during the reporting period and could continue to outperform as long as inflation remains a threat. Long-Term
Tax-Free is still, however, a very high-quality portfolio, as shown in the accompanying credit rating table.

HOW THE FUND FITS IN A DIVERSIFIED INVESTMENT STRATEGY

Long-Term Tax-Free is designed to provide an attractive level of federal tax-free current income and portfolio diversification benefits for high-net-worth individuals with investment portfolios subject to federal income tax. Municipal bonds typically behave differently than equity and taxable bond investments under various economic and market scenarios. Diversification does not insure against loss, however.

The fund is best suited for investors who: 1) seek the highest income opportunity available from investment-grade municipal securities, 2) want current income that is exempt from federal income taxes, 3) need a high-quality fixed-income investment to diversify an equity-heavy portfolio, 4) need a high-quality municipal debt investment to diversify a taxable bond-heavy portfolio, and/or 5) can tolerate moderate share price fluctuation relative to bond funds.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
                                                                  AS OF
                                                                 5/31/06
--------------------------------------------------------------------------------
AAA                                                                73%
--------------------------------------------------------------------------------
AA                                                                 18%
--------------------------------------------------------------------------------
A                                                                   3%
--------------------------------------------------------------------------------
BBB                                                                 6%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
General Obligation (GO)                                            46%
--------------------------------------------------------------------------------
Prerefunded                                                        12%
--------------------------------------------------------------------------------
Hospital Revenue                                                   10%
--------------------------------------------------------------------------------
Higher Education                                                    5%
--------------------------------------------------------------------------------
Water and Sewer Revenue                                             5%
--------------------------------------------------------------------------------

------

Long-Term Tax-Free - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 94.0%

ALABAMA -- 3.1%
--------------------------------------------------------------------------------
       $  325,000  Alabama Water Pollution
                   Control Auth. Rev., Series
                   2002 B, 5.25%, 8/15/11
                   (Ambac)                                          $   347,207
--------------------------------------------------------------------------------
          430,000  City of Birmingham GO, Series
                   2001 A, 5.25%, 5/1/18                                459,421
--------------------------------------------------------------------------------
           20,000  Jefferson County Rev., Series
                   1997 D, 5.70%, 2/1/07,
                   Prerefunded at 101% of Par
                   (FGIC)(1)                                             20,464
--------------------------------------------------------------------------------
           20,000  Jefferson County Rev., Series
                   1999 A, (Capital Improvement),
                   5.75%, 2/1/09, Prerefunded at
                   101% of Par (MBIA-IBC)(1)                             21,229
--------------------------------------------------------------------------------
          255,000  Jefferson County Rev., Series
                   2001 A, (Capital Improvement),
                   5.00%, 2/1/11, Prerefunded at
                   101% of Par (FGIC)(1)                                269,706
--------------------------------------------------------------------------------
           40,000  Jefferson County Rev., Series
                   2002 D, (Capital Improvement),
                   5.00%, 8/1/12, Prerefunded at
                   100% of Par (FGIC)(1)                                 42,529
--------------------------------------------------------------------------------
                                                                      1,160,556
--------------------------------------------------------------------------------
ARIZONA -- 7.7%
--------------------------------------------------------------------------------
          610,000  Arizona School Facilities Board
                   Rev., (State School
                   Improvement), 5.50%, 7/1/11,
                   Prerefunded at 100% of Par(1)                        659,410
--------------------------------------------------------------------------------
          360,000  Arizona Transportation Board
                   Rev., Series 2002 B, 5.25%,
                   7/1/17                                               383,573
--------------------------------------------------------------------------------
        1,000,000  Arizona University COP, Series
                   2006 A, 5.00%, 6/1/18
                   (Ambac)(2)                                         1,057,659
--------------------------------------------------------------------------------
          775,000  Pinal County Unified School
                   District No. 43 Apache Junction
                   GO, Series 2006 B, (School
                   Improvement), 5.00%, 7/1/24
                   (FGIC)                                               812,836
--------------------------------------------------------------------------------
                                                                      2,913,478
--------------------------------------------------------------------------------
CALIFORNIA -- 4.2%
--------------------------------------------------------------------------------
        1,000,000  California Health Facilities
                   Financing Auth. Rev., Series
                   2006 A, (Kaiser Permanente),
                   5.25%, 4/1/39(3)                                   1,035,670
--------------------------------------------------------------------------------
           60,000  Foothill Eastern Transportation
                   Corridor Agency Rev., Series
                   1995 A, (Senior Lien), 7.20%,
                   1/1/18(1)(4)                                          35,671
--------------------------------------------------------------------------------
          190,000  Foothill Eastern Transportation
                   Corridor Agency Rev., Series
                   1995 A, (Senior Lien), 7.25%,
                   1/1/20(1)(4)                                         101,762
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  355,000  Riverside Community College
                   District GO, Series 2004 A,
                   5.50%, 8/1/14, Prerefunded
                   at 100% of Par (MBIA)(1)                         $   394,249
--------------------------------------------------------------------------------
            5,000  Riverside Community College
                   District GO, Series 2004 A,
                   5.50%, 8/1/29 (MBIA)                                   5,417
--------------------------------------------------------------------------------
                                                                      1,572,769
--------------------------------------------------------------------------------
CONNECTICUT -- 0.9%
--------------------------------------------------------------------------------
          325,000  Hartford Parking System Rev.,
                   Series 2000 A, 6.40%, 7/1/10,
                   Prerefunded at 100% of Par(1)                        356,090
--------------------------------------------------------------------------------
GEORGIA -- 0.6%
--------------------------------------------------------------------------------
           70,000  City of Atlanta Rev., Series
                   2000 A, 5.50%, 1/1/10,
                   Prerefunded at 101% of Par
                   (FGIC)(1)                                             74,913
--------------------------------------------------------------------------------
           15,000  City of Atlanta Rev., Series
                   2000 A, 5.60%, 1/1/10,
                   Prerefunded at 101% of Par
                   (FGIC)(1)                                             16,103
--------------------------------------------------------------------------------
           40,000  Municipal Electric Auth. Rev.,
                   Series 1998 Y, 6.40%, 1/1/13
                   (Ambac)                                               44,588
--------------------------------------------------------------------------------
           90,000  Municipal Electric Auth. Rev.,
                   Series 2002 A, 5.00%, 11/1/24
                   (MBIA)                                                91,225
--------------------------------------------------------------------------------
                                                                        226,829
--------------------------------------------------------------------------------
HAWAII -- 0.1%
--------------------------------------------------------------------------------
           25,000  Hawaii GO, Series 1998 CS,
                   5.00%, 4/1/07 (MBIA)                                  25,285
--------------------------------------------------------------------------------
ILLINOIS -- 5.2%
--------------------------------------------------------------------------------
           35,000  Chicago Board of Education GO,
                   Series 1999 A, (Chicago School
                   Reform Board), 5.25%,
                   12/1/20 (FGIC)                                        38,421
--------------------------------------------------------------------------------
          170,000  Chicago Public Building
                   Commission Rev., Series
                   1990 A, 7.30%, 1/1/08
                   (MBIA)(1)(4)                                         160,487
--------------------------------------------------------------------------------
          255,000  Cook County Community
                   Consolidated School District
                   No. 21-Wheeling GO, 4.80%,
                   12/1/09 (FSA)(1)(4)                                  222,908
--------------------------------------------------------------------------------
          360,000  Illinois Finance Auth. Rev.,
                   Series 2004 A, (University of
                   Chicago), 5.00%, 7/1/34                              368,032
--------------------------------------------------------------------------------
          575,000  Illinois Rev., 5.50%, 6/15/15                        617,549
--------------------------------------------------------------------------------
          420,000  Metropolitan Pier & Exposition
                   Auth. Rev., Series 1998 A,
                   5.50%, 6/15/18 (FGIC)(1)                             470,119
--------------------------------------------------------------------------------
           70,000  University of Illinois Rev.,
                   Series 2000 A, (Auxiliary
                   Facility System), 6.00%,
                   4/1/10, Prerefunded at 101%
                   of Par (MBIA)(1)                                      76,270
--------------------------------------------------------------------------------
                                                                      1,953,786
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

Long-Term Tax-Free - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
INDIANA -- 9.0%
--------------------------------------------------------------------------------
       $1,250,000  Hobart Building Corp. Rev.,
                   6.50%, 1/15/29 (FGIC/State
                   Aid Withholding)                                 $ 1,511,738
--------------------------------------------------------------------------------
        1,765,000  Indiana Bond Bank Rev., Series
                   2006 A, 5.00%, 8/1/20 (FSA)(2)                     1,859,092
--------------------------------------------------------------------------------
           35,000  Indiana Toll Finance Authority
                   Rev., 6.00%, 7/1/15                                   35,468
--------------------------------------------------------------------------------
                                                                      3,406,298
--------------------------------------------------------------------------------
IOWA -- 1.0%
--------------------------------------------------------------------------------
          360,000  Iowa Finance Authority Rev.,
                   5.875%, 2/15/10, Prerefunded
                   at 101% of Par (Ambac)(1)                            389,351
--------------------------------------------------------------------------------
KANSAS -- 2.8%
--------------------------------------------------------------------------------
          595,000  Cowley County Unified School
                   District No. 465 Winfield GO,
                   5.25%, 10/1/13 (MBIA)                                641,951
--------------------------------------------------------------------------------
           15,000  Kansas Department of
                   Transportation Rev., (Highway
                   Revenue Bonds), 5.00%,
                   9/1/09, Prerefunded at 100%
                   of Par(1)                                             15,600
--------------------------------------------------------------------------------
           20,000  Kansas Department of
                   Transportation Rev., (Highway
                   Revenue Bonds), 5.125%,
                   9/1/09, Prerefunded at 100%
                   of Par(1)                                             20,888
--------------------------------------------------------------------------------
          245,000  Kansas Development Finance
                   Auth. Rev., (Water Pollution),
                   4.75%, 11/1/08, Prerefunded
                   at 100% of Par(1)                                    251,299
--------------------------------------------------------------------------------
          115,000  Kansas Development Finance
                   Auth. Rev., (Water Pollution),
                   4.75%, 5/1/14                                        117,256
--------------------------------------------------------------------------------
                                                                      1,046,994
--------------------------------------------------------------------------------
LOUISIANA -- 0.3%
--------------------------------------------------------------------------------
           90,000  Louisiana Rev., Series 2002 A,
                   (Gasoline & Fuels Tax), 5.375%,
                   6/1/16 (Ambac)                                        94,860
--------------------------------------------------------------------------------
MICHIGAN -- 5.6%
--------------------------------------------------------------------------------
           60,000  Detroit Water Supply System
                   Rev., Series 2001 A, (Senior
                   Lien), 5.25%, 7/1/11,
                   Prerefunded at 100% of Par
                   (FGIC)(1)                                             64,114
--------------------------------------------------------------------------------
        1,225,000  Rochester Community School
                   District GO, (School Building &
                   Site), 5.00%, 5/1/14 (FGIC)                        1,306,695
--------------------------------------------------------------------------------
          160,000  West Ottawa Public School
                   District GO, Series 2002 A,
                   (School Building & Site),
                   5.00%, 11/1/12                                       169,826
--------------------------------------------------------------------------------
          575,000  West Ottawa Public School
                   District GO, Series 2002 A,
                   (School Building & Site),
                   5.00%, 5/1/22                                        595,447
--------------------------------------------------------------------------------
                                                                      2,136,082
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MISSISSIPPI -- 1.0%
--------------------------------------------------------------------------------
       $  360,000  Mississippi GO, Series 2003 D,
                   5.25%, 11/1/20                                   $   397,062
--------------------------------------------------------------------------------
MISSOURI -- 0.3%
--------------------------------------------------------------------------------
          120,000  Saline County Industrial
                   Development Auth. Rev., (John
                   Fitzgibbon Memorial Hospital
                   Inc.), 6.50%, 12/1/28                                123,731
--------------------------------------------------------------------------------
NEW YORK -- 9.1%
--------------------------------------------------------------------------------
          360,000  City of New York GO, Series
                   1997 I, 6.00%, 4/15/07,
                   Prerefunded at 101% of Par(1)                        370,904
--------------------------------------------------------------------------------
        1,500,000  City of New York GO, Series
                   2006 I, 5.00%, 4/1/23(2)                           1,551,136
--------------------------------------------------------------------------------
          360,000  Metropolitan Transportation
                   Auth. Rev., Series 1997 A,
                   5.625%, 7/1/07, Prerefunded
                   at 102% of Par (MBIA)(1)                             373,115
--------------------------------------------------------------------------------
          360,000  New York City Municipal Water
                   Finance Auth. Rev., Series
                   1997 B, 5.75%, 6/15/29,
                   Prerefunded at 101% of Par(1)                        371,416
--------------------------------------------------------------------------------
          360,000  New York City Transitional
                   Finance Auth. Rev., Series
                   2003 E, 5.25%, 2/1/22 (MBIA)                         381,974
--------------------------------------------------------------------------------
           70,000  New York Dormitory Auth. Rev.,
                   Series 1997-1, (City University
                   System), 5.125%, 1/1/08,
                   Prerefunded at 102% of Par
                   (MBIA)(1)                                             72,944
--------------------------------------------------------------------------------
          325,000  New York Dormitory Auth. Rev.,
                   Series 1998 E, (Bronx/Lebanon
                   Hospital), 5.125%, 2/15/08                           332,244
--------------------------------------------------------------------------------
                                                                      3,453,733
--------------------------------------------------------------------------------
NORTH CAROLINA -- 8.5%
--------------------------------------------------------------------------------
          180,000  Eastern Municipal Power
                   Agency Rev., Series 1988 A,
                   6.00%, 1/1/22, Prerefunded at
                   100% of Par(1)                                       213,691
--------------------------------------------------------------------------------
        1,500,000  North Carolina Medical Care
                   Commission Rev., Series
                   2004 A, (Health Care Housing -
                   ARC Projects), 5.50%, 10/1/24                      1,571,820
--------------------------------------------------------------------------------
           55,000  North Carolina Municipal Power
                   Agency No. 1 Catawba Rev.,
                   6.50%, 1/1/10 (MBIA)(1)                               60,112
--------------------------------------------------------------------------------
          315,000  North Carolina Municipal Power
                   Agency No. 1 Catawba Rev.,
                   5.00%, 1/1/20(1)                                     340,839
--------------------------------------------------------------------------------
        1,000,000  University of North Carolina at
                   Wilmington COP, (Student
                   Housing), 5.00%, 6/1/37 (FGIC)                     1,023,320
--------------------------------------------------------------------------------
                                                                      3,209,782
--------------------------------------------------------------------------------
OHIO -- 2.9%
--------------------------------------------------------------------------------
        1,000,000  Columbus City School District
                   GO, (School Facilities
                   Construction & Improvement),
                   5.50%, 12/1/16 (FSA)                               1,097,140
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

Long-Term Tax-Free - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

          $ 5,000  Ohio Housing Finance Agency
                   Rev., Series 2000 F, (Residential
                   Housing), 5.625%, 9/1/16
                   (GNMA)                                           $     5,084
--------------------------------------------------------------------------------
                                                                      1,102,224
--------------------------------------------------------------------------------
OKLAHOMA -- 1.3%
--------------------------------------------------------------------------------
          450,000  Oklahoma City GO, 5.50%,
                   7/1/10, Prerefunded at 100%
                   of Par(1)                                            480,159
--------------------------------------------------------------------------------
PENNSYLVANIA -- 6.1%
--------------------------------------------------------------------------------
        1,000,000  Central Dauphin School District
                   GO, 7.00%, 2/1/27 (MBIA/State
                   Aid Withholding)                                   1,224,520
--------------------------------------------------------------------------------
        1,000,000  City of Pittsburgh GO, Series
                   2006 B, 5.25%, 9/1/17 (FSA)(3)                     1,084,230
--------------------------------------------------------------------------------
                                                                      2,308,750
--------------------------------------------------------------------------------
PUERTO RICO -- 4.0%
--------------------------------------------------------------------------------
        1,500,000  Government Development Bank
                   of Puerto Rico Rev., 4.30%,
                   10/12/06 (Acquired 4/13/06,
                   Cost $1,500,000)(5)                                1,497,375
--------------------------------------------------------------------------------
RHODE ISLAND -- 0.1%
--------------------------------------------------------------------------------
           45,000  Depositors Economic Protection
                   Corp. Rev., Series 1993 A,
                   5.75%, 8/1/21 (FSA)(1)                                52,185
--------------------------------------------------------------------------------
TENNESSEE -- 3.6%
--------------------------------------------------------------------------------
        1,320,000  Rutherford County Consolidated
                   Utility District Rev., 5.00%,
                   2/1/26 (FSA)                                       1,378,040
--------------------------------------------------------------------------------
TEXAS -- 15.6%
--------------------------------------------------------------------------------
        1,435,000  Canutillo Independent School
                   District GO, Series 2006 A,
                   5.00%, 8/15/31(2)                                  1,473,788
--------------------------------------------------------------------------------
          490,000  Dallas Independent School
                   District GO, 5.50%, 2/15/12,
                   Prerefunded at 100% of Par(1)                        531,944
--------------------------------------------------------------------------------
           70,000  Dallas Independent School
                   District GO, 5.50%, 2/15/17                           75,249
--------------------------------------------------------------------------------
          465,000  Harris County GO, Series
                   1995 A, (Toll Road), 5.80%,
                   8/15/09 (MBIA)(4)                                    410,590
--------------------------------------------------------------------------------
          360,000  San Marcos Consolidated
                   Independent School District GO,
                   5.25%, 8/1/22                                        384,012
--------------------------------------------------------------------------------
          465,000  University of Texas Rev., Series
                   2002 A, 5.25%, 8/15/20                               511,305
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,250,000  Wharton Independent School
                   District GO, (School Building),
                   5.00%, 2/15/37                                   $ 1,276,900
--------------------------------------------------------------------------------
        1,000,000  Winkler County GO, 5.25%,
                   2/15/25 (RADIAN)(3)                                1,047,160
--------------------------------------------------------------------------------
          110,000  Wylie Independent School
                   District GO, 4.40%, 8/15/08(1)(4)                    101,380
--------------------------------------------------------------------------------
          105,000  Wylie Independent School
                   District GO, 4.40%, 8/15/08(4)                        96,540
--------------------------------------------------------------------------------
                                                                      5,908,868
--------------------------------------------------------------------------------
VIRGINIA -- 1.0%
--------------------------------------------------------------------------------
          360,000  Virginia Public School Auth.
                   Rev., Series 2003 D, 5.25%,
                   8/1/19                                               396,950
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $35,251,255)                                                   35,591,237
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 6.1%

FLORIDA -- 6.1%
--------------------------------------------------------------------------------
        1,300,000  Broward County Health
                   Facilities Auth. Rev., (John
                   Knox Village), VRDN, 3.67%,
                   6/1/06 (RADIAN)(2)                                 1,300,000
--------------------------------------------------------------------------------
          995,000  Sarasota County Public Hospital
                   Board Rev., Series 2003 A,
                   (Sarasota Memorial Hospital),
                   VRDN, 3.62%, 6/1/06 (Ambac)                          995,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $2,295,000)                                                     2,295,000
--------------------------------------------------------------------------------
MUNICIPAL DERIVATIVES -- 1.2%

TEXAS -- 1.2%
--------------------------------------------------------------------------------
          360,000  Texas GO, VRDN, Inverse Floater,
                   8.62%, 9/30/11(6)
(Cost $422,157)                                                         437,357
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 101.3%
(Cost $37,968,412)                                                   38,323,594
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.3)%                                 (483,687)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $37,839,907
================================================================================

FUTURES CONTRACTS

                              Expiration        Underlying Face      Unrealized
  Contracts Purchased            Date           Amount at Value      Gain (Loss)
--------------------------------------------------------------------------------
  27   U.S. Treasury
       10-Year Notes        September 2006        $2,832,891           $23,353
                                                ================================

See Notes to Financial Statements.                                  (continued)

------

Long-Term Tax-Free - Schedule of Investments

MAY 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corporation

MBIA-IBC = MBIA Insured Bond Certificates

RADIAN = Radian Asset Assurance, Inc.

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2006.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for a futures contract and/or when issued securities.

(3) When-issued security.

(4) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2006 was $1,497,375, which represented 4.0% of total net assets.

(6) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

See Notes to Financial Statements.

------

High-Yield Municipal - Performance

TOTAL RETURNS AS OF MAY 31, 2006
                                             ----------------------
                                             AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE       INCEPTION
                                 1 YEAR      5 YEARS     INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                    4.91%       7.06%       6.02%(1)      3/31/98
--------------------------------------------------------------------------------
LEHMAN BROTHERS LONG-TERM
MUNICIPAL BOND INDEX              3.20%       6.81%       6.10%           --
--------------------------------------------------------------------------------
LIPPER HIGH-YIELD MUNICIPAL
DEBT FUNDS AVERAGE RETURNS(2)     4.62%       5.88%       4.40%           --
--------------------------------------------------------------------------------
Investor Class's Lipper
Ranking as of 5/31/06(2)         28 of 82    10 of 71     4 of 48         --
--------------------------------------------------------------------------------
Investor Class's Lipper
Ranking as of 6/30/06(2)         30 of 82    11 of 71     4 of 48         --
--------------------------------------------------------------------------------
A Class                                                                 1/31/03
  No sales charge*                4.65%         --        6.17%
  With sales charge*             -0.02%         --        4.73%
--------------------------------------------------------------------------------
B Class                                                                 1/31/03
  No sales charge*                3.87%         --        5.42%
  With sales charge*             -0.13%         --        4.62%
--------------------------------------------------------------------------------
C Class                           3.86%         --        5.41%         7/24/02
--------------------------------------------------------------------------------
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
 1.00%. B Class shares redeemed within six years of purchase are subject to a
 CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Investor Class returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 10/31/99.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.
    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------

High-Yield Municipal - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended May 31
----------------------------------------------------------------------------------------------------
                      1998*     1999      2000     2001     2002     2003     2004     2005    2006
----------------------------------------------------------------------------------------------------
Investor Class       1.81%**   6.18%**   -2.81%    9.13%    8.25%    9.40%    3.07%    9.84%   4.91%
----------------------------------------------------------------------------------------------------
Lehman Brothers
Long-Term Municipal
Bond Index           1.41%     4.35%     -4.45%   15.38%    6.64%   11.84%   -0.26%   13.25%   3.20%
----------------------------------------------------------------------------------------------------
* From 3/31/98 (the class's inception date) to 5/31/98. Not annualized.

**Investor Class returns would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 10/31/99.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

High-Yield Municipal - Portfolio Commentary

PORTFOLIO MANAGER: STEVEN PERMUT

PERFORMANCE SUMMARY

High-Yield Municipal returned 4.91%* for the 12 months ended May 31, 2006. This total return primarily reflected the fund's high yield. Portfolio price behavior was essentially flat during a period that was relatively favorable for the high-yield municipal sector but challenging for the U.S. bond market as a whole
(see page 2 and the High-Yield Municipal Market Review below).

The Lehman Brothers Long-Term Municipal Bond Index returned 3.20%, including a
1.65% price decline by the index's investment-grade municipal bonds. This was typical of most investment-grade U.S. bonds during the period.

The average return of the fund's Lipper group (82 high-yield municipal debt funds tracked by Lipper Inc.) was 4.62%. High-Yield Municipal outperformed the
Lipper group average for the one-year, five-year, and since-fund-inception periods ended May 31, 2006 (see page 24).

HIGH-YIELD MUNICIPAL MARKET REVIEW

High-yield municipal bonds generally outperformed both the broad taxable U.S.
bond market and the investment-grade U.S. municipal market. The Lehman Brothers
Non-Investment-Grade (High-Yield) Municipal Bond Index returned 7.20%, and municipal credit spreads approached eight-year lows. Much of this was attributable to the strong relative performance of corporate municipal bonds, particularly the airline sector.

It's common for municipal bonds to outperform taxable U.S. government bonds when interest rates rise. That's because: 1) rising rates occur when the economy is growing, leading to higher tax revenues and improved municipal credit quality,
2) the Treasury market is often whipsawed by mortgage-backed securities investors who hedge their portfolios with Treasurys in falling rate periods (to maintain duration when mortgage refinancings spike), then abruptly sell
Treasurys when the refinancing threat ends, 3) investors tend to exit the
Treasury market as economic conditions improve and invest elsewhere, including in the municipal market, and 4) municipal issuance and refinancing tend to decline as yields rise, reducing supply growth.

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                  18.9 yrs              19.5 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 5.6 yrs               6.3 yrs
--------------------------------------------------------------------------------

YIELDS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
30-DAY SEC YIELD
--------------------------------------------------------------------------------
Investor Class                                         4.49%
--------------------------------------------------------------------------------
A Class                                                4.05%
--------------------------------------------------------------------------------
B Class                                                3.49%
--------------------------------------------------------------------------------
C Class                                                3.49%
--------------------------------------------------------------------------------
INVESTOR CLASS 30-DAY TAX-EQUIVALENT YIELDS(1)
--------------------------------------------------------------------------------
25.00% Tax Bracket                                     5.99%
--------------------------------------------------------------------------------
28.00% Tax Bracket                                     6.24%
--------------------------------------------------------------------------------
33.00% Tax Bracket                                     6.70%
--------------------------------------------------------------------------------
35.00% Tax Bracket                                     6.91%
--------------------------------------------------------------------------------
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns and yields referenced in this commentary are for Investor
 Class shares.

                                                                    (continued)

------

High-Yield Municipal - Portfolio Commentary

High-yield municipal bonds often outperform their investment-grade municipal counterparts under these conditions because: 1) their high yields help cushion against price volatility, and 2) improving economic conditions are especially beneficial to high-yield municipal issuers.

PORTFOLIO STRATEGY & OUTLOOK

We remained focused on the foundations of our investment approach--thorough credit analysis, careful security selection, and diligent investment monitoring.
There have been no defaults in the portfolio since inception in 1998.
We continued to overweight two sectors: unrated bonds that met our credit quality criteria and land-secured bonds issued where we believe housing demand is greater than supply. Unrated bonds boosted the yield while land-secured bonds can appreciate as the economy grows and/or projects are developed and their credit risk diminishes.

We view these strategies as essentially "all-weather"--we continue to find opportunities in these areas under most economic scenarios. We believe land-secured bonds provide lower volatility over the long run than corporate municipal bonds, such as airline and tobacco bonds. We think this holds true even with the potential of a housing market decline; the portfolio's land-secured bonds are backed by special assessment taxes that don't fluctuate with property values.

Corporate municipal bonds, on the other hand, are subject to volatile corporate profits and greater litigation risk. Our high-yield municipal portfolios do not own airline bonds because of the sector's volatility and exposure to potential risk factors that are not typical of most municipal investments.

HOW THE FUND FITS IN A DIVERSIFIED INVESTMENT STRATEGY

High-Yield Municipal is designed to provide high levels of federal tax-free current income (in exchange for higher credit risk), capital appreciation potential, and portfolio diversification benefits for high-net-worth individual investors with portfolios subject to federal income tax. The fund is best suited for investors who are accustomed to higher-risk securities and can tolerate share-price fluctuation. High-yield municipal bonds typically behave differently than equity, taxable, and investment-grade bond investments under various economic and market scenarios. Diversification does not insure against loss, however.

PORTFOLIO COMPOSITION BY CREDIT RATING
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                           5/31/06              11/30/05
--------------------------------------------------------------------------------
AAA                                         12%                   14%
--------------------------------------------------------------------------------
AA                                           1%                    --
--------------------------------------------------------------------------------
BBB                                         12%                   14%
--------------------------------------------------------------------------------
BB                                           4%                    4%
--------------------------------------------------------------------------------
Unrated                                     71%                   68%
--------------------------------------------------------------------------------
Ratings provided by independent research companies. These ratings are listed in
Standard & Poor's format even if they were provided by other sources.

TOP FIVE SECTORS AS OF MAY 31, 2006
--------------------------------------------------------------------------------
                                                                % OF FUND
                                                               INVESTMENTS
--------------------------------------------------------------------------------
Land Secured                                                      54%
--------------------------------------------------------------------------------
Special Tax Revenue                                                7%
--------------------------------------------------------------------------------
Tax Allocation/Tax Increment                                       5%
--------------------------------------------------------------------------------
General Obligation (GO)                                            5%
--------------------------------------------------------------------------------
Hospital Revenue                                                   5%
--------------------------------------------------------------------------------

------

High-Yield Municipal - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 98.1%

ALASKA -- 0.2%
--------------------------------------------------------------------------------
       $  500,000  Anchorage Schools GO, Series
                   2000 A, 5.75%, 12/1/10,
                   Prerefunded at 100% of Par
                   (MBIA)(1)                                       $    541,391
--------------------------------------------------------------------------------
ARIZONA -- 5.5%
--------------------------------------------------------------------------------
          600,000  Centerra Community Facilities
                   District GO, 5.50%, 7/15/29                          600,174
--------------------------------------------------------------------------------
        2,000,000  Gilbert Water Resource
                   Municipal Property Corp. Rev.,
                   (Development Fee & Sub-Lien),
                   4.90%, 4/1/19                                      2,003,820
--------------------------------------------------------------------------------
        3,015,000  Pronghorn Ranch Community
                   Facilities District GO, 6.40%,
                   7/15/29                                            3,117,781
--------------------------------------------------------------------------------
        1,000,000  Quailwood Meadows
                   Community Facilities District
                   GO, 6.125%, 7/15/29                                1,017,170
--------------------------------------------------------------------------------
        1,043,000  Sundance Community
                   Facilities Assessment District
                   No. 2 Rev., 7.125%, 7/1/27                         1,156,541
--------------------------------------------------------------------------------
          928,000  Sundance Community
                   Facilities Assessment District
                   No. 3 Rev., 6.50%, 7/1/29                          1,000,709
--------------------------------------------------------------------------------
        1,000,000  Sundance Community
                   Facilities District GO, 5.00%,
                   7/15/25                                            1,003,940
--------------------------------------------------------------------------------
          395,000  Sundance Community
                   Facilities District GO, 6.25%,
                   7/15/29                                              425,008
--------------------------------------------------------------------------------
          550,000  Sundance Community
                   Facilities District GO, 5.125%,
                   7/15/30                                              552,354
--------------------------------------------------------------------------------
        1,500,000  Vistancia Community Facilities
                   District GO, 5.50%, 7/15/20                        1,500,435
--------------------------------------------------------------------------------
        1,200,000  Vistancia Community Facilities
                   District GO, 5.75%, 7/15/24                        1,212,204
--------------------------------------------------------------------------------
                                                                     13,590,136
--------------------------------------------------------------------------------
ARKANSAS -- 0.4%
--------------------------------------------------------------------------------
        1,000,000  Pulaski County Public Facilities
                   Board Rev., Series 2006 A,
                   (Philander Smith College),
                   5.60%, 6/1/36                                        995,250
--------------------------------------------------------------------------------
CALIFORNIA -- 15.6%
--------------------------------------------------------------------------------
        2,000,000  Beaumont Financing Auth.
                   Local Agency Rev., Series
                   2003 A, 6.875%, 9/1/27                             2,232,460
--------------------------------------------------------------------------------
        1,490,000  Beaumont Financing Auth.
                   Special Tax Rev., Series
                   2005 B, 5.40%, 9/1/35                              1,527,965
--------------------------------------------------------------------------------
          750,000  California Communities
                   Development Auth. Rev.,
                   (Thomas Jefferson School of
                   Law), 7.75%, 10/1/11,
                   Prerefunded at 101% of Par(1)                        883,995
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $2,000,000  California Mobilehome Park
                   Financing Auth. Rev., Series
                   2003 B, (Palomar Estates
                   E&W), 7.00%, 9/15/36(2)                         $  2,172,360
--------------------------------------------------------------------------------
        4,000,000  City of Vallejo COP, (Marine
                   World Foundation), 7.00%,
                   2/1/17                                             4,132,640
--------------------------------------------------------------------------------
        4,500,000  El Dorado Special Tax Rev.,
                   (Community Facility District
                   No. 1), 5.25%, 9/1/35                              4,526,190
--------------------------------------------------------------------------------
        2,420,000  Golden State Tobacco
                   Securitization Corp. Rev.,
                   Series 2003 A-1, 6.75%,
                   6/1/39                                             2,707,665
--------------------------------------------------------------------------------
          500,000  Golden State Tobacco
                   Securitization Corp. Rev.,
                   Series 2003 A1, 6.625%,
                   6/1/40                                               554,180
--------------------------------------------------------------------------------
          910,000  Hawaiian Gardens COP, Series
                   2000 A, 8.00%, 6/1/23                                961,451
--------------------------------------------------------------------------------
        1,510,000  Hemet Unified School District
                   Special Tax Rev., (Community
                   Facilities District No. 2005-2),
                   5.25%, 9/1/35                                      1,518,109
--------------------------------------------------------------------------------
        2,235,000  Independent Cities Lease
                   Finance Auth. Rev., Series
                   2004 A, (Morgan Hill -
                   Hacienda Various Projects),
                   5.90%, 11/15/34                                    2,347,890
--------------------------------------------------------------------------------
        2,000,000  Indio Redevelopment Agency
                   Tax Allocation Rev., Series
                   2004 B, (Sub-Merged Project
                   Area), 6.50%, 8/15/34                              2,180,740
--------------------------------------------------------------------------------
        4,735,000  Moreno Valley Unified School
                   District Special Tax Rev.,
                   (Community Facilities District
                   No. 2004-6), 5.20%, 9/1/36                         4,743,901
--------------------------------------------------------------------------------
          250,000  Palm Springs Rev., (Palm
                   Springs International Airport),
                   5.45%, 7/1/20                                        250,468
--------------------------------------------------------------------------------
          530,000  Palm Springs Rev., (Palm
                   Springs International Airport),
                   5.55%, 7/1/28                                        530,822
--------------------------------------------------------------------------------
        1,390,000  Perris Community Facilities
                   District No. 3, Series 2005 A,
                   (Improvement Area No. 2),
                   5.30%, 9/1/35                                      1,404,804
--------------------------------------------------------------------------------
        3,000,000  Perris Public Financing Auth.
                   Special Tax Rev., Series
                   2003 A, 6.25%, 9/1/33                              3,249,210
--------------------------------------------------------------------------------
        1,000,000  Soledad Special Assessment,
                   (Diamond Ridge Assessment
                   District No. 02-01), 6.75%,
                   9/2/33                                             1,089,960
--------------------------------------------------------------------------------
        1,590,000  Vallejo Multifamily Housing
                   Rev., Series 1998 B, (Solano
                   Affordable Housing), 8.25%,
                   4/1/39 (Acquired 12/12/02,
                   Cost $1,721,000)(3)                                1,782,326
--------------------------------------------------------------------------------
                                                                     38,797,136
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
COLORADO -- 4.9%
--------------------------------------------------------------------------------
       $3,000,000  Denver Health & Hospital Auth.
                   Healthcare Rev., Series 2004 A,
                   6.25%, 12/1/33                                  $  3,273,360
--------------------------------------------------------------------------------
          640,000  Douglas County School District
                   No. Re-1 GO, Series 2002 B,
                   (Douglas & Elbert Counties),
                   5.75%, 12/15/12, Prerefunded
                   at 100% of Par (FSA/State
                   Aid Withholding)(1)                                  709,574
--------------------------------------------------------------------------------
        3,000,000  One Horse Business
                   Improvement District Rev.,
                   6.00%, 6/1/24                                      3,105,660
--------------------------------------------------------------------------------
        1,500,000  Plaza Metropolitan District
                   No. 1 Rev., 8.00%, 12/1/25                         1,649,115
--------------------------------------------------------------------------------
        2,000,000  Todd Creek Farms
                   Metropolitan District No. 1
                   Rev., 5.60%, 12/1/14                               1,991,320
--------------------------------------------------------------------------------
        1,500,000  Todd Creek Farms
                   Metropolitan District No. 1
                   Rev., 6.125%, 12/1/19                              1,517,820
--------------------------------------------------------------------------------
                                                                     12,246,849
--------------------------------------------------------------------------------
CONNECTICUT -- 0.4%
--------------------------------------------------------------------------------
        1,000,000  Connecticut Development Auth.
                   Industrial Rev., (Afco Cargo
                   BDL-LLC), 8.00%, 4/1/30                            1,081,330
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 0.8%
--------------------------------------------------------------------------------
        1,000,000  District of Columbia COP,
                   (Public Safety & Emergency),
                   5.50%, 1/1/19 (Ambac)                              1,074,570
--------------------------------------------------------------------------------
          750,000  Metropolitan Washington D.C.
                   Airports Auth. General Rev.,
                   Series 2001 A, 5.50%,
                   10/1/18 (MBIA)                                       797,753
--------------------------------------------------------------------------------
                                                                      1,872,323
--------------------------------------------------------------------------------
FLORIDA -- 20.5%
--------------------------------------------------------------------------------
        2,800,000  Anthem Park Community
                   Development District Rev.,
                   5.80%, 5/1/36                                      2,877,392
--------------------------------------------------------------------------------
        5,000,000  Arborwood Community
                   Development District Special
                   Assessment, 5.25%, 5/1/16                          5,003,200
--------------------------------------------------------------------------------
        1,500,000  Bartam Park Community
                   Development Special
                   Assessment, 5.30%, 5/1/35                          1,505,100
--------------------------------------------------------------------------------
        1,400,000  Baywinds Community
                   Development District Special
                   Assessment, Series 2006 B,
                   4.90%, 5/1/12                                      1,408,302
--------------------------------------------------------------------------------
        2,800,000  Belmont Community
                   Development District Special
                   Assessment, Series 2006 B,
                   5.125%, 11/1/14(4)                                 2,799,888
--------------------------------------------------------------------------------
        1,120,000  Cascades Groveland
                   Community Development
                   District Special Assessment,
                   5.30%, 5/1/36                                      1,124,659
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $2,725,000  Concorde Estates Community
                   Development District Rev.,
                   Series 2004 B, 5.00%, 5/1/11                    $  2,738,434
--------------------------------------------------------------------------------
          190,000  Covington Park Community
                   Development District Rev.,
                   Series 2004 B, (Capital
                   Improvement), 5.30%, 11/1/09                         190,220
--------------------------------------------------------------------------------
          980,000  Double Branch Community
                   Development District Special
                   Assessment, Series 2002 A,
                   6.70%, 5/1/34                                      1,063,280
--------------------------------------------------------------------------------
          310,000  Double Branch Community
                   Development District Special
                   Assessment, Series 2003 C,
                   5.125%, 5/1/08                                       310,288
--------------------------------------------------------------------------------
        4,535,000  Dupree Lakes Community
                   Development District Rev.,
                   5.00%, 11/1/10                                     4,544,614
--------------------------------------------------------------------------------
        1,000,000  East Homestead Community
                   Development District Special
                   Assessment, Series 2006 B,
                   5.00%, 5/1/11(4)                                   1,004,930
--------------------------------------------------------------------------------
        1,000,000  East Homestead Community
                   Development District Special
                   Assessment, 5.375%, 5/1/36                         1,006,290
--------------------------------------------------------------------------------
          520,000  Fleming Island Plantation
                   Community Development
                   District Special Assessment,
                   Series 2000 B, 7.375%, 5/1/31                        559,915
--------------------------------------------------------------------------------
          690,000  Gateway Services Community
                   Development District Special
                   Assessment, Series 2003 B,
                   (Sun City Center - Fort
                   Meyers), 5.50%, 5/1/10                               694,257
--------------------------------------------------------------------------------
           55,000  Heritage Harbor South
                   Community Development
                   District Rev., Series 2002 B,
                   5.40%, 11/1/08                                        55,118
--------------------------------------------------------------------------------
        2,000,000  Lake Ashton II Community
                   Development District Rev.,
                   Series 2005 B, 4.875%,
                   11/1/10                                            1,999,600
--------------------------------------------------------------------------------
          495,000  Middle Village Community
                   Development District Special
                   Assessment, Series 2004 B,
                   5.00%, 5/1/09                                        497,322
--------------------------------------------------------------------------------
        1,500,000  Midtown Miami Community
                   Development District Special
                   Assessment, Series 2004 A,
                   6.25%, 5/1/37                                      1,628,925
--------------------------------------------------------------------------------
        1,000,000  Orange County School Board
                   COP, Series 2002 A, 5.50%,
                   8/1/12, Prerefunded at 100%
                   of Par (MBIA)(1)                                   1,090,440
--------------------------------------------------------------------------------
        1,300,000  Palm Glades Community
                   Development District Special
                   Assessment, Series 2006 A,
                   5.30%, 5/1/36                                      1,307,514
--------------------------------------------------------------------------------
          100,000  Reunion East Community
                   Development District Special
                   Assessment Rev., Series
                   2002 B, 5.90%, 11/1/07                               100,392
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,245,000  South-Dade Venture
                   Community Development
                   District Rev., 6.125%, 5/1/34                   $  1,317,621
--------------------------------------------------------------------------------
        1,820,000  Sterling Hill Community
                   Development District Special
                   Assessment, Series 2003 B,
                   5.50%, 11/1/10                                     1,836,926
--------------------------------------------------------------------------------
          380,000  Stoneybrook West Community
                   Development District Special
                   Assessment, Series 2000 A,
                   7.00%, 5/1/32                                        405,445
--------------------------------------------------------------------------------
        5,500,000  Tisons Landing Community
                   Development District Rev.,
                   Series 2005 B, 5.00%, 11/1/11                      5,530,361
--------------------------------------------------------------------------------
          950,000  Waterchase Community
                   Development District Rev.,
                   Series 2001 A, 6.70%, 5/1/32                       1,013,565
--------------------------------------------------------------------------------
        3,500,000  Watergrass Community
                   Development District Special
                   Assessment, Series 2005 B,
                   4.875%, 11/1/10                                    3,490,235
--------------------------------------------------------------------------------
        1,710,000  Waters Edge Community
                   Development District Rev.,
                   5.30%, 5/1/36                                      1,708,649
--------------------------------------------------------------------------------
        2,000,000  Westchester Community
                   Development District No. 1
                   Special Assessment,
                   (Infrastructure), 6.125%,
                   5/1/35                                             2,100,300
--------------------------------------------------------------------------------
                                                                     50,913,182
--------------------------------------------------------------------------------
GEORGIA -- 1.0%
--------------------------------------------------------------------------------
        1,235,000  City of Atlanta Tax Allocation
                   Rev., (Princeton Lakes Project),
                   5.50%, 1/1/31                                      1,241,793
--------------------------------------------------------------------------------
        1,300,000  Gwinnett County Water &
                   Sewer Auth. Rev., 4.00%,
                   8/1/14                                             1,302,821
--------------------------------------------------------------------------------
                                                                      2,544,614
--------------------------------------------------------------------------------
GUAM -- 1.1%
--------------------------------------------------------------------------------
        1,500,000  Guam Government Waterworks
                   Auth. Rev., 6.00%, 7/1/25                          1,597,650
--------------------------------------------------------------------------------
          390,000  Guam International Airport
                   Auth. Rev., Series 2003 A,
                   4.00%, 10/1/10 (MBIA)                                393,849
--------------------------------------------------------------------------------
          690,000  Guam International Airport
                   Auth. Rev., Series 2003 A,
                   4.00%, 10/1/11 (MBIA)                                696,410
--------------------------------------------------------------------------------
                                                                      2,687,909
--------------------------------------------------------------------------------
ILLINOIS -- 7.1%
--------------------------------------------------------------------------------
        1,325,000  Bedford Park Tax Allocation
                   Rev., 5.125%, 12/30/18                             1,306,225
--------------------------------------------------------------------------------
        3,000,000  Chicago Park District GO,
                   Series 2006 C, 5.00%,
                   1/1/12 (FGIC)(2)                                   3,170,970
--------------------------------------------------------------------------------
        3,000,000  Chicago Tax Increment
                   Allocation Rev., Series 2004 B,
                   (Pilsen Redevelopment),
                   (Junior Lien), 6.75%, 6/1/22                       3,122,970
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $6,000,000  City of Yorkville Special Tax,
                   Series 2006-105, (Bristol
                   Bay), 5.875%, 3/1/36                            $  5,875,499
--------------------------------------------------------------------------------
        3,350,000  Pingree Grove Special Service
                   Area No. 7 Special Tax Rev.,
                   Series 2006-1, (Cambridge
                   Lakes), 6.00%, 3/1/36                              3,370,670
--------------------------------------------------------------------------------
        1,000,000  Village of Bolingbrook Rev.,
                   6.25%, 1/1/08(5)                                     921,660
--------------------------------------------------------------------------------
                                                                     17,767,994
--------------------------------------------------------------------------------
IOWA -- 0.8%
--------------------------------------------------------------------------------
        2,000,000  Tobacco Settlement Auth. Rev.,
                   Series 2005 C, 5.50%, 6/1/42                       2,017,660
--------------------------------------------------------------------------------
KENTUCKY -- 1.2%
--------------------------------------------------------------------------------
        3,000,000  Kentucky Asset Liability
                   Commission Tax and Rev.
                   Anticipation Notes, Series
                   2005 A, 4.00%, 6/28/06                             3,000,810
--------------------------------------------------------------------------------
MARYLAND -- 3.1%
--------------------------------------------------------------------------------
        1,250,000  Anne Arundel County Special
                   Obligation Rev., (Arundel Mills),
                   7.10%, 7/1/09, Prerefunded
                   at 102% of Par(1)                                  1,393,338
--------------------------------------------------------------------------------
        1,000,000  Anne Arundel County Special
                   Obligation Rev., (National
                   Business Park), 7.375%,  7/1/10,
                   Prerefunded at 102%
                   of Par(1)                                          1,151,560
--------------------------------------------------------------------------------
        1,000,000  Baltimore Rev., (North Locust
                   Point), 5.50%, 9/1/34                              1,008,880
--------------------------------------------------------------------------------
        1,000,000  Maryland Industrial
                   Development Financing Auth.
                   Rev., Series 2005 A, (Our Lady
                   of Good Counsel High School),
                   6.00%, 5/1/35                                      1,059,010
--------------------------------------------------------------------------------
        1,224,000  Prince Georges County Rev.,
                   (Woodview Village Phase II -
                   Subdistrict), 7.00%, 7/1/32                        1,306,657
--------------------------------------------------------------------------------
        1,810,000  Prince Georges County Special
                   Obligation Rev., (National
                   Harbor), 5.20%, 7/1/34                             1,800,642
--------------------------------------------------------------------------------
                                                                      7,720,087
--------------------------------------------------------------------------------
MISSOURI -- 0.5%
--------------------------------------------------------------------------------
          860,000  Missouri Bottom Transportation
                   Development District
                   Hazelwood Rev., 7.20%, 5/1/33                        943,996
--------------------------------------------------------------------------------
          360,000  Missouri Housing Development
                   Commission Mortgage Rev.,
                   Series 1998 B2, (Single
                   Family), 6.40%, 9/1/29                               366,739
--------------------------------------------------------------------------------
                                                                      1,310,735
--------------------------------------------------------------------------------
NEVADA -- 12.0%
--------------------------------------------------------------------------------
        1,085,000  Clark County Improvement
                   District No. 121 Special
                   Assessment, (Southern
                   Highlands Area), 7.50%,
                   12/1/09, Prerefunded at
                   102% of Par(1)                                     1,223,923
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $3,000,000  Clark County Improvement
                   District No. 142 Special
                   Assessment, 5.50%, 8/1/12                       $  3,095,100
--------------------------------------------------------------------------------
        2,405,000  Clark County Improvement
                   District No. 151 Special
                   Assessment, (Summerlin),
                   5.00%, 8/1/25                                      2,405,673
--------------------------------------------------------------------------------
          685,000  Clark County Improvement
                   Districts No. 108 & 124
                   Special Assessment, Series
                   2003 B, 5.25%, 2/1/12                                706,434
--------------------------------------------------------------------------------
          725,000  Clark County Improvement
                   Districts No. 108 & 124
                   Special Assessment, Series
                   2003 B, 5.375%, 2/1/13                               747,925
--------------------------------------------------------------------------------
          695,000  Clark County Improvement
                   Districts No. 108 & 124
                   Special Assessment, Series
                   2003 B, 5.40%, 2/1/14                                717,018
--------------------------------------------------------------------------------
        1,490,000  Henderson Local Improvement
                   District No. T-14 Special
                   Assessment, 5.25%, 3/1/13                          1,537,918
--------------------------------------------------------------------------------
        1,550,000  Henderson Local Improvement
                   District No. T-15 Special
                   Assessment, 6.10%, 3/1/24                          1,602,561
--------------------------------------------------------------------------------
        1,000,000  Henderson Local Improvement
                   District No. T-16 Special
                   Assessment, (The Falls at Lake
                   Las Vegas), 5.00%, 3/1/20                          1,001,710
--------------------------------------------------------------------------------
          250,000  Henderson Local Improvement
                   District No. T-17 Special
                   Assessment, 5.00%, 9/1/18                            248,285
--------------------------------------------------------------------------------
        2,800,000  Henderson Local Improvement
                   District No. T-17 Special
                   Assessment, 5.00%, 9/1/25                          2,801,008
--------------------------------------------------------------------------------
        6,600,000  Henderson Local Improvement
                   District No. T-18 Special
                   Assessment, 5.30%, 9/1/35                          6,624,617
--------------------------------------------------------------------------------
        1,105,000  Henderson Redevelopment
                   Agency Tax Allocation Rev.,
                   Series 2002 B, 7.10%,
                   10/1/22                                            1,193,533
--------------------------------------------------------------------------------
          350,000  Henderson Redevelopment
                   Agency Tax Allocation Rev.,
                   Series 2002 B, 7.20%,
                   10/1/25                                              379,435
--------------------------------------------------------------------------------
        1,275,000  Las Vegas Improvement
                   District No. 607 Special
                   Assessment, 5.50%, 6/1/13                          1,320,288
--------------------------------------------------------------------------------
          490,000  Las Vegas Improvement
                   District No. 808-Summerlin
                   Area Special Assessment,
                   5.40%, 6/1/06                                        490,000
--------------------------------------------------------------------------------
          495,000  Las Vegas Improvement
                   District No. 808-Summerlin
                   Area Special Assessment,
                   5.70%, 6/1/08                                        506,915
--------------------------------------------------------------------------------
        1,155,000  North Las Vegas Improvement
                   District No. 60-Aliante Special
                   Assessment, 5.25%, 12/1/10                         1,189,650
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  490,000  North Las Vegas Improvement
                   District No. 60-Aliante Special
                   Assessment, 5.60%, 12/1/12                      $    504,700
--------------------------------------------------------------------------------
          740,000  Reno Special Assessment
                   District No. 4 Rev., (Somersett
                   Parkway), 5.20%, 12/1/10                             762,651
--------------------------------------------------------------------------------
          780,000  Reno Special Assessment
                   District No. 4 Rev., (Somersett
                   Parkway), 5.45%, 12/1/11                             804,032
--------------------------------------------------------------------------------
                                                                     29,863,376
--------------------------------------------------------------------------------
NEW JERSEY -- 3.8%
--------------------------------------------------------------------------------
        1,000,000  New Jersey Economic
                   Development Auth. COP, Series
                   1999 A, (Transportation
                   Sublease), 6.00%, 5/1/09,
                   Prerefunded at 100% of Par
                   (FSA)(1)                                           1,064,000
--------------------------------------------------------------------------------
        4,000,000  Tobacco Settlement Financing
                   Corp. Rev., 6.00%, 6/1/37                          4,197,760
--------------------------------------------------------------------------------
        3,835,000  Tobacco Settlement Financing
                   Corp. Rev., 6.125%, 6/1/42                         4,049,185
--------------------------------------------------------------------------------
                                                                      9,310,945
--------------------------------------------------------------------------------
NEW MEXICO -- 1.0%
--------------------------------------------------------------------------------
        1,490,000  Cabezon Public Improvement
                   District Special Tax Rev.,
                   6.30%, 9/1/34                                      1,513,214
--------------------------------------------------------------------------------
        1,000,000  Ventana West Public
                   Improvement District Special
                   Levy Rev., 6.875%, 8/1/33                          1,053,430
--------------------------------------------------------------------------------
                                                                      2,566,644
--------------------------------------------------------------------------------
NEW YORK -- 0.5%
--------------------------------------------------------------------------------
        1,000,000  Onondaga County Industrial
                   Development Auth. Rev., (Air
                   Cargo), 7.25%, 1/1/32                              1,082,470
--------------------------------------------------------------------------------
NORTHERN MARIANA ISLANDS -- 0.9%
--------------------------------------------------------------------------------
        2,000,000  Northern Mariana Islands
                   Commonwealth GO, Series
                   2003 A, 6.75%, 10/1/33                             2,230,020
--------------------------------------------------------------------------------
OHIO -- 2.2%
--------------------------------------------------------------------------------
        1,150,000  Hebron Waterworks Rev.,
                   5.875%, 12/1/25                                    1,183,304
--------------------------------------------------------------------------------
          745,000  Hebron Waterworks Rev.,
                   6.125%, 12/1/29                                      775,545
--------------------------------------------------------------------------------
          215,000  New Albany Plain Local School
                   District GO, 5.50%, 6/1/12,
                   Prerefunded at 100% of Par
                   (FGIC)(1)                                            234,062
--------------------------------------------------------------------------------
          285,000  New Albany Plain Local School
                   District GO, 5.50%, 12/1/19
                   (FGIC)                                               307,526
--------------------------------------------------------------------------------
        1,800,000  Pinnacle Community
                   Infrastructure Financing
                   Facilities Auth. Rev., Series
                   2004 A, 6.25%, 12/1/36                             1,836,666
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,100,000  Port of Greater Cincinnati
                   Development Auth. Special
                   Assessment, (Cooperative  Public
                   Parking Infrastructure),
                   6.40%, 2/15/34                                  $  1,183,435
--------------------------------------------------------------------------------
                                                                      5,520,538
--------------------------------------------------------------------------------
OKLAHOMA -- 1.3%
--------------------------------------------------------------------------------
        2,500,000  Norman Regional Hospital
                   Auth. Rev., 5.375%, 9/1/36                         2,534,200
--------------------------------------------------------------------------------
          750,000  Oklahoma City Industrial &
                   Cultural Facilities Trust Rev.,
                   6.75%, 1/1/23                                        798,638
--------------------------------------------------------------------------------
                                                                      3,332,838
--------------------------------------------------------------------------------
PENNSYLVANIA -- 3.4%
--------------------------------------------------------------------------------
        4,375,000  Allegheny County
                   Redevelopment Auth. Tax
                   Allocation, (Pittsburgh Mills),
                   5.10%, 7/1/14                                      4,492,293
--------------------------------------------------------------------------------
        1,000,000  Allegheny County
                   Redevelopment Auth. Tax
                   Allocation, (Pittsburgh Mills),
                   5.60%, 7/1/23                                      1,048,230
--------------------------------------------------------------------------------
        1,325,000  Chartiers Valley School District
                   GO, Series 2004 A, 5.00%,
                   10/15/20 (FSA/State Aid
                   Withholding)                                       1,387,196
--------------------------------------------------------------------------------
        1,000,000  Langhorne Manor Boro Higher
                   Education Auth. Rev.,
                   (Philadelphia Biblical
                   University), 5.50%, 4/1/25                         1,001,650
--------------------------------------------------------------------------------
          530,000  New Morgan Municipal Auth.
                   Office Rev., Series 1999 A,
                   (Commonwealth Office),
                   5.375%, 6/1/08                                       526,126
--------------------------------------------------------------------------------
                                                                      8,455,495
--------------------------------------------------------------------------------
PUERTO RICO -- 0.7%
--------------------------------------------------------------------------------
        1,800,000  Government Development
                   Bank of Puerto Rico Rev.,
                   4.75%, 8/7/06 (Acquired
                   5/11/06, Cost $1,800,000)(3)                       1,800,576
--------------------------------------------------------------------------------
RHODE ISLAND -- 0.2%
--------------------------------------------------------------------------------
          500,000  Cranston GO, 6.375%,
                   11/15/09, Prerefunded at
                   101% of Par (FGIC)(1)                                547,835
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 0.5%
--------------------------------------------------------------------------------
        1,250,000  Lancaster County Special
                   Assessment, (Sun City Lakes
                   Improvement), 5.45%, 12/1/37                       1,252,938
--------------------------------------------------------------------------------
TENNESSEE -- 2.1%
--------------------------------------------------------------------------------
        1,475,000  Chattanooga Health
                   Educational & Housing Facility
                   Board Rev., Series 2005 B,
                   (Campus Development
                   Foundation, Inc. Phase I LLC),
                   5.50%, 10/1/20                                     1,475,605
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $3,565,000  Chattanooga Health
                   Educational & Housing Facility
                   Board Rev., Series 2005 B,
                   (Campus Development
                   Foundation, Inc. Phase I LLC),
                   6.00%, 10/1/35                                  $  3,624,500
--------------------------------------------------------------------------------
                                                                      5,100,105
--------------------------------------------------------------------------------
TEXAS -- 1.7%
--------------------------------------------------------------------------------
          610,000  Abia Development Corp.
                   Airport Facilities Rev., (Aero
                   Austin L.P.), 6.75%, 1/1/11                          615,722
--------------------------------------------------------------------------------
          400,000  Bexar County Health Facilities
                   Development Corp. Rev.,
                   (Army Retirement Residence),
                   6.125%, 7/1/22                                       423,976
--------------------------------------------------------------------------------
        1,000,000  Bexar County Health Facilities
                   Development Corp. Rev.,
                   (Army Retirement Residence),
                   6.30%, 7/1/32                                      1,060,720
--------------------------------------------------------------------------------
        2,000,000  Pearland Development Auth.
                   Tax Allocation Rev., 5.50%,
                   9/1/28 (RADIAN-IBC)                                2,106,400
--------------------------------------------------------------------------------
                                                                      4,206,818
--------------------------------------------------------------------------------
UTAH -- 0.5%
--------------------------------------------------------------------------------
        1,235,000  West Valley City Rev., Series
                   2001 A, 5.50%, 7/15/15
                   (MBIA)                                             1,328,205
--------------------------------------------------------------------------------
VIRGINIA -- 0.8%
--------------------------------------------------------------------------------
        2,000,000  Tobacco Settlement Financing
                   Corp. Rev., 5.625%, 6/1/37                         2,049,640
--------------------------------------------------------------------------------
WASHINGTON -- 0.5%
--------------------------------------------------------------------------------
          860,000  Cowlitz County Kelso School
                   District No. 458 GO, 5.75%,
                   12/1/18 (FSA)                                        939,816
--------------------------------------------------------------------------------
          250,000  Port of Seattle Rev., Series
                   2000 B, 6.00%, 2/1/15 (MBIA)                         279,368
--------------------------------------------------------------------------------
                                                                      1,219,184
--------------------------------------------------------------------------------
WISCONSIN -- 2.9%
--------------------------------------------------------------------------------
        3,200,000  Wisconsin GO, Series 2006-1,
                   5.00%, 5/1/10 (MBIA)(2)                            3,347,328
--------------------------------------------------------------------------------
        2,000,000  Wisconsin Health &
                   Educational Facilities Auth.
                   Rev., Series 2004 A,
                   (Southwest Health Center),
                   6.25%, 4/1/34                                      2,033,180
--------------------------------------------------------------------------------
        1,750,000  Wisconsin Health &
                   Educational Facilities Auth.
                   Rev., Series 2006 A,
                   (Marshfield Clinic), 5.375%,
                   2/15/34                                            1,809,220
--------------------------------------------------------------------------------
                                                                      7,189,728
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $237,443,122)                                                 244,144,761
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

High-Yield Municipal - Schedule of Investments

MAY 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 1.5%

ARIZONA -- 0.4%
--------------------------------------------------------------------------------
       $1,000,000  Phoenix Industrial
                   Development Auth. Rev.,
                   (Southwest Human  Development),
                   VRDN, 3.48%,
                   6/1/06 (LOC: Wells Fargo
                   Bank N.A)                                       $  1,000,000
--------------------------------------------------------------------------------
          100,000  Pima County Industrial
                   Development Auth. Lease Rev.
                   COP, VRDN, 3.48%, 6/1/06
                   (SBBPA: Societe Generale)                            100,000
--------------------------------------------------------------------------------
                                                                      1,100,000
--------------------------------------------------------------------------------
FLORIDA -- 0.5%
--------------------------------------------------------------------------------
          650,000  Brevard County Health
                   Facilities Auth. Rev., (Health
                   First Inc.), VRDN, 3.59%,
                   6/1/06 (LOC: Suntrust Bank)                          650,000
--------------------------------------------------------------------------------
          200,000  Pinellas County Health
                   Facilities Auth. Rev., (Hospital
                   Facilities-Bayfront), VRDN,
                   3.59%, 6/1/06                                        200,000
--------------------------------------------------------------------------------
          350,000  Pinellas County Health Facility
                   Auth. Rev., (Pooled Hospital
                   Loan Program), VRDN, 3.60%,
                   6/1/06 (Ambac)                                       350,000
--------------------------------------------------------------------------------
                                                                      1,200,000
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TENNESSEE -- 0.6%
--------------------------------------------------------------------------------
       $  450,000  Clarksville Public Building
                   Authority Rev., VRDN,
                   (Tennessee Municipal Bond
                   Fund), 3.58%, 6/1/06 (LOC:
                   Bank of America N.A.)                           $    450,000
--------------------------------------------------------------------------------
        1,050,000  Clarksville Public Building
                   Authority Rev., VRDN,
                   (Tennessee Municipal Bond
                   Fund), 3.58%, 6/1/06 (LOC:
                   Bank of America N.A.)                              1,050,000
--------------------------------------------------------------------------------
                                                                      1,500,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL
SECURITIES
(Cost $3,800,000)                                                     3,800,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 99.6%
(Cost $241,243,122)                                                 247,944,761
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.4%                                    962,011
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $248,906,772
================================================================================

FUTURES CONTRACTS

                              Expiration        Underlying Face      Unrealized
  Contracts Purchased            Date           Amount at Value      Gain (Loss)
--------------------------------------------------------------------------------
  35   U.S. Treasury
       10-Year Notes        September 2006        $3,672,266           $19,062
                                                ================================

NOTES TO SCHEDULE OF INVESTMENTS

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

RADIAN-IBC = Radian Asset Assurance, Inc. -- Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2006.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2006 was $3,582,902, which represented 1.4% of total net assets.

(4) When-issued security.

(5) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective
    May 31, 2006.

See Notes to Financial Statements.

------

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2005 to May 31, 2006
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                       BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE     12/1/05 -       EXPENSE
                         12/1/05        5/31/06         5/31/06         RATIO*
--------------------------------------------------------------------------------
ARIZONA MUNICIPAL BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000        $1,011.70          $2.46         0.49%
--------------------------------------------------------------------------------
A Class                  $1,000        $1,010.40          $3.71         0.74%
--------------------------------------------------------------------------------
B Class                  $1,000        $1,006.70          $7.45         1.49%
--------------------------------------------------------------------------------
C Class                  $1,000        $1,006.70          $7.45         1.49%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000        $1,022.49          $2.47         0.49%
--------------------------------------------------------------------------------
A Class                  $1,000        $1,021.24          $3.73         0.74%
--------------------------------------------------------------------------------
B Class                  $1,000        $1,017.50          $7.49         1.49%
--------------------------------------------------------------------------------
C Class                  $1,000        $1,017.50          $7.49         1.49%
--------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000        $1,011.40          $2.46         0.49%
--------------------------------------------------------------------------------
A Class                  $1,000        $1,010.10          $3.71         0.74%
--------------------------------------------------------------------------------
B Class                  $1,000        $1,006.40          $7.45         1.49%
--------------------------------------------------------------------------------
C Class                  $1,000        $1,006.30          $7.45         1.49%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000        $1,022.49          $2.47         0.49%
--------------------------------------------------------------------------------
A Class                  $1,000        $1,021.24          $3.73         0.74%
--------------------------------------------------------------------------------
B Class                  $1,000        $1,017.50          $7.49         1.49%
--------------------------------------------------------------------------------
C Class                  $1,000        $1,017.50          $7.49         1.49%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

                                                                    (continued)

------

Shareholder Fee Examples (Unaudited)

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                       BEGINNING        ENDING      DURING PERIOD(1)  ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE     12/1/05 -       EXPENSE
                         12/1/05        5/31/06         5/31/06         RATIO*
--------------------------------------------------------------------------------
LONG-TERM TAX-FREE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000      $1,004.20(2)       $0.78(4)        0.49%
--------------------------------------------------------------------------------
Institutional Class      $1,000      $1,004.50(2)       $0.46(4)        0.29%
--------------------------------------------------------------------------------
A Class                  $1,000      $1,003.10(3)       $1.24(5)        0.74%
--------------------------------------------------------------------------------
B Class                  $1,000      $1,001.80(3)       $2.49(5)        1.49%
--------------------------------------------------------------------------------
C Class                  $1,000      $1,002.60(2)       $2.37(4)        1.49%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000      $1,022.49(6)       $2.47(6)        0.49%
--------------------------------------------------------------------------------
Institutional Class      $1,000      $1,023.49(6)       $1.46(6)        0.29%
--------------------------------------------------------------------------------
A Class                  $1,000      $1,021.24          $3.73           0.74%
--------------------------------------------------------------------------------
B Class                  $1,000      $1,017.50          $7.49           1.49%
--------------------------------------------------------------------------------
C Class                  $1,000      $1,017.50(6)       $7.49(6)        1.49%
--------------------------------------------------------------------------------
HIGH-YIELD MUNICIPAL SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000      $1,028.00          $3.13           0.62%
--------------------------------------------------------------------------------
A Class                  $1,000      $1,026.70          $4.40           0.87%
--------------------------------------------------------------------------------
B Class                  $1,000      $1,022.90          $8.17           1.62%
--------------------------------------------------------------------------------
C Class                  $1,000      $1,022.80          $8.17           1.62%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000      $1,021.84          $3.13           0.62%
--------------------------------------------------------------------------------
A Class                  $1,000      $1,020.59          $4.38           0.87%
--------------------------------------------------------------------------------
B Class                  $1,000      $1,016.85          $8.15           1.62%
--------------------------------------------------------------------------------
C Class                  $1,000      $1,016.85          $8.15           1.62%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from April 3, 2006 (commencement of sale) through May 31, 2006.

(3) Ending account value based on actual return from April 1, 2006 through May
    31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to
    May 31, resulting in a two-month annual reporting period (see Note 8).

(4) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 58, the number of days in the period from April 3, 2006
    (commencement of sale), through May 31, 2006, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(5) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 61, the number of days in the period from April 1, 2006 through May 31, 2006, divided by 365, to reflect the period. Had the class been available for a full fiscal half-year period, the expenses paid during the period would have been higher.

(6) Ending account value and expenses paid during period assumes the class had been available throughout the entire fiscal half-year period and are calculated using the class's annualized expense ratio listed in the table above.

------

Statement of Assets and Liabilities

MAY 31, 2006
----------------------------------------------------------------------------------------------------
                                        ARIZONA           FLORIDA        LONG-TERM      HIGH-YIELD
                                     MUNICIPAL BOND   MUNICIPAL BOND      TAX-FREE       MUNICIPAL
----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $56,195,763, $41,919,639,
$37,968,412, and $241,243,122
respectively)                          $57,653,078     $43,189,615      $38,323,594    $247,944,761
-----------------------------------
Cash                                            --              --        2,126,881              --
-----------------------------------
Receivable for investments sold                 --              --          341,936              --
-----------------------------------
Receivable for capital shares sold           5,593             990            1,400       1,520,942
-----------------------------------
Receivable for variation margin
on futures contracts                            --              --            8,016          10,391
-----------------------------------
Unrealized appreciation
on swap agreements                             622              --               --              --
-----------------------------------
Interest receivable                        932,872         480,618          326,615       3,756,210
----------------------------------------------------------------------------------------------------
                                        58,592,165      43,671,223       41,128,442     253,232,304
----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Disbursements in excess
of demand deposit cash                      16,879          37,538               --          41,997
-----------------------------------
Payable for investments purchased        1,935,626              --        3,155,995       3,797,520
-----------------------------------
Payable for capital shares redeemed             --              --           96,927          31,065
-----------------------------------
Payable for variation margin
on futures contracts                            --           1,484               --              --
-----------------------------------
Accrued management fees                     23,260          18,005           12,881         128,126
-----------------------------------
Distribution fees payable                      270           1,034            1,327          21,588
-----------------------------------
Service fees (and distribution
fees -- A Class) payable                       881             640            4,588          34,208
-----------------------------------
Dividends payable                           45,668          43,595           16,817         271,028
----------------------------------------------------------------------------------------------------
                                         2,022,584         102,296        3,288,535       4,325,532
----------------------------------------------------------------------------------------------------
NET ASSETS                             $56,569,581     $43,568,927      $37,839,907    $248,906,772
====================================================================================================

See Notes to Financial Statements.                                  (continued)

------

Statement of Assets and Liabilities

MAY 31, 2006
----------------------------------------------------------------------------------------------------
                                        ARIZONA           FLORIDA        LONG-TERM      HIGH-YIELD
                                     MUNICIPAL BOND   MUNICIPAL BOND      TAX-FREE       MUNICIPAL
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Capital paid in                        $55,266,081     $42,676,051      $38,339,367    $244,675,909
-----------------------------------
Undistributed net
investment income                               --              --           27,578              --
-----------------------------------
Accumulated net realized loss
on investment transactions                (154,439)       (372,743)        (905,685)     (2,489,838)
-----------------------------------
Net unrealized appreciation
on investments                           1,457,939       1,265,619          378,647       6,720,701
----------------------------------------------------------------------------------------------------
                                       $56,569,581     $43,568,927      $37,839,907    $248,906,772
====================================================================================================
INVESTOR CLASS
----------------------------------------------------------------------------------------------------
Net assets                             $52,404,475     $40,604,339          $25,104     $84,896,115
-----------------------------------
Shares outstanding                       4,907,911       3,847,490            2,346       8,084,493
-----------------------------------
Net asset value per share                   $10.68          $10.55           $10.70          $10.50
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
Net assets                                     N/A             N/A      $16,456,283             N/A
-----------------------------------
Shares outstanding                             N/A             N/A        1,537,936             N/A
-----------------------------------
Net asset value per share                      N/A             N/A           $10.70             N/A
----------------------------------------------------------------------------------------------------
A CLASS
----------------------------------------------------------------------------------------------------
Net assets                              $3,740,788      $1,380,175      $19,287,830    $129,680,884
-----------------------------------
Shares outstanding                         350,341         130,779        1,802,562      12,349,264
-----------------------------------
Net asset value per share                   $10.68          $10.55           $10.70          $10.50
-----------------------------------
Maximum offering price
(net asset value
divided by 0.955)                           $11.18          $11.05           $11.20          $10.99
----------------------------------------------------------------------------------------------------
B CLASS
----------------------------------------------------------------------------------------------------
Net assets                                 $42,022         $14,654       $2,045,625      $4,467,666
-----------------------------------
Shares outstanding                           3,936           1,389          191,196         425,447
-----------------------------------
Net asset value per share                   $10.68          $10.55           $10.70          $10.50
----------------------------------------------------------------------------------------------------
C CLASS
----------------------------------------------------------------------------------------------------
Net assets                                $382,296      $1,569,759          $25,065     $29,862,107
-----------------------------------
Shares outstanding                          35,804         148,743            2,342       2,843,708
-----------------------------------
Net asset value per share                   $10.68          $10.55           $10.70          $10.50
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------

Statement of Operations

YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------
                                                    ARIZONA           FLORIDA
                                                 MUNICIPAL BOND   MUNICIPAL BOND
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------
Interest                                          $ 2,539,864       $ 2,128,674
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------
Management fees                                       281,477           235,615
-------------------------------------------
Distribution Fees:
-------------------------------------------
  B Class                                                 136               182
-------------------------------------------
  C Class                                               4,191            13,265
-------------------------------------------
Service Fees:
-------------------------------------------
  B Class                                                  46                60
-------------------------------------------
  C Class                                               1,397             4,421
-------------------------------------------
Service and distribution fees -- A Class               10,067             4,663
-------------------------------------------
Trustees' fees and expenses                             3,536             3,011
-------------------------------------------
Other expenses                                            157               102
--------------------------------------------------------------------------------
                                                      301,007           261,319
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                               2,238,857         1,867,355
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
-------------------------------------------
Investment transactions                              (165,264)          (24,461)
-------------------------------------------
Futures and swaps transactions                        142,564           152,592
--------------------------------------------------------------------------------
                                                      (22,700)          128,131
--------------------------------------------------------------------------------

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON:
-------------------------------------------
Investments                                        (1,317,941)       (1,338,632)
-------------------------------------------
Futures and swaps                                      10,942            21,453
--------------------------------------------------------------------------------
                                                   (1,306,999)       (1,317,179)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)            (1,329,699)       (1,189,048)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                         $   909,158       $   678,307
================================================================================

See Notes to Financial Statements.                                  (continued)

------

Statement of Operations

YEAR ENDED MAY 31, 2006 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                     HIGH-YIELD
                                      LONG-TERM TAX-FREE              MUNICIPAL
--------------------------------------------------------------------------------
                              MAY 31, 2006(1)   MARCH 31, 2006(2)   MAY 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
----------------------------
Interest                         $ 273,260        $ 4,045,250       $11,395,057
--------------------------------------------------------------------------------

EXPENSES:
----------------------------
Management fees                     25,793            302,114         1,296,080
----------------------------
Distribution Fees:
----------------------------
  B Class                            2,589             17,599            30,471
----------------------------
  C Class                               30                 --           178,282
----------------------------
Service Fees:
----------------------------
  B Class                              863                 --            10,157
----------------------------
  C Class                               10                 --            59,427
----------------------------
Service and distribution
fees -- A Class                      8,721             26,584           271,915
----------------------------
Shareholder servicing fees
(A Class and B Class)                   --            251,261                --
----------------------------
Trustees' fees and expenses            174            235,958            12,385
----------------------------
Other expenses                          --              5,032             1,456
--------------------------------------------------------------------------------
                                    38,180            838,548         1,860,173
--------------------------------------------------------------------------------
Amounts waived                          --             (4,529)               --
--------------------------------------------------------------------------------
                                    38,180            834,019         1,860,173
--------------------------------------------------------------------------------

NET INVESTMENT INCOME              235,080          3,211,231         9,534,884
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
----------------------------
Investment transactions            240,366          1,488,652          (260,700)
----------------------------
Futures and
swaps transactions                 (24,343)            46,106           396,618
--------------------------------------------------------------------------------
                                   216,023          1,534,758           135,918
--------------------------------------------------------------------------------

CHANGE IN UNREALIZED
APPRECIATION
(DEPRECIATION) ON:
----------------------------
Investments                       (322,473)        (1,553,272)         (189,863)
----------------------------
Futures and swaps                   23,353            (80,391)           50,022
--------------------------------------------------------------------------------
                                  (299,120)        (1,633,663)         (139,841)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                        (83,097)           (98,905)           (3,923)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                  $ 151,983        $ 3,112,326       $ 9,530,961
================================================================================

(1) Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

(2) Year ended March 31, 2006.

See Notes to Financial Statements.

------

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2006 AND MAY 31, 2005
----------------------------------------------------------------------------------------------------
                                           ARIZONA MUNICIPAL BOND          FLORIDA MUNICIPAL BOND
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS           2006            2005            2006            2005
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment income                   $ 2,238,857     $ 2,278,480     $ 1,867,355     $ 2,157,343
-------------------------------------
Net realized gain (loss)                    (22,700)         99,571         128,131        (205,313)
-------------------------------------
Change in net unrealized
appreciation (depreciation)              (1,306,999)        603,330      (1,317,179)        977,499
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                   909,158       2,981,381         678,307       2,929,529
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
From net investment income:
-------------------------------------
  Investor Class                         (2,116,841)     (2,147,979)     (1,747,251)     (2,068,408)
-------------------------------------
  A Class                                  (149,814)       (118,487)        (68,050)        (50,159)
-------------------------------------
  B Class                                      (564)            (72)           (702)           (423)
-------------------------------------
  C Class                                   (16,490)        (11,942)        (51,352)        (38,353)
-------------------------------------
From net realized gains:
-------------------------------------
  Investor Class                           (107,409)        (12,600)             --              --
-------------------------------------
  A Class                                    (8,242)           (792)             --              --
-------------------------------------
  B Class                                        (5)             (1)             --              --
-------------------------------------
  C Class                                    (1,271)           (102)             --              --
----------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                       (2,400,636)     (2,291,975)     (1,867,355)     (2,157,343)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions            (133,483)     (4,235,455)     (8,645,069)    (12,320,526)
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS    (1,624,961)     (3,546,049)     (9,834,117)    (11,548,340)

NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of period                      58,194,542      61,740,591      53,403,044      64,951,384
----------------------------------------------------------------------------------------------------
End of period                           $56,569,581     $58,194,542     $43,568,927    $ 53,403,044
====================================================================================================

See Notes to Financial Statements.                                  (continued)

------

Statement of Changes in Net Assets

TWO MONTHS ENDED MAY 31, 2006 AND YEARS ENDED MARCH 31, 2006 AND MARCH 31, 2005 (AS NOTED)
-----------------------------------------------------------------------------------------------
                                                         LONG-TERM TAX-FREE
-----------------------------------------------------------------------------------------------
                                        MAY 31, 2006(1)   MARCH 31, 2006(2)   MARCH 31, 2005(2)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                     $   235,080       $  3,211,231        $  3,660,128
-------------------------------------
Net realized gain (loss)                      216,023          1,534,758              15,539
-------------------------------------
Change in net unrealized
appreciation (depreciation)                  (299,120)        (1,633,663)         (1,887,014)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     151,983          3,112,326           1,788,653
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
From net investment income:
-------------------------------------
  Investor Class                                 (150)                --                  --
-------------------------------------
  Institutional Class                        (101,957)                --                  --
-------------------------------------
  A Class                                    (123,267)        (3,153,287)         (3,598,718)
-------------------------------------
  B Class                                      (9,596)           (58,352)            (61,410)
-------------------------------------
  C Class                                        (111)                --                  --
-------------------------------------
From net realized gains:
-------------------------------------
  A Class                                          --                 --          (1,833,757)
-------------------------------------
  B Class                                          --                 --             (40,890)
-----------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                           (235,081)        (3,211,639)         (5,534,775)
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions              (991,372)       (86,867,934)          6,347,393
-----------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS      (1,074,470)       (86,967,247)          2,601,271

NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of period                        38,914,377        125,881,624         123,280,353
-----------------------------------------------------------------------------------------------
End of period                             $37,839,907       $ 38,914,377        $125,881,624
===============================================================================================

Undistributed net
investment income                             $27,578            $33,650             $34,250
===============================================================================================

(1) Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

(2) Years ended March 31, 2006 and March 31, 2005.

See Notes to Financial Statements.                                  (continued)

------

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2006 AND MAY 31, 2005
--------------------------------------------------------------------------------
                                                        HIGH-YIELD MUNICIPAL
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                              $  9,534,884    $  5,964,223
---------------------------------------------
Net realized gain (loss)                                135,918         190,926
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                            (139,841)      5,362,877
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                             9,530,961      11,518,026
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------------------
  Investor Class                                     (3,542,920)     (2,901,842)
---------------------------------------------
  A Class                                            (4,950,399)     (2,459,571)
---------------------------------------------
  B Class                                              (154,146)       (121,581)
---------------------------------------------
  C Class                                              (898,478)       (481,229)
--------------------------------------------------------------------------------
Decrease in net assets from distributions            (9,545,943)     (5,964,223)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      86,282,597      58,412,524
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                86,267,615      63,966,327

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 162,639,157      98,672,830
--------------------------------------------------------------------------------
End of period                                      $248,906,772    $162,639,157
================================================================================

Undistributed net investment income                          --         $11,059
================================================================================

See Notes to Financial Statements.

------

Notes to Financial Statements

MAY 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Arizona Municipal Bond Fund (Arizona Municipal), Florida
Municipal Bond Fund (Florida Municipal), Long-Term Tax-Free Fund (Long-Term
Tax-Free) and High-Yield Municipal Fund (High-Yield Municipal) (collectively, the funds) are four funds in a series issued by the trust (see Note 8). The funds are non-diversified under the 1940 Act. Arizona Municipal's investment objective is to seek safety of principal and high current income that is exempt from federal income tax and taxes imposed by the state of Arizona. Florida
Municipal's investment objective is to seek safety of principal and high current income that is exempt from federal income tax and taxes imposed by the state of
Florida. Arizona Municipal and Florida Municipal invest primarily in Arizona and
Florida municipal obligations, respectively. Long-Term Tax-Free's investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. Long-Term Tax-Free invests primarily in long-term investment-grade municipal obligations. High-Yield
Municipal's investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective.
High-Yield Municipal invests primarily in long-term and intermediate-term municipal obligations. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Arizona Municipal, Florida Municipal and High-Yield Municipal
are authorized to issue the Investor Class, the A Class, the B Class and the C
Class. Long-Term Tax-Free is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class and the C Class. The A Class may
incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of Long-Term
Tax-Free's Investor Class, Institutional Class and C Class commenced on April 3,
2006.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the funds to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swap transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with

American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.1625% to 0.2800% for Arizona Municipal Bond, Florida Municipal
Bond and Long-Term Tax-Free, and from 0.2925% to 0.4100% for High-Yield
Municipal. The rates for the Complex Fee range from 0.2500% to 0.3100%.

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The Institutional Class is 0.2000% less at each point within the Complex Fee range. For the year ended May 31, 2006, the effective annual management fees for the Investor Class, A Class, B Class and C Class of Arizona Municipal Bond,
Florida Municipal Bond and High-Yield Municipal were 0.48%, 0.48% and 0.61%, respectively. The effective annual management fee for the two months ended May
31, 2006 for the Investor Class, A Class, B Class and C Class of Long-Term
Tax-Free was 0.49%. The effective annual management fee for the two months ended
May 31, 2006 for the Institutional Class of Long-Term Tax-Free was 0.29%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class and C Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the B Class and C Class will pay American
Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:
----------------------------------------
                             B & C
----------------------------------------
Distribution Fee             0.75%
----------------------------------------
Service Fee                  0.25%
----------------------------------------

The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the year ended
May 31, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC.

Arizona Municipal, Florida Municipal, and High-Yield Municipal have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
May 31, 2006 (except as noted), were as follows:

--------------------------------------------------------------------------------
                          ARIZONA         FLORIDA      LONG-TERM    HIGH-YIELD
                      MUNICIPAL BOND  MUNICIPAL BOND  TAX-FREE(1)    MUNICIPAL
--------------------------------------------------------------------------------
Purchases               $22,295,020    $12,644,014    $21,574,888  $115,020,070
--------------------------------------------------------------------------------
Proceeds from sales     $24,745,660    $21,603,540    $22,750,266   $32,390,122
--------------------------------------------------------------------------------

(1) Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (shares allocated at
300,000,000):

------------------------------------------------------------------------------------------
                                    ARIZONA MUNICIPAL BOND        FLORIDA MUNICIPAL BOND
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006
--------------------------
Sold                                613,514     $ 6,636,684       246,633    $  2,652,581
--------------------------
Issued in reinvestment
of distributions                    163,985       1,772,268       117,890       1,258,818
--------------------------
Redeemed                           (725,455)     (7,834,221)   (1,090,319)    (11,653,420)
------------------------------------------------------------------------------------------
Net increase (decrease)              52,044     $   574,731      (725,796)   $ (7,742,021)
==========================================================================================
YEAR ENDED MAY 31, 2005
------------------------------------------------------------------------------------------
Sold                                497,128    $  5,453,127       606,561    $  6,566,886
--------------------------
Issued in reinvestment
of distributions                    154,557       1,693,720       120,932       1,308,172
--------------------------
Redeemed                         (1,354,587)    (14,829,390)   (2,066,559)    (22,321,798)
------------------------------------------------------------------------------------------
Net increase (decrease)            (702,902)   $ (7,682,543)   (1,339,066)   $(14,446,740)
==========================================================================================
A CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006
--------------------------
Sold                                 47,873     $   518,217       126,790     $ 1,355,237
--------------------------
Issued in reinvestment
of distributions                      7,329          79,253         4,548          48,563
--------------------------
Redeemed                            (94,635)     (1,024,647)     (195,259)     (2,087,562)
------------------------------------------------------------------------------------------
Net increase (decrease)             (39,433)    $  (427,177)      (63,921)    $  (683,762)
==========================================================================================
YEAR ENDED MAY 31, 2005
--------------------------
Sold                                372,585     $ 4,093,428       195,189      $2,118,110
--------------------------
Issued in reinvestment
of distributions                      9,356         102,522         3,574          38,654
--------------------------
Redeemed                           (132,782)     (1,455,838)      (75,286)       (817,082)
------------------------------------------------------------------------------------------
Net increase (decrease)             249,159     $ 2,740,112       123,477      $1,339,682
==========================================================================================
B CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006
--------------------------
Sold                                  3,705         $40,065           930        $ 10,068
--------------------------
Issued in reinvestment
of distributions                          7              81            64             682
--------------------------
Redeemed                                 (6)            (69)       (1,398)        (14,902)
------------------------------------------------------------------------------------------
Net increase (decrease)               3,706         $40,077          (404)       $ (4,152)
==========================================================================================
YEAR ENDED MAY 31, 2005
--------------------------
Sold                                     --              --         1,294        $ 13,963
--------------------------
Issued in reinvestment
of distributions                          6             $72            29             316
--------------------------
Redeemed                                 --              --        (1,152)        (12,511)
------------------------------------------------------------------------------------------
Net increase (decrease)                   6             $72           171        $  1,768
==========================================================================================

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                    ARIZONA MUNICIPAL BOND        FLORIDA MUNICIPAL BOND
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
C CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006
--------------------------
Sold                                  6,550       $  71,351        37,288       $ 398,765
--------------------------
Issued in reinvestment
of distributions                        408           4,415           731           7,805
--------------------------
Redeemed                            (36,753)       (396,880)      (58,234)       (621,704)
------------------------------------------------------------------------------------------
Net increase (decrease)             (29,795)      $(321,114)      (20,215)      $(215,134)
==========================================================================================
YEAR ENDED MAY 31, 2005
--------------------------
Sold                                 64,215        $704,230       119,292      $1,291,031
--------------------------
Issued in reinvestment
of distributions                        244           2,674           667           7,218
--------------------------
Redeemed                                 --              --       (47,607)       (513,485)
------------------------------------------------------------------------------------------
Net increase (decrease)              64,459        $706,904        72,352      $  784,764
==========================================================================================

------------------------------------------------------------------------------------------
                                     LONG-TERM TAX-FREE            HIGH-YIELD MUNICIPAL
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006(1)
--------------------------
Sold                                  2,332         $25,011     3,090,565    $ 32,478,010
--------------------------
Issued in reinvestment
of distributions                         14             150       203,441       2,138,238
--------------------------
Redeemed                                 --              --    (1,206,280)    (12,677,908)
------------------------------------------------------------------------------------------
Net increase (decrease)               2,346         $25,161     2,087,726    $ 21,938,340
==========================================================================================
YEAR ENDED MAY 31, 2005
--------------------------
Sold                                    N/A                     1,643,141    $ 16,916,130
--------------------------
Issued in reinvestment
of distributions                                                  166,485       1,714,843
--------------------------
Redeemed                                                       (1,225,232)    (12,610,602)
------------------------------------------------------------------------------------------
Net increase (decrease)                                           584,394    $  6,020,371
==========================================================================================
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006(1)
--------------------------
Sold                              1,528,405     $16,397,564           N/A
--------------------------
Issued in reinvestment
of distributions                      9,531         101,943
--------------------------
Redeemed                                 --              --
------------------------------------------------------------------------------------------
Net increase (decrease)           1,537,936     $16,499,507
==========================================================================================

(1) April 3, 2006 (commencement of sale) through May 31, 2006 for Long-Term
    Tax-Free.

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                     LONG-TERM TAX-FREE            HIGH-YIELD MUNICIPAL
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
A CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006(1)
--------------------------
Sold                                 12,548    $    136,284     7,491,063    $ 78,741,071
--------------------------
Issued in reinvestment
of distributions                      8,047          86,066       393,167       4,132,250
--------------------------
Redeemed                         (1,653,051)    (17,732,706)   (3,075,940)    (32,326,114)
------------------------------------------------------------------------------------------
Net increase (decrease)          (1,632,456)   $(17,510,356)    4,808,290    $ 50,547,207
==========================================================================================
YEAR ENDED MAY 31, 2005
--------------------------
Sold                                    N/A                     5,239,532    $ 54,036,738
--------------------------
Issued in reinvestment
of distributions                                                  197,779       2,042,149
--------------------------
Redeemed                                                       (1,216,527)    (12,559,763)
------------------------------------------------------------------------------------------
Net increase (decrease)                                         4,220,784    $ 43,519,124
==========================================================================================
YEAR ENDED MARCH 31, 2006
--------------------------
Sold                                477,920    $  5,222,488           N/A
--------------------------
Issued in reinvestment
of distributions                    267,697       2,902,942
--------------------------
Redeemed                         (8,803,698)    (94,593,140)
------------------------------------------------------------------------------------------
Net increase (decrease)          (8,058,081)   $(86,467,710)
==========================================================================================
YEAR ENDED MARCH 31, 2005
--------------------------
Sold                                933,825     $10,196,270           N/A
--------------------------
Issued in reinvestment
of distributions                    472,842       5,132,916
--------------------------
Redeemed                           (816,638)     (8,868,046)
------------------------------------------------------------------------------------------
Net increase (decrease)             590,029     $ 6,461,140
==========================================================================================

(1) April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------
                                     LONG-TERM TAX-FREE            HIGH-YIELD MUNICIPAL
------------------------------------------------------------------------------------------
                                    SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
B CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006(1)
--------------------------
Sold                                    196        $  2,093       123,399      $1,296,933
--------------------------
Issued in reinvestment
of distributions                        762           8,145         4,831          50,768
--------------------------
Redeemed                             (3,837)        (41,044)      (43,215)       (454,221)
------------------------------------------------------------------------------------------
Net increase (decrease)              (2,879)       $(30,806)       85,015      $  893,480
==========================================================================================
YEAR ENDED MAY 31, 2005
--------------------------
Sold                                    N/A                       127,879      $1,316,273
--------------------------
Issued in reinvestment
of distributions                                                    3,482          35,901
--------------------------
Redeemed                                                          (44,038)       (455,285)
------------------------------------------------------------------------------------------
Net increase (decrease)                                            87,323      $  896,889
==========================================================================================
YEAR ENDED MARCH 31, 2006
--------------------------
Sold                                 11,759       $ 128,146           N/A
--------------------------
Issued in reinvestment
of distributions                      4,486          48,607
--------------------------
Redeemed                            (53,456)       (576,977)
------------------------------------------------------------------------------------------
Net increase (decrease)             (37,211)      $(400,224)
==========================================================================================
YEAR ENDED MARCH 31, 2005
--------------------------
Sold                                 14,180       $ 155,044           N/A
--------------------------
Issued in reinvestment
of distributions                      7,998          86,790
--------------------------
Redeemed                            (32,686)       (355,581)
------------------------------------------------------------------------------------------
Net increase (decrease)             (10,508)      $(113,747)
==========================================================================================
C CLASS
------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006(2)
--------------------------
Sold                                  2,332         $25,011     1,499,384     $15,763,095
--------------------------
Issued in reinvestment
of distributions                         10             111        28,473         299,249
--------------------------
Redeemed                                 --              --      (300,586)     (3,158,774)
------------------------------------------------------------------------------------------
Net increase (decrease)               2,342         $25,122     1,227,271     $12,903,570
==========================================================================================
YEAR ENDED MAY 31, 2005
--------------------------
Sold                                    N/A                       893,109     $ 9,203,406
--------------------------
Issued in reinvestment
of distributions                                                   12,105         125,038
--------------------------
Redeemed                                                         (131,081)     (1,352,304)
------------------------------------------------------------------------------------------
Net increase (decrease)                                           774,133     $ 7,976,140
==========================================================================================

(1) April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

(2) April 3, 2006 (commencement of sale) through May 31, 2006 for Long-Term
    Tax-Free.

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

5. BANK LINE OF CREDIT

Arizona Municipal, Florida Municipal, and High-Yield Municipal, along with certain other funds managed by ACIM or American Century Global Investment
Management, Inc. (ACGIM), have a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended May 31, 2006.

6. RISK FACTORS

Arizona Municipal Bond and Florida Municipal Bond concentrate their investments in a single state and therefore may have more exposure to credit risk related to the states of Arizona and Florida, respectively, than a fund with a broader geographical diversification. Income may be subject to state and local taxes and, if applicable, the alternative minimum tax.

High-Yield Municipal may concentrate its investments in a certain states and therefore may have more exposure to credit risk related to those states of than a fund with a broader geographical diversification. High-Yield Municipal invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk. Income may be subject to state and local taxes and, if applicable, the alternative minimum tax.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended May 31, 2006 and
May 31, 2005 (except as noted) were as follows:

--------------------------------------------------------------------------------------------
                               ARIZONA MUNICIPAL BOND              FLORIDA MUNICIPAL BOND
--------------------------------------------------------------------------------------------
                              2006               2005              2006             2005
--------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------------------
Ordinary income            $2,283,709         $2,278,480        $1,867,355       $2,157,343
--------------------------------------------------------------------------------------------
Long-term capital gains      $116,927            $13,495                --               --
--------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                         LONG-TERM TAX-FREE                       HIGH-YIELD MUNICIPAL
---------------------------------------------------------------------------------------------------------
                         MAY 31, 2006(1)  MARCH 31, 2006(2)  MARCH 31, 2005(2)      2006        2005
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
---------------------------------------------------------------------------------------------------------
Ordinary income              $235,081         $3,211,639        $5,470,612       $9,545,943   $5,964,223
---------------------------------------------------------------------------------------------------------
Long-term capital gains            --                 --           $64,163               --           --
---------------------------------------------------------------------------------------------------------

(1) Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

(2) Years ended March 31, 2006 and March 31, 2005.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

7. FEDERAL TAX INFORMATION (CONTINUED)

As of May 31, 2006, the components of investments for federal income tax purposes were as follows:

----------------------------------------------------------------------------------------------------
                                       ARIZONA         FLORIDA           LONG-TERM      HIGH-YIELD
                                   MUNICIPAL BOND   MUNICIPAL BOND       TAX-FREE        MUNICIPAL
----------------------------------------------------------------------------------------------------
Federal tax cost of investments      $56,195,763      $41,919,649      $37,968,412     $241,243,122
====================================================================================================
Gross tax appreciation
of investments                        $1,557,983       $1,299,305        $ 412,928       $7,031,998
-------------------------------
Gross tax depreciation
of investments                          (100,668)         (29,339)         (57,746)        (330,359)
----------------------------------------------------------------------------------------------------
Net tax appreciation
(depreciation)
of investments                        $1,457,315       $1,269,966        $ 355,182       $6,701,639
====================================================================================================
Net tax appreciation
(depreciation)
on derivatives                               624               --         (191,366)             --
----------------------------------------------------------------------------------------------------
Net tax appreciation
(depreciation)                        $1,457,939       $1,269,966        $ 163,816       $6,701,639
====================================================================================================
Undistributed exempt income                   --               --          $27,578               --
-------------------------------
Accumulated capital losses                    --        $(295,636)       $(690,854)     $(2,437,926)
-------------------------------
Capital loss deferrals                 $(154,439)        $(81,454)              --         $(32,850)
----------------------------------------------------------------------------------------------------

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.

The capital loss carryovers expire as follows:

----------------------------------------------------------------------------------------------------
                       2008         2009         2010      2011       2012       2013       2014
----------------------------------------------------------------------------------------------------
Florida
Municipal Bond             --           --          --      --           --   $(295,636)         --
----------------------------------------------------------------------------------------------------
Long-Term Tax-Free         --           --          --      --    $(158,880)  $(142,310)  $(389,664)
----------------------------------------------------------------------------------------------------
High-Yield
Municipal           $(178,014)  $(1,090,034)  $(323,643)    --    $(145,918)  $(700,317)         --
----------------------------------------------------------------------------------------------------

The capital loss deferrals represent net capital losses incurred in the seven-month period ended May 31, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. REORGANIZATION PLAN

As of the close of business on March 31, 2006, Long-Term Tax-Free acquired all of the net assets of the Mason Street Municipal Bond Fund (Municipal Bond), one
fund in a series issued by Mason Street Funds, Inc., pursuant to a plan of reorganization approved by the acquired funds' shareholders on March 15, 2006.
In the post-reorganization, Long-Term Tax-Free is maintaining the financial statements and performance history of Municipal Bond. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31.

Prior to the reorganization, Municipal Bond had A Class and B Class shares. At the close of business and as a result of the reorganization, A Class shares and
B Class shares of the acquired fund were converted to A Class shares and B Class shares, respectively, of Long-Term Tax-Free.

A Class and B Class net assets of Municipal Bond before the reorganization were
$36,833,546 and $2,080,831, respectively. Immediately after the reorganization,
A Class and B Class net assets of Long-Term Tax-Free were $36,833,546 and
$2,080,831, respectively.

                                                                    (continued)

------

Notes to Financial Statements

MAY 31, 2006

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds designate exempt interest and capital gain distributions for the fiscal year ended May 31, 2006 (except as noted), as follows:

--------------------------------------------------------------------------------
                          ARIZONA         FLORIDA       LONG-TERM    HIGH-YIELD
                      MUNICIPAL BOND  MUNICIPAL BOND   TAX-FREE(1)    MUNICIPAL
--------------------------------------------------------------------------------
Exempt interest
dividends               $2,193,188      $1,876,709      $218,259     $9,464,800
--------------------------------------------------------------------------------
Long-term
capital gains             $135,581              --            --             --
--------------------------------------------------------------------------------

(1) Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

Arizona Municipal Bond hereby designates $67,552 of qualified short-term capital gains distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended May 31, 2006.

------

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31
----------------------------------------------------------------------------------------
                                                    INVESTOR CLASS
----------------------------------------------------------------------------------------
                                 2006        2005        2004        2003        2002
----------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.96      $10.83      $11.40      $10.89      $10.69
----------------------------------------------------------------------------------------
Income From
Investment Operations
----------------------------
  Net Investment Income          0.42(1)      0.42        0.41        0.41        0.44
----------------------------
  Net Realized and
  Unrealized Gain (Loss)         (0.25)       0.13       (0.53)       0.59        0.27
----------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.17        0.55       (0.12)       1.00        0.71
----------------------------------------------------------------------------------------
Distributions
----------------------------
  From Net
  Investment Income              (0.43)      (0.42)      (0.41)      (0.41)      (0.44)
----------------------------
  From Net Realized Gains        (0.02)       --(2)      (0.04)      (0.08)      (0.07)
----------------------------------------------------------------------------------------
  Total Distributions            (0.45)      (0.42)      (0.45)      (0.49)      (0.51)
----------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.68      $10.96      $10.83      $11.40      $10.89
========================================================================================
  TOTAL RETURN(3)                 1.59%       5.21%      (1.06)%      9.36%       6.74%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                        0.49%       0.50%      0.51%        0.51%       0.51%
----------------------------
Ratio of Net Investment
Income to Average
Net Assets                        3.89%       3.86%      3.70%        3.70%       4.04%
----------------------------
Portfolio Turnover Rate             44%         48%        26%          50%         77%
----------------------------
Net Assets, End of Period
(in thousands)                  $52,404     $53,203    $60,203      $75,787     $66,327
----------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                           A CLASS
--------------------------------------------------------------------------------
                                                 2006        2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.96      $10.83      $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income                          0.39(2)      0.40        0.10
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        (0.25)       0.13       (0.42)
--------------------------------------------------------------------------------
  Total From Investment Operations                0.14        0.53       (0.32)
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                     (0.40)      (0.40)      (0.10)
------------------------------------------
  From Net Realized Gains                        (0.02)       --(3)         --
--------------------------------------------------------------------------------
  Total Distributions                            (0.42)      (0.40)      (0.10)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.68      $10.96      $10.83
================================================================================
  TOTAL RETURN(4)                                 1.34%       4.94%      (2.87)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             0.74%       0.75%    0.76%(5)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                             3.64%       3.61%    3.63%(5)
------------------------------------------
Portfolio Turnover Rate                             44%         48%      26%(6)
------------------------------------------
Net Assets, End of Period (in thousands)         $3,741      $4,271      $1,523
--------------------------------------------------------------------------------

(1) February 27, 2004 (commencement of sale) through May 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Arizona Municipal Bond - Financial High lights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                           B CLASS
--------------------------------------------------------------------------------
                                                 2006        2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.96      $10.83      $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income                          0.36(2)      0.32        0.08
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        (0.30)       0.13       (0.42)
--------------------------------------------------------------------------------
  Total From Investment Operations                0.06        0.45       (0.34)
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                     (0.32)      (0.32)      (0.08)
------------------------------------------
  From Net Realized Gains                        (0.02)       --(3)         --
--------------------------------------------------------------------------------
  Total Distributions                            (0.34)      (0.32)      (0.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.68      $10.96      $10.83
================================================================================
  TOTAL RETURN(4)                                 0.61%       4.19%      (3.06)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.49%       1.50%    1.51%(5)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                             2.89%       2.86%    2.88%(5)
------------------------------------------
Portfolio Turnover Rate                             44%         48%      26%(6)
------------------------------------------
Net Assets, End of Period (in thousands)            $42          $3          $2
--------------------------------------------------------------------------------

(1) February 27, 2004 (commencement of sale) through May 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Arizona Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                           C CLASS
--------------------------------------------------------------------------------
                                                 2006        2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.96      $10.83      $11.25
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income                          0.30(2)      0.31        0.08
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        (0.24)       0.13       (0.42)
--------------------------------------------------------------------------------
  Total From Investment Operations                0.06        0.44       (0.34)
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                     (0.32)      (0.31)      (0.08)
------------------------------------------
  From Net Realized Gains                        (0.02)       --(3)         --
--------------------------------------------------------------------------------
  Total Distributions                            (0.34)      (0.31)      (0.08)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.68      $10.96      $10.83
================================================================================
  TOTAL RETURN(4)                                 0.58%       4.15%      (3.06)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.49%       1.50%    1.51%(5)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                             2.89%       2.86%    2.88%(5)
------------------------------------------
Portfolio Turnover Rate                             44%         48%      26%(6)
------------------------------------------
Net Assets, End of Period (in thousands)           $382        $719         $12
--------------------------------------------------------------------------------

(1) February 27, 2004 (commencement of sale) through May 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31
----------------------------------------------------------------------------------------
                                                   INVESTOR CLASS
----------------------------------------------------------------------------------------
                                 2006        2005        2004        2003        2002
----------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.81      $10.68      $11.29      $10.73      $10.67
----------------------------------------------------------------------------------------
Income From
Investment Operations
----------------------------
  Net Investment Income           0.42        0.39        0.42        0.42        0.44
----------------------------
  Net Realized and
  Unrealized Gain (Loss)         (0.26)       0.13       (0.56)       0.62        0.19
----------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.16        0.52       (0.14)       1.04        0.63
----------------------------------------------------------------------------------------
Distributions
----------------------------
  From Net
  Investment Income              (0.42)      (0.39)      (0.42)      (0.42)      (0.44)
----------------------------
  From Net Realized Gains           --          --       (0.05)      (0.06)      (0.13)
----------------------------------------------------------------------------------------
  Total Distributions            (0.42)      (0.39)      (0.47)      (0.48)      (0.57)
----------------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $10.55      $10.81      $10.68      $11.29      $10.73
========================================================================================
  TOTAL RETURN(1)                 1.48%       4.88%      (1.30)%      9.90%       5.98%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                        0.49%       0.50%       0.51%       0.51%       0.51%
----------------------------
Ratio of Net Investment
Income to Average
Net Assets                        3.90%       3.56%       3.82%       3.78%       4.03%
----------------------------
Portfolio Turnover Rate             28%         44%         59%         45%         75%
----------------------------
Net Assets, End of Period
(in thousands)                  $40,604     $49,451     $63,142     $70,078     $54,565
----------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                            A CLASS
--------------------------------------------------------------------------------
                                                 2006        2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.81      $10.68      $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income                           0.39        0.36        0.09
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        (0.26)       0.13       (0.43)
--------------------------------------------------------------------------------
  Total From Investment Operations                0.13        0.49       (0.34)
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                     (0.39)      (0.36)      (0.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.55      $10.81      $10.68
================================================================================
  TOTAL RETURN(2)                                 1.23%       4.62%      (3.10)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             0.74%       0.75%    0.76%(3)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                             3.65%       3.31%    3.34%(3)
------------------------------------------
Portfolio Turnover Rate                             28%         44%      59%(4)
------------------------------------------
Net Assets, End of Period (in thousands)         $1,380      $2,105        $761
--------------------------------------------------------------------------------

(1) February 27, 2004 (commencement of sale) through May 31, 2004.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                            B CLASS
--------------------------------------------------------------------------------
                                                 2006        2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.81      $10.68      $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income                           0.31        0.28        0.07
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        (0.26)       0.13       (0.43)
--------------------------------------------------------------------------------
  Total From Investment Operations                0.05        0.41       (0.36)
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                     (0.31)      (0.28)      (0.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.55      $10.81      $10.68
================================================================================
  TOTAL RETURN(2)                                 0.47%       3.83%      (3.28)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.49%       1.50%    1.51%(3)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                             2.90%       2.56%    2.59%(3)
------------------------------------------
Portfolio Turnover Rate                             28%         44%      59%(4)
------------------------------------------
Net Assets, End of Period (in thousands)            $15         $19         $17
--------------------------------------------------------------------------------

(1) February 27, 2004 (commencement of sale) through May 31, 2004.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Florida Municipal Bond - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                           C CLASS
--------------------------------------------------------------------------------
                                                 2006        2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.81      $10.68      $11.11
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income                           0.31        0.28        0.07
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        (0.26)       0.13       (0.43)
--------------------------------------------------------------------------------
  Total From Investment Operations                0.05        0.41       (0.36)
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                     (0.31)      (0.28)      (0.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.55      $10.81      $10.68
================================================================================
  TOTAL RETURN(2)                                 0.47%       3.84%      (3.28)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.49%       1.50%    1.51%(3)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                             2.90%       2.56%    2.59%(3)
------------------------------------------
Portfolio Turnover Rate                             28%         44%      59%(4)
------------------------------------------
Net Assets, End of Period (in thousands)         $1,570      $1,827      $1,032
--------------------------------------------------------------------------------

(1) February 27, 2004 (commencement of sale) through May 31, 2004.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                      INVESTOR
                                                                        CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.72
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------
  Net Investment Income                                                  0.06
-----------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.02)
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.04
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------
  From Net Investment Income                                            (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.70
================================================================================
  TOTAL RETURN(2)                                                        0.42%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     0.49%(3)
-----------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  3.85%(3)
-----------------------------------------------------------
Portfolio Turnover Rate                                                    62%
-----------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $25
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through May 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.72
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------
  Net Investment Income                                                  0.07
-----------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.02)
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.05
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------
  From Net Investment Income                                            (0.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.70
================================================================================
  TOTAL RETURN(2)                                                        0.45%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     0.29%(3)
-----------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  4.05%(3)
-----------------------------------------------------------
Portfolio Turnover Rate                                                    62%
-----------------------------------------------------------
Net Assets, End of Period (in thousands)                               $16,456
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through May 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                             A CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2006        2005        2004        2003        2002
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.72      $10.74      $11.06      $10.98      $10.50      $10.70
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income           0.06       0.35(2)      0.33(2)     0.33(2)     0.41(2)     0.44
--------------------------
  Net Realized and
  Unrealized Gain (Loss)         (0.02)      (0.03)      (0.15)       0.24        0.61        0.01
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.04        0.32        0.18        0.57        1.02        0.45
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.06)      (0.34)      (0.33)      (0.33)      (0.42)      (0.45)
--------------------------
  From Net
  Realized Gains                    --          --       (0.17)      (0.16)      (0.12)      (0.20)
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.06)      (0.34)      (0.50)      (0.49)      (0.54)      (0.65)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.70      $10.72      $10.74      $11.06      $10.98      $10.50
====================================================================================================
  TOTAL RETURN(3)                 0.40%       3.01%       1.63%       5.31%       9.88%       4.26%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.74%(4)       0.82%       0.84%       0.85%       0.85%       0.85%
--------------------------
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                0.74%(4)       0.82%       0.84%       0.89%       0.93%       1.00%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets                     3.60%(4)       3.21%       3.01%       3.01%       3.78%       4.14%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets (Before
Expense Waiver)                3.60%(4)       3.21%       3.01%       2.97%       3.70%       3.99%
--------------------------
Portfolio Turnover Rate             62%         27%         43%     815%(5)         48%        173%
--------------------------
Net Assets, End of Period
(in thousands)                  $19,288     $36,834   $123,399     $120,606    $107,770     $57,373
----------------------------------------------------------------------------------------------------

(1) April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free's fiscal year was March 31 (see Note 8).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238% if this trading activity was excluded from the calculation. Long-Term Tax-Free's advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------------------------
                                                             B CLASS
----------------------------------------------------------------------------------------------------
                                2006(1)      2006        2005        2004        2003        2002
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.72      $10.73      $11.06      $10.98      $10.50      $10.70
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income           0.05        0.27(2)     0.26(2)     0.26(2)     0.34(2)     0.37
--------------------------
  Net Realized and
  Unrealized Gain (Loss)         (0.02)      (0.01)      (0.16)       0.24        0.61        --(3)
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.03        0.26        0.10        0.50        0.95        0.37
----------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.05)      (0.27)      (0.26)      (0.26)      (0.35)      (0.37)
--------------------------
  From Net
  Realized Gains                    --          --       (0.17)      (0.16)      (0.12)      (0.20)
----------------------------------------------------------------------------------------------------
  Total Distributions            (0.05)      (0.27)      (0.43)      (0.42)      (0.47)      (0.57)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.70      $10.72      $10.73      $11.06      $10.98      $10.50
====================================================================================================
  TOTAL RETURN(4)                 0.28%       2.42%       0.89%       4.62%       9.16%       3.58%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     1.49%(5)       1.50%       1.50%       1.50%       1.50%       1.50%
--------------------------
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                1.49%(5)       1.54%       1.52%       1.54%       1.58%       1.65%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets                     2.85%(5)       2.49%       2.36%       2.39%       3.11%       3.49%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets (Before
Expense Waiver)                2.85%(5)       2.45%       2.34%       2.35%       3.03%       3.34%
--------------------------
Portfolio Turnover Rate             62%         27%         43%     815%(6)         48%        173%
--------------------------
Net Assets, End of Period
(in thousands)                   $2,046      $2,081      $2,483     $2,674      $3,533      $1,429
----------------------------------------------------------------------------------------------------

(1) April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free's fiscal year was March 31 (see Note 8).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238% if this trading activity was excluded from the calculation. Long-Term Tax-Free's advisor intends to manage interest rate risk in the future through the use of futures contracts and other derivatives-related hedging strategies, many of which would not impact the portfolio turnover rate.

See Notes to Financial Statements.

------

Long-Term Tax-Free - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.72
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------
  Net Investment Income                                                  0.05
-----------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               (0.02)
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.03
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------
  From Net Investment Income                                            (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.70
================================================================================
  TOTAL RETURN(2)                                                       0.26%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    1.49%(3)
-----------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                 2.85%(3)
-----------------------------------------------------------
Portfolio Turnover Rate                                                   62%
-----------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $25
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through May 31, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) Annualized.

See Notes to Financial Statements.

------

High-Yield Municipal - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31
----------------------------------------------------------------------------------------
                                                   INVESTOR CLASS
----------------------------------------------------------------------------------------
                                 2006        2005        2004        2003        2002
----------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $10.50      $10.04      $10.25       $9.87       $9.62
----------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment Income           0.50        0.51        0.52        0.53        0.53
---------------------------
  Net Realized and
  Unrealized Gain (Loss)         --(1)        0.46       (0.21)       0.38        0.25
----------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.50        0.97        0.31        0.91        0.78
----------------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income              (0.50)      (0.51)      (0.52)      (0.53)      (0.53)
----------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.50      $10.50      $10.04      $10.25       $9.87
========================================================================================
  TOTAL RETURN(2)                 4.91%       9.84%       3.07%       9.40%       8.25%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                        0.62%       0.63%       0.64%       0.64%       0.64%
---------------------------
Ratio of Net Investment
Income to Average
Net Assets                        4.80%       4.92%       5.06%       5.22%       5.39%
---------------------------
Portfolio Turnover Rate             16%         30%         27%         43%         28%
---------------------------
Net Assets, End of Period
(in thousands)                  $84,896     $62,945     $54,340     $53,621     $36,162
----------------------------------------------------------------------------------------

(1) Per-share amount is less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

High-Yield Municipal - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                      A CLASS
--------------------------------------------------------------------------------
                                     2006        2005        2004       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                 $10.50      $10.04      $10.25      $10.06
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------------
  Net Investment Income               0.48        0.48        0.49        0.17
------------------------------
  Net Realized and
  Unrealized Gain (Loss)             --(2)        0.46       (0.21)       0.19
--------------------------------------------------------------------------------
  Total From
  Investment Operations               0.48        0.94        0.28        0.36
--------------------------------------------------------------------------------
Distributions
------------------------------
  From Net
  Investment Income                  (0.48)      (0.48)      (0.49)      (0.17)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                       $10.50      $10.50      $10.04      $10.25
================================================================================
  TOTAL RETURN(3)                     4.65%       9.56%       2.81%       3.57%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                            0.87%       0.88%       0.89%    0.88%(4)
------------------------------
Ratio of Net Investment
Income to Average
Net Assets                            4.55%       4.67%       4.81%    5.03%(4)
------------------------------
Portfolio Turnover Rate                 16%         30%         27%      43%(5)
------------------------------
Net Assets, End of Period
(in thousands)                     $129,681     $79,154     $33,335      $2,117
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through May 31, 2003.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------

High-Yield Municipal - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                      B CLASS
--------------------------------------------------------------------------------
                                     2006        2005        2004       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                 $10.50      $10.04      $10.25      $10.06
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------------
  Net Investment Income               0.40        0.40        0.42        0.15
------------------------------
  Net Realized and
  Unrealized Gain (Loss)             --(2)        0.46       (0.21)       0.19
--------------------------------------------------------------------------------
  Total From
  Investment Operations               0.40        0.86        0.21        0.34
--------------------------------------------------------------------------------
Distributions
------------------------------
  From Net
  Investment Income                  (0.40)      (0.40)      (0.42)      (0.15)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                       $10.50      $10.50      $10.04      $10.25
================================================================================
  TOTAL RETURN(3)                     3.87%       8.75%       2.05%       3.44%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                            1.62%       1.63%       1.64%    1.63%(4)
------------------------------
Ratio of Net Investment
Income to Average
Net Assets                            3.80%       3.92%       4.06%    4.35%(4)
------------------------------
Portfolio Turnover Rate                 16%         30%         27%      43%(5)
------------------------------
Net Assets, End of Period
(in thousands)                       $4,468      $3,573      $2,541       $708
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through May 31, 2003.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------

High-Yield Municipal - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                      C CLASS
--------------------------------------------------------------------------------
                                     2006        2005        2004       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                 $10.50      $10.04      $10.25      $10.03
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------------
  Net Investment Income               0.40        0.40        0.43        0.39
------------------------------
  Net Realized and
  Unrealized Gain (Loss)             --(2)        0.46       (0.21)       0.22
--------------------------------------------------------------------------------
  Total From
   Investment Operations              0.40        0.86        0.22        0.61
--------------------------------------------------------------------------------
Distributions
------------------------------
  From Net
  Investment Income                  (0.40)      (0.40)      (0.43)      (0.39)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                       $10.50      $10.50      $10.04      $10.25
================================================================================
  TOTAL RETURN(3)                     3.86%       8.74%       2.20%       6.15%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                            1.62%       1.63%       1.54%    1.39%(4)
------------------------------
Ratio of Net Investment
Income to Average
Net Assets                            3.80%       3.92%       4.16%    4.55%(4)
------------------------------
Portfolio Turnover Rate                 16%         30%         27%      43%(5)
------------------------------
Net Assets, End of Period
(in thousands)                      $29,862     $16,967      $8,457     $1,454
--------------------------------------------------------------------------------

(1) July 24, 2002 (commencement of sale) through May 31, 2003.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

------

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the
Arizona Municipal Bond Fund, Florida Municipal Bond Fund, Long-Term Tax-Free
Fund and High-Yield Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Arizona Municipal Bond Fund,
Florida Municipal Bond Fund, Long-Term Tax-Free Fund and High-Yield Municipal
Fund (four of the six funds in the American Century Municipal Trust hereafter referred to as the "Funds") at May 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 18, 2006

------

Management

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are "interested"
primarily by virtue of their engagement as officers of American Century
Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management,
Inc. (ACIM); the funds' principal underwriter, American Century Investment
Services, Inc. (ACIS); and the funds' transfer agent, American Century Services,
LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

                                                                    (continued)

------

Management

INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, LLC (1996
to April 2002)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Trustee, President
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present). Also serves as: Chief Executive Officer and President, ACIM, ACGIM, ACIS and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 40
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

                                                                    (continued)

------

Management

OFFICERS
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Chief Administrative Officer, ACC (February 2006 to
present). Also serves as: President, ACS; Chief Executive Officer, Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present). Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 1998
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present). Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller(1)
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present). Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(1) Ms. Wade serves in a similar capacity for seven other investment companies advised by ACIM.

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

                                                                    (continued)

------

Approval of Management Agreements for Arizona Municipal Bond, Florida Municipal
Bond, and High-Yield Municipal

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Arizona Municipal Bond, Florida Municipal Bond and
High-Yield Municipal Bond (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning a similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------

Approval of Management Agreements for Arizona Municipal Bond, Florida Municipal
Bond, and High-Yield Municipal

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES--GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds'
performance with that of similar funds not managed by the advisor.

                                                                    (continued)

------

Approval of Management Agreements for Arizona Municipal Bond, Florida Municipal
Bond, and High-Yield Municipal

If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Arizona Municipal Bond's performance was above the median of its peer group for the one year period and near the median for the three year period. Florida Municipal Bond's performance was above the median for the one year period and near the median for the three year period. High-Yield Municipal Bond's performance was above the median for the one year period and near the median for the three year period. The board discussed Arizona Municipal Bond's and High-Yield Municipal Bond's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its rein-

                                                                    (continued)

------

Approval of Management Agreements for Arizona Municipal Bond, Florida Municipal
Bond, and High-Yield Municipal

vestment in its ability to provide and expand those services. Accordingly, the
Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of the funds was in the lowest quartile of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

                                                                    (continued)

------

Approval of Management Agreements for Arizona Municipal Bond, Florida Municipal
Bond, and High-Yield Municipal

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------

Approval of Management Agreement for Long-Term Tax-Free

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by  a majority of a fund's independent directors each year. Under a Securities and
Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

At a meeting held December 2, 2005, the board of directors unanimously approved the initial management agreement for Long-Term Tax-Free (the "fund"). In advance of the board's consideration, American Century Investment Management, Inc. (the
"Advisor") provided information concerning the proposed fund. The information considered and the discussions held at the meeting included, but were not limited to:

* the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the fund under the management agreement;

* the wide range of programs and services to be provided by the Advisor to the fund and its shareholders on a routine and non-routine basis; and

* data comparing the cost of owning the Investor Class of the fund to the cost of owning similar funds.

Consistent with the Advisor's business strategy for all of its funds, the
Advisor proposed a unified management fee. Under the unified fee structure, the
Advisor charges a single, all-inclusive fee for providing all services for the management and operation of the fund, except brokerage expenses, taxes, interest, the fees and expenses of the fund's independent directors (including their independent legal counsel), and extraordinary costs. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record keeping, marketing, and shareholder services, or arranging and supervising third parties who provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees other advisors charge to their shareholders may be increased without shareholder approval. The Advisor and the board believe that the unified fee structure is a benefit to fund shareholders because it clearly discloses the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders,  it shifts to the Advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

                                                                    (continued)

------

Approval of Management Agreement for Long-Term Tax-Free

The Advisor proposed to place the fund in a category fee schedule that, when combined with the fund's complex fee schedule, would result in an initial unified management fee for the fund of 0.49%. In evaluating the proposed fee, the board reviewed data comparing the total expense ratio of the fund's Investor
Class to the total expense ratios of other funds in its applicable fund universe. The proposed fee level is in the lowest quartile of the total expense ratios of its peer group. The proposed fee also contains breakpoints that reduce fees as the overall fund complex and the fund increase in size.

When considering the proposed fee, the board considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the total expense ratio of the fund would require the Advisor to assume a substantial part of the start-up costs of the fund and imposes on the Advisor the risk that the fund will grow to a level that will become profitable at the proposed fee level.
The board is aware that the Advisor is likely to lose money on the fund initially and the board will receive information in connection with the annual contract renewal process that will enable it to determine when, if ever, adjustments to one or more breakpoints may be appropriate. Finally, the board considered the position that the new fund would take in the line up of the
American Century family of funds and benefits to shareholders of existing funds of the broadened product offering.

Not specifically discussed, but important in the decision to approve the management agreement, is the directors' familiarity with the Advisor. The board of directors oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century complex. As such, the directors have confidence in the Advisor's integrity and competence in providing services to funds.

In their deliberations, the directors did not identify any single factor as being all important or controlling, and each director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the board, including the independent directors, concluded that the overall arrangements between the fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

------

Share Class Information

Four classes of shares are authorized for sale by Arizona Municipal Bond,
Florida Municipal Bond and High-Yield Municipal: Investor Class, A Class, B
Class, and C Class. Five classes of shares are authorized for sale by Long-Term
Tax-Free: Investor Class, Institutional Class, A Class, B Class, and C Class.
The total expense ratio of Institutional Class shares is lower than that of
Investor Class shares. The total expense ratios of A Class, B Class, and C Class shares are higher than that of Investor Class.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A
Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor
Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

                                                                    (continued)

------

Share Class Information

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. They are not investment products available for purchase.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities of 2-4 years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market-value-weighted index designed for the long-term tax-exempt bond market. The LEHMAN BROTHERS LONG-TERM
MUNICIPAL BOND INDEX is composed of those securities included in the Lehman
Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment-grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

------

Notes

------

Notes

------

Notes

------

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUNICIPAL TRUST
INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0607                     (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-50107N            All rights reserved.

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior  Financial  Officers that applies to the registrant's  principal  executive  officer,  principal financial officer,  principal  accounting  officer,  and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial  Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation  Portfolios,  Inc.'s
     Annual Certified  Shareholder Report on Form N-CSR, File No. 811-21591,  on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee  financial experts.  They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2005:  $69,555
         FY 2006:  $118,626

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2005:  $0
         FY 2006:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2005:  $0
         FY 2006:  $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2005:  $15,677
         FY 2006:  $20,431

         These services  included  review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2005:  $0
         FY 2006:  $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2005:  $0
         FY 2006:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2005:  $0
         FY 2006:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

 (f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2005:  $170,677
         FY 2006:  $249,764

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY MUNICIPAL TRUST

     /s/ William M. Lyons
By:  ------------------------------------
     Name:  William M. Lyons
     Title: President

Date:  July 28, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:  /s/ William M. Lyons
     ------------------------------------
     Name:  William M. Lyons
     Title: President
            (principal executive officer)

Date:  July 28, 2006

By:  /s/ Maryanne L. Roepke
     ------------------------------------
     Name:  Maryanne L. Roepke
     Title: Sr. Vice President, Treasurer, and
            Chief Financial Officer
           (principal financial officer)

Date:  July 28, 2006